Free Writing Prospectus	Filed Pursuant to Rule 433
(To the Prospectus dated February 10, 2009, and	Registration No. 333-145845
the Prospectus Supplement dated March 1, 2010)
April 9, 2010

BARCLAYS BANK PLC

Barclays Reverse Convertible NotesSM	All Asset Classes and Structures Under One RoofSM

Terms used in this free writing prospectus are described or defined in the prospectus supplement. The reverse convertible notes (the “Notes”) offered will have the terms described in the prospectus supplement and the prospectus, as supplemented by this free writing prospectus. THE NOTES DO NOT GUARANTEE ANY RETURN OF PRINCIPAL AT MATURITY.

Each reference asset below is in the form of a linked share and represents a separate Note offering. The purchaser of a Note will acquire a security linked to a single linked share (not a basket or index of linked shares). The following terms relate to each separate Note offering:

•	Issuer: Barclays Bank PLC (Rated AA-/Aa3)‡

•	Issue date: April 30, 2010

•	Initial valuation date: April 27, 2010

•	Final valuation date: October 26, 2010

•	Maturity date: October 29, 2010

•	Initial price: Closing price of the linked share on the initial valuation date.

•	Final price: Closing price of the linked share on the final valuation date.

•	Protection price: The protection level multiplied by the initial price, rounded to the nearest cent as appropriate.
•	Interest payment dates: Paid monthly in arrears on the same day of the month as the issue date and calculated on a 30/360 basis, commencing on the month following the issue date.

•	Initial public offering price: 100%

•	Tax allocation of coupon rate:

Deposit income*: TBD

Put premium: The coupon rate minus the deposit income.

‡

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. The ratings mentioned in this paragraph are subject to downward revision, suspension or withdrawal at any time by the assigning rating organization and are not a recommendation to buy, sell or hold securities.

The following terms relate to the specific Note offering for each respective linked share:

Linked Share	Initial Share Price	Page Number	Ticker Symbol	Principal Amount	Coupon Rate*	Protection Level	Percentage Proceeds to Issuer	Aggregate Proceeds to Issuer	Percentage Discount or Commission**	Aggregate Discount or Commission**	Note Issuance#	CUSIP/ISIN
Arch Coal, Inc.	TBD	FWP-10	ACI	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4914	06740LFA8/ US06740LFA89
The AES Corporation	TBD	FWP-12	AES	TBD	9.25%	80.0%	TBD	TBD	TBD	TBD	E-4915	06740LFB6/ US06740LFB62
Akamai Technologies, Inc.	TBD	FWP-14	AKAM	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4916	06740LFC4/ US06740LFC46
AK Steel Holding Corporation	TBD	FWP-16	AKS	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-4917	06740LFD2/ US06740LFD29
Amylin Pharmaceuticals, Inc.	TBD	FWP-18	AMLN	TBD	14.50%	75.0%	TBD	TBD	TBD	TBD	E-4918	06740LFE0/ US06740LFE02
Apollo Group, Inc. (Class A)	TBD	FWP-20	APOL	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4919	06740LFF7/ US06740LFF76
ArvinMeritor, Inc.	TBD	FWP-22	ARM	TBD	16.50%	75.0%	TBD	TBD	TBD	TBD	E-4920	06740LFG5/ US06740LFG59
ATP Oil & Gas Corporation	TBD	FWP-24	ATPG	TBD	16.50%	70.0%	TBD	TBD	TBD	TBD	E-4921	06740LFH3/ US06740LFH33
Yamana Gold, Inc.	TBD	FWP-26	AUY	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4922	06740LFJ9/ US06740LFJ98
Baidu, Inc. (American depositary share)	TBD	FWP-28	BIDU	TBD	9.00%	80.0%	TBD	TBD	TBD	TBD	E-4923	06740LFK6/ US06740LFK61
Boston Scientific Corporation	TBD	FWP-30	BSX	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4924	06740LFL4/ US06740LFL45
Bucyrus International, Inc.	TBD	FWP-32	BUCY	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4925	06740LFM2/ US06740LFM28
Continental Airlines, Inc. (Class B)	TBD	FWP-34	CAL	TBD	11.75%	75.0%	TBD	TBD	TBD	TBD	E-4926	06740LFN0/ US06740LFN01
CB Richard Ellis Group, Inc (Class A)	TBD	FWP-36	CBG	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4927	06740LFZ3/ US06740LFZ31
Coeur d’Alene Mines Corporation	TBD	FWP-38	CDE	TBD	13.50%	75.0%	TBD	TBD	TBD	TBD	E-4928	06740LGA7/ US06740LGA70
Cliffs Natural Resources Inc.	TBD	FWP-40	CLF	TBD	13.650%	75.0%	TBD	TBD	TBD	TBD	E-4929	06740LGB5/ US06740LGB53
Clean Energy Fuels Corp.	TBD	FWP-42	CLNE	TBD	14.25%	75.0%	TBD	TBD	TBD	TBD	E-4930	06740LGC3/ US06740LGC37
Consol Energy Inc.	TBD	FWP-44	CNX	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4931	06740LGD1/ US06740LGD10
Cabot Oil & Gas Corporation	TBD	FWP-46	COG	TBD	8.50%	80.0%	TBD	TBD	TBD	TBD	E-4932	06740LGE9/ US06740LGE92
Cree, Inc.	TBD	FWP-48	CREE	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4933	06740LGF6/ US06740LGF67
Carpenter Technology Corporation	TBD	FWP-50	CRS	TBD	12.00%	80.0%	TBD	TBD	TBD	TBD	E-4934	06740LGG4/ US06740LGG41
Cyberonics, Inc.	TBD	FWP-52	CYBX	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4935	06740LGH2/ US06740LGH24
Delta Airlines, Inc.	TBD	FWP-54	DAL	TBD	12.25%	75.0%	TBD	TBD	TBD	TBD	E-4936	06740LGJ8/ US06740LGJ89
Dillard’s, Inc. (Class A)	TBD	FWP-56	DDS	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4937	06740LGK5/ US06740LGK52
Denbury Resources Inc.	TBD	FWP-58	DNR	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4938	06740LGL3/ US06740LGL36
DryShips Inc.	TBD	FWP-60	DRYS	TBD	11.50%	75.0%	TBD	TBD	TBD	TBD	E-4939	06740LGM1/ US06740LGM19
Elan Corporation, plc (American depositary shares)	TBD	FWP-62	ELN	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4940	06740LGN9/ US06740LGN91
Ford Motor Company	TBD	FWP-64	F	TBD	8.00%	80.0%	TBD	TBD	TBD	TBD	E-4941	06740LGP4/ US06740LGP40
First Solar, Inc.	TBD	FWP-66	FSLR	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4942	06740LGQ2/ US06740LGQ23
Forest Oil Corporation	TBD	FWP-68	FST	TBD	10.75%	80.0%	TBD	TBD	TBD	TBD	E-4943	06740LGR0/ US06740LGR06
Fuel Systems Solutions, Inc.	TBD	FWP-70	FSYS	TBD	20.00%	75.0%	TBD	TBD	TBD	TBD	E-4944	06740LGS8/ US06740LGS88
Frontier Oil Corporation	TBD	FWP-72	FTO	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4945	06740LGT6/ US06740LGT61
Foster Wheeler AG	TBD	FWP-74	FWLT	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4946	06740LGU3/ US06740LGU35
Gerdau S.A. (American depositary shares)	TBD	FWP-76	GGB	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4947	06740LGV1/ US06740LGV18
General Growth Properties, Inc.	TBD	FWP-78	GGP	TBD	11.50%	75.0%	TBD	TBD	TBD	TBD	E-4948	06740LGW9/ US06740LGW90
Green Mountain Coffee Roasters, Inc.	TBD	FWP-80	GMCR	TBD	10.50%	80.0%	TBD	TBD	TBD	TBD	E-4949	06740LGX7/ US06740LGX73
Genworth Financial, Inc. (Class A)	TBD	FWP-82	GNW	TBD	10.75%	80.0%	TBD	TBD	TBD	TBD	E-4950	06740LGY5/ US06740LGY56
The Goodyear Tire & Rubber Company	TBD	FWP-84	GT	TBD	11.00%	80.0%	TBD	TBD	TBD	TBD	E-4951	06740LGZ2/ US06740LGZ22
Holly Corporation	TBD	FWP-86	HOC	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4952	06740LHA6/ US06740LHA61
IAMGOLD Corporation	TBD	FWP-88	IAG	TBD	10.25%	75.0%	TBD	TBD	TBD	TBD	E-4953	06740LHB4/ US06740LHB45
IMAX Corporation	TBD	FWP-90	IMAX	TBD	11.25%	75.0%	TBD	TBD	TBD	TBD	E-4954	06740LHC2/ US06740LHC28
InterOil Corporation	TBD	FWP-92	IOC	TBD	16.00%	75.0%	TBD	TBD	TBD	TBD	E-4955	06740LHD0/ US06740LHD01
Intrepid Potash, Inc.	TBD	FWP-94	IPI	TBD	10.00%	75.0%	TBD	TBD	TBD	TBD	E-4956	06740LHE8/ US06740LHE83
Jones Apparel Group, Inc.	TBD	FWP-96	JNY	TBD	10.00%	80.0%	TBD	TBD	TBD	TBD	E-4957	06740LHF5/ US06740LHF58
Joy Global Inc.	TBD	FWP-98	JOYG	TBD	11.25%	80.0%	TBD	TBD	TBD	TBD	E-4958	06740LHG3/ US06740LHG32
KeyCorp	TBD	FWP-100	KEY	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4959	06740LHH1/ US06740LHH15
Kinross Gold Corporation	TBD	FWP-102	KGC	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4960	06740LHJ7/ US06740LHJ70
Live Nation Entertainment, Inc.	TBD	FWP-104	LYV	TBD	12.00%	80.0%	TBD	TBD	TBD	TBD	E-4961	06740LHK4/ US06740LHK44
Massey Energy Company	TBD	FWP-106	MEE	TBD	14.00%	75.0%	TBD	TBD	TBD	TBD	E-4962	06740LHL2/ US06740LHL27
MGM MIRAGE	TBD	FWP-108	MGM	TBD	16.75%	70.0%	TBD	TBD	TBD	TBD	E-4963	06740LHM0/ US06740LHM00
Myriad Genetics, Inc.	TBD	FWP-110	MYGN	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4964	06740LHN8/ US06740LHN82
Netflix, Inc.	TBD	FWP-112	NFLX	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4965	06740LHP3/ US06740LHP31
Office Depot, Inc.	TBD	FWP-114	ODP	TBD	11.75%	75.0%	TBD	TBD	TBD	TBD	E-4966	06740LHQ1/ US06740LHQ14
OfficeMax Incorporated	TBD	FWP-116	OMX	TBD	10.25%	75.0%	TBD	TBD	TBD	TBD	E-4967	06740LHR9/ US06740LHR96
priceline.com Incorporated	TBD	FWP-118	PCLN	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4968	06740LHS7/ US06740LHS79
Patterson-UTI Energy, Inc.	TBD	FWP-120	PTEN	TBD	11.25%	80.0%	TBD	TBD	TBD	TBD	E-4969	06740LHT5/ US06740LHT52
The Royal Bank of Scotland Group plc (American depositary shares)	TBD	FWP-122	RBS	TBD	11.25%	75.0%	TBD	TBD	TBD	TBD	E-4970	06740LHU2/ US06740LHU26
Regions Financial Corporation	TBD	FWP-124	RF	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4971	06740LHV0/ US06740LHV09
Rambus Inc.	TBD	FWP-126	RMBS	TBD	11.00%	75.0%	TBD	TBD	TBD	TBD	E-4972	06740LHW8/ US06740LHW81
Saks Incorporated	TBD	FWP-128	SKS	TBD	10.75%	80.0%	TBD	TBD	TBD	TBD	E-4973	06740LHX6/ US06740LHX64
SanDisk Corporation	TBD	FWP-130	SNDK	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4974	06740LHY4/ US06740LHY48
Solutia Inc.	TBD	FWP-132	SOA	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4975	06740LHZ1/ US06740LHZ13
SunPower Corporation (Class A)	TBD	FWP-134	SPWRA	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-4976	06740LJA4/ US06740LJA44
Suntech Power Holdings Co., Ltd. (American depositary shares)	TBD	FWP-136	STP	TBD	12.00%	75.0%	TBD	TBD	TBD	TBD	E-4977	06740LJB2/ US06740LJB27
Seagate Technology	TBD	FWP-138	STX	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4978	06740LJC0/ US06740LJC00
SAVVIS, Inc.	TBD	FWP-140	SVVS	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4979	06740LJD8/ US06740LJD82
SolarWinds, Inc.	TBD	FWP-142	SWI	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4980	06740LJE6/ US06740LJE65
Terex Corporation	TBD	FWP-144	TEX	TBD	9.50%	80.0%	TBD	TBD	TBD	TBD	E-4981	06740LJF3/ US06740LJF31
Titanium Metals Corporation	TBD	FWP-146	TIE	TBD	10.50%	75.0%	TBD	TBD	TBD	TBD	E-4982	06740LJG1/ US06740LJG14
TRW Automotive Holdings Corp.	TBD	FWP-148	TRW	TBD	10.75%	80.0%	TBD	TBD	TBD	TBD	E-4983	06740LJH9/ US06740LJH96
Trina Solar Limited (American depositary shares)	TBD	FWP-150	TSL	TBD	15.75%	75.0%	TBD	TBD	TBD	TBD	E-4984	06740LJJ5/ US06740LJJ52
Tesoro Corporation	TBD	FWP-152	TSO	TBD	10.25%	80.0%	TBD	TBD	TBD	TBD	E-4985	06740LJK2/ US06740LJK26
United Rentals, Inc.	TBD	FWP-154	URI	TBD	12.75%	75.0%	TBD	TBD	TBD	TBD	E-4986	06740LJL0/ US06740LJL09
Vertex Pharmaceuticals Incorporated	TBD	FWP-156	VRTX	TBD	11.75%	80.0%	TBD	TBD	TBD	TBD	E-4987	06740LJM8/ US06740LJM81
MEMC Electronic Materials, Inc.	TBD	FWP-158	WFR	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4988	06740LJN6/ US06740LJN64
Walter Energy, Inc.	TBD	FWP-160	WLT	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4989	06740LJP1/ US06740LJP13
Wynn Resorts, Limited	TBD	FWP-162	WYNN	TBD	11.50%	80.0%	TBD	TBD	TBD	TBD	E-4990	06740LJQ9/ US06740LJQ95

*	Annualized Rate
**	Barclays Capital Inc. will receive commissions from the Issuer equal to TBD% of the principal amount of the notes, or $TBD per $1,000 principal amount, and may retain all or a portion of these commissions or use all or a portion of these commissions to pay selling concessions or fees to other dealers. Accordingly, the percentage and total proceeds to Issuer listed herein is the minimum amount of proceeds that Issuer receives.

See “Risk Factors” in this free writing prospectus and beginning on page S-5 of the prospectus supplement for a description of risks relating to an investment in the Notes.

The Notes will not be listed on any U.S. securities exchange or quotation system. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Notes constitute our direct, unconditional, unsecured and unsubordinated obligations and are not deposit liabilities of Barclays Bank PLC and are not insured by the U.S. Federal Deposit Insurance Corporation or any other governmental agency of the United States, the United Kingdom or any other jurisdiction.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus dated February 10, 2009, the prospectus supplement dated March 1, 2010, and other documents Barclays Bank PLC has filed with the SEC for more complete information about Barclays Bank PLC and this offering. Buyers should rely upon the prospectus, prospectus supplement and any relevant free writing prospectus or pricing supplement for complete details. You may get these documents and other documents Barclays Bank PLC has filed for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC or any agent or dealer participating in this offering will arrange to send you the prospectus, the prospectus supplement, the pricing supplement and this free writing prospectus if you request it by calling your Barclays Bank PLC sales representative, such dealer or 1-888-227-2275 (Extension 3430). A copy of the prospectus may be obtained from Barclays Capital Inc., 745 Seventh Avenue—Attn: US InvSol Support, New York, NY 10019.

GENERAL TERMS FOR EACH NOTES OFFERING

This free writing prospectus relates to separate Note offerings, each linked to a different linked share. The purchaser of a Note will acquire a security linked to a single linked share (not to a basket or index of linked shares) identified on the cover page. You may participate in any one of the Notes offerings or, at your election, in more than one. We reserve the right to withdraw, cancel or modify any offering and to reject orders in whole or in part. Although each Note offering relates only to the individual linked share identified on the cover page, you should not construe that fact as a recommendation as to the merits of acquiring an investment linked to any of those linked shares or as to the suitability of an investment in the Notes.

You should read this document together with the prospectus and the prospectus supplement. You should carefully consider, among other things, the matters set forth in “Risk Factors” in the prospectus supplement, as the Notes involve risks not associated with conventional debt securities. We urge you to consult your investment, legal, tax, accounting and other advisers before you invest in the Notes. The prospectus and the prospectus supplement may be accessed on the SEC website at www.sec.gov as follows:

Prospectus dated February 10, 2009:

http://www.sec.gov/Archives/edgar/data/312070/000119312509023285/dposasr.htm

Prospectus Supplement dated March 1, 2010:

http://www.sec.gov/Archives/edgar/data/312070/000119312510043357/d424b3.htm

PROGRAM CREDIT RATING

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. An AA rating from S&P generally indicates that the issuer’s capacity to meet its financial commitment on the obligations is very strong. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. An Aa3 rating by Moody’s indicates that the rated securities are currently judged by Moody’s to be obligations of high quality and are subject to very low credit risk. The ratings mentioned in this paragraph are a statement of opinion and not a statement of fact and are subject to downward revisions, suspension or withdrawal at any time by the assigning rating agency and are not a recommendation to buy, sell or hold securities.

RISK FACTORS

We urge you to read the section “Risk Factors” beginning on page S-5 of the prospectus supplement as the following highlights some, but not all, of the risk considerations relevant to investing in the Notes. In particular we urge you to read the risk factors discussed under the following headings:

•	“Risk Factors—Risks Relating to All Securities”;

•

“Risk Factors—Additional Risks Relating to Securities with Reference Assets That Are Equity Securities or Shares or Other Interests in Exchange-Traded Funds, That Contain Equity Securities or Shares or Other Interests in Exchange-Traded Funds or That Are Based in Part on Equity Securities or Shares or Other Interests in Exchange-Traded Funds”;

•	“Risk Factors—Additional Risks Relating to Notes Which Are Not Fully Principal Protected or Are Partially Protected or Contingently Protected”; and

•	“Risk Factors—Additional Risks Relating to Securities with a Barrier Percentage or a Barrier Level”.

Credit of Issuer—The Notes are senior unsecured debt obligations of the issuer, Barclays Bank PLC and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the Notes depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. In the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the Notes.

FWP-2

Suitability of Notes for Investment—You should reach a decision to invest in the Notes after carefully considering, with your advisors, the suitability of the Notes in light of your investment objectives and the specific information set out in this free writing prospectus, the applicable pricing supplement, the prospectus supplement and the prospectus. Neither the Issuer nor any dealer participating in the offering makes any recommendation as to the suitability of the Notes for investment.

No Principal Protection—The principal amount of your investment is not protected and you may receive less, and possibly significantly less, than the amount you invest.

Return Limited to Coupon—Your return is limited to the coupon payments. You will not participate in any appreciation in the price of the linked share.

No Secondary Market—Upon issuance, the Notes will not have an established trading market.

Market Disruption Events and Adjustments—The calculation agent may adjust any variable described in this free writing prospectus, including but not limited to the final valuation date, the initial price, the final price, the protection level, the protection price, the physical delivery amount and any combination thereof as described in the following sections of the accompanying prospectus supplement.

•

For a description of what constitutes a market disruption event and the consequences thereof, see “Reference Assets—Equity Securities—Market Disruption Events Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Market Disruption Events for Securities with the Reference Asset Comprised of Shares or Other Interests in an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds; and

•

For a description of further adjustments that may affect the linked share, see “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Adjustments Relating to Securities with the Reference Asset Comprised of an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds.

Exchange Rate Risk—Because American depositary shares are denominated in U.S. dollars but represent foreign equity securities that are denominated in a foreign currency, changes in currency exchange rates may negatively impact the value of the American depositary shares. The value of the foreign currency may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, exposure to exchange rate risk may result in reduced returns for Notes linked to American depositary shares.

Risks Associated with Foreign Securities Markets—Because foreign equity securities underlying the American depositary shares may be publicly traded in the applicable foreign countries and are denominated in currencies other than U.S. dollars, investments in the Notes linked to American depositary shares involve particular risks. For example, the foreign securities markets may be more volatile than the U.S. securities markets, and market developments may affect these markets differently from the United States or other securities markets. Direct or indirect government intervention to stabilize the securities markets outside the United States, as well as cross-shareholdings in certain companies, may affect trading prices and trading volumes in those markets. Also, the public availability of information concerning the foreign issuers may vary depending on their home jurisdiction and the reporting requirements imposed by their respective regulators. In addition, the foreign issuers may be subject to accounting, auditing and financial reporting standards and requirements that differ from those applicable to United States reporting companies. Securities prices generally are subject to political, economic, financial and social factors that apply to the markets in which they trade and, to a lesser extent, foreign markets. Securities prices outside the United States are subject to political, economic, financial and social factors that apply in foreign countries. These factors, which could negatively affect foreign securities markets, include the possibility of changes in a foreign government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to foreign companies or investments in foreign equity securities and the possibility of fluctuations in the rate of exchange between currencies. Moreover, foreign economies may differ favorably or unfavorably from the United States economy in important respects such as growth of gross national product, rate of inflation, capital reinvestment, resources and self-sufficiency.

FWP-3

Taxes—We intend to treat each Note as a put option written by you in respect of the reference asset and a deposit with us of cash in an amount equal to the principal amount of the Note to secure your potential obligation under the put option. Pursuant to the terms of the Notes, you agree to treat the Notes in accordance with this characterization for all U.S. federal income tax purposes. However, because there are no regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes, other characterizations and treatments are possible. See “Certain U.S. Federal Income Tax Considerations” below.

SUMMARY

Principal Payment at Maturity

A $1,000 investment in the Notes will pay $1,000 at maturity unless: (a) the final price of the linked shares is lower than the initial price of the linked shares; and (b) between the initial valuation date and the final valuation date, inclusive, the closing price of the linked shares on any day is below the protection price.

If the conditions described in (a) and (b) are both true, at maturity you will receive, at our election, instead of the full principal amount of your Notes, either (i) the physical delivery amount (fractional shares to be paid in cash in an amount equal to the fractional shares multiplied by the final price), or (ii) a cash amount equal to the principal amount you invested reduced by the percentage decrease in the price of the linked share.

If you receive shares of the linked shares in lieu of the principal amount of your Notes at maturity, the value of your investment will approximately equal the market value of the shares of the linked shares you receive, which could be substantially less than the value of your original investment. You may lose some or all of your principal if you invest in the Notes.

Interest

The Notes will bear interest, if any, from the issue date specified on the front cover at the coupon rate specified on the front cover of this free writing prospectus. The interest paid, if any, will include interest accrued from the issue date or the prior interest payment date, as the case may be, to, but excluding, the relevant interest payment date or maturity date. No interest will accrue and be payable on your Notes after the maturity date specified on the front cover if such maturity date is extended or if the final valuation date is extended. A “business day” is any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which the banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close. See generally “Interest Mechanics” in the prospectus supplement.

Physical Delivery Amount

The physical delivery amount will be calculated by the calculation agent by dividing the principal amount of your Notes by the initial price of the linked shares. The physical delivery amount, the initial price of the linked shares and other amounts may change due to stock splits or other corporate actions. See “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” in the accompanying prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

You should carefully consider, among other things, the matters set forth in “Certain U.S. Federal Income Tax Considerations” in the prospectus supplement. The following discussion summarizes certain of the material U.S. federal income tax consequences of the purchase, beneficial ownership, and disposition of Notes.

There are no statutory provisions, regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes. Under one reasonable approach, each Note should be treated as a put option written by you (the “Put Option”) that permits us to (1) sell the reference asset to you at maturity for an amount equal to the Deposit (as defined below), plus any accrued and unpaid interest, acquisition discount and/or original issue discount on the Deposit, or (2) “cash settle” the Put Option (i.e., require you to pay to us at maturity the difference between the Deposit (plus any accrued and unpaid interest, acquisition discount, and/or original issue discount on the Deposit) and the value of the reference asset at such time), and a deposit with us of cash in an amount equal to the “issue price” or purchase price of your Note (the “Deposit”) to secure your potential obligation under the Put Option. We intend to treat the Notes consistent with this approach. However, other reasonable approaches are possible. Pursuant to the terms of the Notes, you agree to treat the Notes as cash deposits and put options with respect to the reference asset for all U.S.

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federal income tax purposes. Because the term of the Notes is less than one year, we intend to treat the Deposits as “short-term debt instruments” for U.S. federal income tax purposes. Please see the discussion under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Short-Term Obligations” in the accompanying prospectus supplement for certain U.S. federal income tax considerations applicable to short-term obligations.

On the cover page we have determined the yield on the Deposit and the Put Premium, as described in the section of the accompanying prospectus supplement called “Certain U.S. Federal Income Tax Considerations—Certain Notes Treated as Deposits and Put Options”. If the Internal Revenue Service (the “IRS”) were successful in asserting an alternative characterization for the Notes, the timing and character of income on the Notes might differ.

On December 7, 2007, the Internal Revenue Service released a notice that may affect the taxation of holders of certain notes (which may include the Notes). According to the notice, the Internal Revenue Service and the Treasury Department are actively considering whether a holder of such notes should be required to accrue ordinary income on a current basis, and they are seeking comments on the subject. It is not possible to determine what guidance they will ultimately issue, if any.

It is possible, however, that under such guidance, holders of such notes will ultimately be required to accrue income currently and this could be applied on a retroactive basis. The Internal Revenue Service and the Treasury Department are also considering other relevant issues, including whether additional gain or loss from such instruments should be treated as ordinary or capital, whether foreign holders of such instruments should be subject to withholding tax on any deemed income accruals, and whether the special “constructive ownership rules” of Section 1260 of the Internal Revenue Code (which are discussed further in the prospectus supplement) might be applied to such instruments. It is unclear whether any regulations or other guidance would apply to the Notes (possibly on a retroactive basis). Prospective investors are urged to consult their tax advisors regarding the notice and the possible effect to them of the issuance of regulations or other guidance that affects the federal income tax treatment of the Notes.

We do not plan to request a ruling from the IRS regarding the tax treatment of the Notes, and the IRS or a court may not agree with the tax treatment described in this free writing prospectus.

LINKED SHARE ISSUER AND LINKED SHARE INFORMATION

We urge you to read the following sections in the accompanying prospectus supplement: “Reference Assets—Equity Securities—Reference Asset Issuer and Reference Asset Information” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Reference Asset Investment Company and Reference Asset Information” with respect to linked shares that are exchange-traded funds. Companies with securities registered under the Securities Exchange Act of 1934, as amended, which is commonly referred to as the “Exchange Act”, and the Investment Company Act of 1940, as amended, which is commonly referred to as the “’40 Act”, are required to periodically file certain financial and other information specified by the SEC. Information provided to or filed with the SEC electronically can be accessed through a website maintained by the SEC. The address of the SEC’s website is http://www.sec.gov. Information provided to or filed with the SEC pursuant to the Exchange Act or the ’40 Act by a company issuing a linked share can be located by reference to the relevant linked share SEC file number specified below.

The summary information below regarding the companies issuing the linked shares comes from the issuers’ respective SEC filings and has not been independently verified by us. We do not make any representations as to the accuracy or completeness of such information or of any filings made by the issuers of the linked shares with the SEC. You are urged to refer to the SEC filings made by the relevant issuer and to other publicly available information (such as the issuer’s annual report) to obtain an understanding of the issuer’s business and financial prospects. The summary information contained below is not designed to be, and should not be interpreted as, an effort to present information regarding the financial prospects of any issuer or any trends, events or other factors that may have a positive or negative influence on those prospects or as an endorsement of any particular issuer.

Description of Hypothetical Examples

Each linked share described below contains a Table of Hypothetical Values at Maturity, based on the assumptions outlined for each linked share, which demonstrates the return that you would have earned

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from (i) an investment in the Notes compared to (ii) a direct investment in the linked shares, based on certain percentage changes between the initial price and final price of the linked shares (prior to the deduction of any applicable brokerage fees or charges).

In each Table of Hypothetical Values at Maturity some amounts are rounded and actual returns may be different. The following is a general description of how the hypothetical values in each table were determined.

On the final valuation date, the final price of the linked shares is determined.

If the final price of the linked shares is at or above its initial price, you will receive a payment at maturity of $1,000, regardless of whether the protection price was ever reached or breached during the term of the Notes.

If the final price of the linked shares is below its initial price but the closing price of the linked shares never fell below the protection price during the term of the Notes, you will receive a payment at maturity of $1,000.

If the final price of the linked shares is below its initial price and the closing price of the linked shares fell below the protection price during the term of the Notes, you will receive, at our election, either (a) a number of shares equal to the physical delivery amount, plus a cash amount equal to the fractional shares multiplied by the final price or (b) the cash amount equal to the principal amount that you invested reduced by the percentage decrease in the price of the linked shares.

In any case, you would also have received the applicable interest payments during the term of the Notes. Since the reinvestment rate for each coupon payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes exceeds the dividend yield on the linked shares, the total return on the Notes would be higher relative to the total return of an investment in the linked shares.

If you had invested directly in the linked shares for the same period, you would have received total cash payments representing the number of shares of the linked shares you could have purchased with your $1,000 investment on the initial valuation date (assuming you could invest in fractional shares) multiplied by the final price of the linked shares. In addition, investors will realize a payment in respect of dividends which will equal the dividend yield multiplied by the $1,000 investment. Investors should realize that for purposes of these calculations the dividend yield is calculated as of the initial valuation date and is held constant regardless of the final price of the linked shares.

Since the reinvestment rate for any dividend payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes was less than the dividend yield on the linked shares, the total return on the Notes would be lower relative to the total return of an investment in the linked shares.

In each instance, the percentage gain or loss from an investment in the Notes and a direct investment in the linked shares is set forth below in the Table of Hypothetical Values at Maturity.

SUPPLEMENTAL PLAN OF DISTRIBUTION

We will agree to sell to Barclays Capital Inc. (the “Agent”), and the Agent will agree to purchase from us, the principal amount of the Notes, and at the price, specified on the cover of the related pricing supplement, the document that will be filed pursuant to Rule 424(b) containing the final pricing terms of the Notes. The Agent will commit to take and pay for all of the Notes, if any are taken.

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Arch Coal, Inc.

According to publicly available information, Arch Coal, Inc. (the “Company”) is one of the largest coal producers in the United States. At December 31, 2009, the company operated 19 active mines located in each of the major low-sulfur coal-producing regions of the United States. The Company sells substantially all of its coal to power plants, steel mills and industrial facilities. For the year ended December 31, 2009, the Company sold approximately 126.1 million tons of coal, including approximately 7.5 million tons of coal purchased from third parties, fueling approximately 12.7% of all electricity generated in the United States. The locations of its mines enable the Company to ship coal to most of the major coal-fueled power plants in the United States.

The Company was organized in Delaware in 1969 as Arch Mineral Corporation.

The linked share’s SEC file number is 1-13105.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.50	$13.87	$18.30
September 30, 2004	$18.43	$15.05	$17.75
December 31, 2004	$19.50	$15.93	$17.77
March 31, 2005	$23.77	$16.60	$21.51
June 30, 2005	$27.88	$20.15	$27.24
September 30, 2005	$34.93	$25.65	$33.75
December 30, 2005	$41.10	$30.50	$39.75
March 31, 2006	$44.15	$34.31	$37.97
June 30, 2006	$56.45	$37.11	$42.37
September 29, 2006	$44.13	$25.88	$28.91
December 29, 2006	$37.02	$25.85	$30.03
March 30, 2007	$33.79	$27.18	$30.69
June 29, 2007	$42.08	$30.33	$34.80
September 28, 2007	$37.00	$27.76	$33.74
December 31, 2007	$45.21	$32.99	$44.93
March 31, 2008	$56.14	$32.98	$43.50
June 30, 2008	$77.38	$41.25	$75.03
September 30, 2008	$75.37	$27.91	$32.89
December 31, 2008	$32.58	$10.43	$16.29
March 31, 2009	$20.62	$11.77	$13.37
June 30, 2009	$19.94	$12.53	$15.37
September 30, 2009	$24.00	$13.01	$22.13
December 31, 2009	$25.86	$19.42	$22.25
March 31, 2010	$28.14	$20.07	$22.85
April 6, 2010*	$28.14	$20.07	$25.10

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ACI

Initial price: $25.10

Protection level: 80.00%

Protection price: $20.08

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.840637

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 1.43% per annum

Coupon amount monthly: $9.17

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Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.72%
+ 90%	5.50%		90.72%
+ 80%	5.50%		80.72%
+ 70%	5.50%		70.72%
+ 60%	5.50%		60.72%
+ 50%	5.50%		50.72%
+ 40%	5.50%		40.72%
+ 30%	5.50%		30.72%
+ 20%	5.50%		20.72%
+ 10%	5.50%		10.72%
+ 5%	5.50%		5.72%

0%	5.50%		0.72%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-4.28%
- 10%	5.50%	-4.50%	-9.28%
- 20%	5.50%	-14.50%	-19.28%
- 30%	N/A	-24.50%	-29.28%
- 40%	N/A	-34.50%	-39.28%
- 50%	N/A	-44.50%	-49.28%
- 60%	N/A	-54.50%	-59.28%
- 70%	N/A	-64.50%	-69.28%
- 80%	N/A	-74.50%	-79.28%
- 90%	N/A	-84.50%	-89.28%
- 100%	N/A	-94.50%	-99.28%

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The AES Corporation

According to publicly available information, The AES Corporation (the “Company”) is a global power company. The Company owns a portfolio of electricity generation and distribution businesses on five continents in 29 countries, with total capacity of approximately 40,300 Megawatts and distribution networks serving over 11 million people as of December 31, 2009. The Company’s global workforce consists of 27,000 people providing electricity to people in diverse markets ranging from urban centers in the United States to remote villages in India. The Company was incorporated in Delaware in 1981.

The linked share’s SEC file number is 001-12291.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.24	$7.56	$9.93
September 30, 2004	$10.66	$9.09	$9.99
December 31, 2004	$13.71	$10.00	$13.67
March 31, 2005	$17.96	$12.68	$16.38
June 30, 2005	$17.55	$13.00	$16.38
September 30, 2005	$16.75	$14.64	$16.43
December 30, 2005	$17.25	$14.81	$15.83
March 31, 2006	$18.88	$15.63	$17.06
June 30, 2006	$18.85	$16.15	$18.45
September 29, 2006	$21.47	$18.25	$20.39
December 29, 2006	$23.85	$20.02	$22.04
March 30, 2007	$23.00	$19.44	$21.52
June 29, 2007	$24.24	$20.54	$21.88
September 28, 2007	$23.39	$16.69	$20.04
December 31, 2007	$23.09	$19.78	$21.39
March 31, 2008	$22.48	$15.72	$16.67
June 30, 2008	$20.46	$16.68	$19.21
September 30, 2008	$19.50	$10.91	$11.69
December 31, 2008	$11.67	$5.80	$8.24
March 31, 2009	$9.48	$4.80	$5.81
June 30, 2009	$11.62	$5.62	$11.61
September 30, 2009	$15.33	$10.67	$14.82
December 31, 2009	$15.44	$12.50	$13.31
March 31, 2010	$14.24	$10.73	$11.00
April 6, 2010*	$14.24	$11.08	$11.81

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AES

Initial price: $11.81

Protection level: 80.00%

Protection price: $9.45

Physical delivery amount: 84($1,000/Initial price)

Fractional shares: 0.674005

Coupon: 9.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.71

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Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.625%		100.00%
+ 90%	4.625%		90.00%
+ 80%	4.625%		80.00%
+ 70%	4.625%		70.00%
+ 60%	4.625%		60.00%
+ 50%	4.625%		50.00%
+ 40%	4.625%		40.00%
+ 30%	4.625%		30.00%
+ 20%	4.625%		20.00%
+ 10%	4.625%		10.00%
+ 5%	4.625%		5.00%

0%	4.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.625%	-0.375%	-5.00%
- 10%	4.625%	-5.375%	-10.00%
- 20%	4.625%	-15.375%	-20.00%
- 30%	N/A	-25.375%	-30.00%
- 40%	N/A	-35.375%	-40.00%
- 50%	N/A	-45.375%	-50.00%
- 60%	N/A	-55.375%	-60.00%
- 70%	N/A	-65.375%	-70.00%
- 80%	N/A	-75.375%	-80.00%
- 90%	N/A	-85.375%	-90.00%
- 100%	N/A	-95.375%	-100.00%

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Akamai Technologies, Inc.

According to publicly available information, Akamai Technologies, Inc. (the “Company”) provides services for accelerating and improving the delivery of content and applications over the internet, ranging from live and on-demand streaming video capabilities to conventional content on websites to tools that help people transact business and reach out to new and existing customers. The Company’s solutions are designed to help companies, government agencies and other enterprises improve communications with people they are trying to reach, enhance their revenue streams and reduce costs by maximizing the performance of their online businesses.

As of December 31, 2009, the Company had a total of approximately 1,750 full-time and part-time employees.

The linked share’s SEC file number is 000-27275.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.27	$11.65	$17.95
September 30, 2004	$17.95	$11.90	$14.05
December 31, 2004	$16.50	$11.15	$13.03
March 31, 2005	$13.32	$10.64	$12.73
June 30, 2005	$14.80	$11.14	$13.13
September 30, 2005	$16.00	$13.02	$15.95
December 30, 2005	$22.25	$15.28	$19.93
March 31, 2006	$33.17	$19.57	$32.89
June 30, 2006	$36.94	$27.15	$36.19
September 29, 2006	$50.90	$29.28	$49.99
December 29, 2006	$56.80	$44.77	$53.12
March 30, 2007	$59.68	$46.60	$49.92
June 29, 2007	$56.25	$41.02	$48.64
September 28, 2007	$50.98	$27.75	$28.73
December 31, 2007	$41.45	$28.26	$34.60
March 31, 2008	$36.00	$25.06	$28.16
June 30, 2008	$40.89	$29.02	$34.79
September 30, 2008	$35.72	$14.61	$17.44
December 31, 2008	$17.94	$9.29	$15.09
March 31, 2009	$20.85	$12.31	$19.40
June 30, 2009	$23.55	$18.65	$19.18
September 30, 2009	$21.55	$15.86	$19.68
December 31, 2009	$26.27	$18.00	$25.33
March 31, 2010	$32.46	$24.50	$31.41
April 6, 2010*	$32.99	$24.50	$32.83

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AKAM

Initial price: $32.83

Protection level: 80.00%

Protection price: $26.26

Physical delivery amount: 30($1,000/Initial price)

Fractional shares: 0.459945

Coupon: 9.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

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Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

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AK Steel Holding Corporation

According to publicly available information, AK Steel Holding Corporation (the “Company”) is a corporation formed under the laws of Delaware in 1993 and is the successor through merger to Armco Inc., which was formed in 1900. The company is a fully-integrated producer of flat-rolled carbon, stainless and electrical steels and tubular products through its wholly-owned subsidiary, AK Steel Corporation.

The Company’s operations consist of seven steelmaking and finishing plants located in Indiana, Kentucky, Ohio and Pennsylvania that produce flat-rolled carbon steels, including premium quality coated, cold-rolled and hot-rolled products, and specialty stainless and electrical steels that are sold in slab, hot band, and sheet and strip form. The Company’s operations also include AK Tube LLC, which further finishes flat-rolled carbon and stainless steel at two tube plants located in Ohio and Indiana into welded steel tubing used in the automotive, large truck and construction markets. In addition, the Company’s operations include European trading companies that buy and sell steel, steel products and other materials.

As of December 31, 2009, the Company’s operations included approximately 6,500 employees.

The linked share’s SEC file number is 1-13696.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$6.87	$3.65	$5.27
September 30, 2004	$8.35	$5.01	$8.16
December 31, 2004	$15.96	$8.19	$14.47
March 31, 2005	$18.22	$10.51	$11.06
June 30, 2005	$11.50	$6.23	$6.41
September 30, 2005	$9.79	$6.32	$8.57
December 30, 2005	$9.00	$6.29	$7.95
March 31, 2006	$15.45	$7.60	$15.00
June 30, 2006	$15.94	$11.11	$13.83
September 29, 2006	$14.33	$11.57	$12.14
December 29, 2006	$17.31	$11.62	$16.90
March 30, 2007	$23.94	$16.13	$23.39
June 29, 2007	$38.52	$23.49	$37.37
September 28, 2007	$44.97	$27.90	$43.95
December 31, 2007	$53.97	$39.13	$46.24
March 31, 2008	$57.19	$34.20	$54.42
June 30, 2008	$73.07	$54.21	$69.00
September 30, 2008	$67.35	$22.54	$25.92
December 31, 2008	$25.29	$5.20	$9.32
March 31, 2009	$13.07	$5.40	$7.12
June 30, 2009	$21.70	$6.81	$19.19
September 30, 2009	$24.27	$14.77	$19.73
December 31, 2009	$22.80	$15.04	$21.35
March 31, 2010	$26.75	$19.22	$22.86
April 6, 2010*	$26.75	$19.22	$25.00

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AKS

Initial price: $25.00

Protection level: 75.00%

Protection price: $18.75

Physical delivery amount: 40($1,000/Initial price)

Fractional shares: 0.00000

Coupon: 10.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.83% per annum

Coupon amount monthly: $8.75

FWP-13

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.42%
+ 90%	5.25%		90.42%
+ 80%	5.25%		80.42%
+ 70%	5.25%		70.42%
+ 60%	5.25%		60.42%
+ 50%	5.25%		50.42%
+ 40%	5.25%		40.42%
+ 30%	5.25%		30.42%
+ 20%	5.25%		20.42%
+ 10%	5.25%		10.42%
+ 5%	5.25%		5.42%

0%	5.25%		0.42%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-4.58%
- 10%	5.25%	-4.75%	-9.58%
- 20%	5.25%	-14.75%	-19.58%
- 30%	N/A	-24.75%	-29.58%
- 40%	N/A	-34.75%	-39.58%
- 50%	N/A	-44.75%	-49.58%
- 60%	N/A	-54.75%	-59.58%
- 70%	N/A	-64.75%	-69.58%
- 80%	N/A	-74.75%	-79.58%
- 90%	N/A	-84.75%	-89.58%
- 100%	N/A	-94.75%	-99.58%

FWP-14

Amylin Pharmaceuticals, Inc.

According to publicly available information, Amylin Pharmaceuticals, Inc. (the “Company”) is a biopharmaceutical company. The Company has developed and gained approval for two first-in-class medicines to treat diabetes, BYETTA® (exenatide) injection and SYMLIN® (pramlintide acetate) injection, both of which were commercially launched in the United States during the second quarter of 2005. Net product sales of BYETTA were $667.6 million in 2009, $678.5 million in 2008, $636.0 million in 2007 and $430.2 million in 2006. In late 2006, BYETTA was approved in the European Union, or EU, and, by the end of 2007, was commercially launched in 23 countries worldwide.

SYMLIN is the first and only approved medicine in a new class of compounds called amylinomimetics. It is approved as an adjunctive therapy to improve glycemic control in patients with either type 2 or type 1 diabetes who are treated with mealtime insulin but who have not achieved adequate glycemic control. The Company owns 100% of the global rights to SYMLIN. Net product sales of SYMLIN were $86.4 million in 2009, $86.8 million in 2008, $65.5 million in 2007 and $43.8 million in 2006.

The linked share’s SEC file number is: 0-19700.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$26.80	$19.69	$22.80
September 30, 2004	$23.25	$16.65	$20.52
December 31, 2004	$24.01	$18.81	$23.36
March 31, 2005	$24.95	$17.15	$17.49
June 30, 2005	$22.55	$14.50	$20.93
September 30, 2005	$35.45	$18.50	$34.79
December 30, 2005	$42.36	$32.63	$39.92
March 31, 2006	$49.08	$35.58	$48.95
June 30, 2006	$49.37	$38.16	$49.37
September 29, 2006	$51.54	$40.76	$44.07
December 29, 2006	$48.48	$35.74	$36.07
March 30, 2007	$42.45	$35.56	$37.36
June 29, 2007	$46.93	$36.91	$41.16
September 28, 2007	$53.25	$40.89	$50.00
December 31, 2007	$51.10	$35.83	$37.00
March 31, 2008	$37.38	$23.80	$29.21
June 30, 2008	$33.21	$25.30	$25.39
September 30, 2008	$35.00	$18.57	$20.22
December 31, 2008	$20.21	$5.50	$10.85
March 31, 2009	$14.12	$7.89	$11.75
June 30, 2009	$14.30	$8.56	$13.50
September 30, 2009	$15.68	$11.73	$13.69
December 31, 2009	$15.62	$11.01	$14.19
March 31, 2010	$23.93	$14.13	$22.49
April 6, 2010*	$23.93	$14.13	$22.83

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AMLN

Initial price: $22.83

Protection level: 75.00%

Protection price: $17.12

Physical delivery amount: 43($1,000/Initial price)

Fractional shares: 0.802015

Coupon: 14.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $12.08

FWP-15

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.25%		100.00%
+ 90%	7.25%		90.00%
+ 80%	7.25%		80.00%
+ 70%	7.25%		70.00%
+ 60%	7.25%		60.00%
+ 50%	7.25%		50.00%
+ 40%	7.25%		40.00%
+ 30%	7.25%		30.00%
+ 20%	7.25%		20.00%
+ 10%	7.25%		10.00%
+ 5%	7.25%		5.00%

0%	7.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.25%	2.25%	-5.00%
- 10%	7.25%	-2.75%	-10.00%
- 20%	7.25%	-12.75%	-20.00%
- 30%	N/A	-22.75%	-30.00%
- 40%	N/A	-32.75%	-40.00%
- 50%	N/A	-42.75%	-50.00%
- 60%	N/A	-52.75%	-60.00%
- 70%	N/A	-62.75%	-70.00%
- 80%	N/A	-72.75%	-80.00%
- 90%	N/A	-82.75%	-90.00%
- 100%	N/A	-92.75%	-100.00%

FWP-16

Apollo Group, Inc.

According to publicly available information, Apollo Group, Inc. (the “Company”) is a private education provider that has been in the education business for more than 35 years. The Company offers innovative and distinctive educational programs and services both online and on-campus at the undergraduate, graduate and doctorate levels.

As of August 31, 2009, the Company utilized 448 facilities and employed 21,514 full-time employees and 31, 376 faculty employees.

The SEC file number of the linked share (Class A Common Stock) is 000-25232.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$98.01	$82.80	$88.29
September 30, 2004	$94.30	$69.35	$73.37
December 31, 2004	$87.45	$62.56	$80.71
March 31, 2005	$84.20	$69.61	$74.06
June 30, 2005	$82.54	$65.98	$78.22
September 30, 2005	$79.25	$64.74	$66.39
December 30, 2005	$72.97	$57.40	$60.46
March 31, 2006	$63.26	$47.27	$52.51
June 30, 2006	$56.30	$50.10	$51.67
September 29, 2006	$52.00	$43.10	$49.24
December 29, 2006	$53.18	$33.33	$38.97
March 30, 2007	$48.85	$39.02	$43.90
June 29, 2007	$58.45	$42.59	$58.43
September 28, 2007	$65.49	$53.50	$60.15
December 31, 2007	$80.75	$60.03	$70.15
March 31, 2008	$81.68	$37.92	$43.20
June 30, 2008	$55.64	$42.32	$44.26
September 30, 2008	$68.48	$43.79	$59.30
December 31, 2008	$78.61	$48.32	$76.62
March 31, 2009	$90.00	$61.99	$78.33
June 30, 2009	$72.50	$55.35	$71.12
September 30, 2009	$74.75	$62.85	$73.67
December 31, 2009	$76.86	$52.79	$60.58
March 31, 2010	$65.72	$55.25	$61.29
April 6, 2010*	$65.72	$55.25	$63.76

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: APOL

Initial price: $63.76

Protection level: 80.00%

Protection price: $51.01

Physical delivery amount: 15($1,000/Initial price)

Fractional shares: 0.683814

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-17

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-18

ArvinMeritor, Inc.

According to publicly available information, ArvinMeritor, Inc. (the “Company”), headquartered in Troy, Michigan, is a global supplier of a broad range of integrated systems, modules and components serving light vehicle, commercial truck, trailer and specialty original equipment manufacturers and certain aftermarkets.

The Company was incorporated in Indiana in 2000 in connection with the merger of Meritor Automotive, Inc. and Arvin Industries, Inc. It serves a broad range of original equipment manufacturer (“OEM”) customers worldwide, including truck OEMs, light vehicle OEMs, trailer producers and specialty vehicle manufacturers, and certain aftermarkets. Its total sales from continuing operations in fiscal year 2009 were $4.1 billion. Its ten largest customers accounted for approximately 59% of fiscal year 2009 sales from continuing operations.

The linked share’s SEC file number is 001-15983.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$22.08	$17.58	$19.57
September 30, 2004	$20.32	$18.03	$18.75
December 31, 2004	$22.83	$16.25	$22.37
March 31, 2005	$22.62	$15.15	$15.47
June 30, 2005	$19.92	$11.74	$17.79
September 30, 2005	$20.22	$15.70	$16.72
December 30, 2005	$17.28	$12.67	$14.39
March 31, 2006	$17.68	$13.22	$14.91
June 30, 2006	$17.90	$14.58	$17.19
September 29, 2006	$17.36	$13.37	$14.24
December 29, 2006	$18.99	$13.74	$18.23
March 30, 2007	$20.21	$17.21	$18.25
June 29, 2007	$22.56	$17.18	$22.20
September 28, 2007	$23.65	$15.60	$16.82
December 31, 2007	$17.11	$9.17	$11.73
March 31, 2008	$14.23	$9.08	$12.51
June 30, 2008	$17.39	$12.11	$12.48
September 30, 2008	$18.00	$9.99	$13.04
December 31, 2008	$12.77	$2.21	$2.85
March 31, 2009	$3.99	$0.32	$0.79
June 30, 2009	$4.75	$0.65	$4.39
September 30, 2009	$9.29	$3.14	$7.82
December 31, 2009	$12.00	$6.84	$11.18
March 31, 2010	$14.29	$8.90	$13.35
April 6, 2010*	$14.68	$8.90	$14.52

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ARM

Initial price: $14.52

Protection level: 75.00%

Protection price: $10.89

Physical delivery amount: 68($1,000/Initial price)

Fractional shares: 0.870523

Coupon: 16.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.75

FWP-19

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

FWP-20

ATP Oil & Gas Corporation

According to publicly available information, ATP Oil & Gas Corporation (the “Company”) was incorporated in Texas in 1991. The Company is engaged in the acquisition, development and production of oil and natural gas properties in the Gulf of Mexico and the U.K. and Dutch Sectors of the North Sea (the “North Sea”). The Company seeks to acquire and develop properties with proved undeveloped reserves that are economically attractive to it but are not strategic to major or large exploration-oriented independent oil and gas companies.

As of December 31, 2009, the Company owned leasehold and other interests in 62 offshore blocks and 104 wells, including 19 subsea wells, in the Gulf of Mexico and operated 93 (89%) of these wells, including 95% of the subsea wells. The Company also had interests in 11 blocks and three company-operated subsea wells in the North Sea.

The linked share’s SEC file number is 001-32647.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$8.09	$5.90	$7.67
September 30, 2004	$12.34	$7.05	$12.18
December 31, 2004	$19.15	$11.94	$18.58
March 31, 2005	$26.65	$16.76	$21.64
June 30, 2005	$24.62	$17.89	$23.40
September 30, 2005	$34.00	$23.51	$32.84
December 30, 2005	$39.20	$27.91	$37.01
March 31, 2006	$44.05	$36.05	$43.91
June 30, 2006	$49.70	$35.05	$41.93
September 29, 2006	$43.30	$35.37	$36.94
December 29, 2006	$47.25	$34.18	$39.57
March 30, 2007	$43.65	$35.15	$37.60
June 29, 2007	$49.00	$37.46	$48.64
September 28, 2007	$49.39	$38.44	$47.03
December 31, 2007	$57.58	$43.21	$50.54
March 31, 2008	$52.25	$28.89	$32.72
June 30, 2008	$47.35	$26.55	$39.47
September 30, 2008	$41.50	$16.17	$17.81
December 31, 2008	$18.69	$3.89	$5.85
March 31, 2009	$7.92	$2.75	$5.13
June 30, 2009	$10.16	$4.84	$6.96
September 30, 2009	$22.98	$5.22	$17.89
December 31, 2009	$21.87	$14.40	$18.28
March 31, 2010	$20.57	$12.72	$18.81
April 6, 2010*	$20.57	$12.72	$18.91

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ATPG

Initial price: $18.91

Protection level: 70.00%

Protection price: $13.24

Physical delivery amount: 52($1,000/Initial price)

Fractional shares: 0.882073

Coupon: 16.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.75

FWP-21

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	8.25%	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

FWP-22

Yamana Gold, Inc.

According to publicly available information, Yamana Gold, Inc (the “Company”) is a Canadian-based gold producer with significant gold production, gold development stage properties, exploration properties and land positions in Brazil, Chile, Argentina, Mexico and Colombia. The Company plans to continue to build on this base through existing operating mine expansions and throughput increases, the advancement of its exploration properties and by targeting other gold consolidation opportunities in the Americas.

As of January 31, 2009, the Company’s portfolio includes seven operating gold mines and a 12.5% indirect interest in the Alumbrera mine and various advanced and near development stage projects and exploration properties.

The linked share’s SEC file number is 001-31880.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	$15.44	$11.68	$14.36
June 29, 2007	$15.25	$11.02	$11.12
September 28, 2007	$13.02	$8.41	$11.78
December 31, 2007	$15.85	$11.04	$12.94
March 31, 2008	$19.93	$13.26	$14.62
June 30, 2008	$16.99	$12.24	$16.54
September 30, 2008	$17.00	$7.27	$8.33
December 31, 2008	$8.80	$3.31	$7.72
March 31, 2009	$9.75	$5.80	$9.25
June 30, 2009	$11.99	$7.36	$8.84
September 30, 2009	$11.49	$8.22	$10.71
December 31, 2009	$14.37	$10.00	$11.38
March 31, 2010	$13.06	$9.61	$9.85
April 6, 2010*	$13.06	$9.73	$10.32

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AUY

Initial price: $10.32

Protection level: 80.00%

Protection price: $8.26

Physical delivery amount: 96($1,000/Initial price)

Fractional shares: 0.899225

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.38% per annum

Coupon amount monthly: $9.17

FWP-23

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.19%
+ 90%	5.50%		90.19%
+ 80%	5.50%		80.19%
+ 70%	5.50%		70.19%
+ 60%	5.50%		60.19%
+ 50%	5.50%		50.19%
+ 40%	5.50%		40.19%
+ 30%	5.50%		30.19%
+ 20%	5.50%		20.19%
+ 10%	5.50%		10.19%
+ 5%	5.50%		5.19%

0%	5.50%		0.19%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-4.81%
- 10%	5.50%	-4.50%	-9.81%
- 20%	5.50%	-14.50%	-19.81%
- 30%	N/A	-24.50%	-29.81%
- 40%	N/A	-34.50%	-39.81%
- 50%	N/A	-44.50%	-49.81%
- 60%	N/A	-54.50%	-59.81%
- 70%	N/A	-64.50%	-69.81%
- 80%	N/A	-74.50%	-79.81%
- 90%	N/A	-84.50%	-89.81%
- 100%	N/A	-94.50%	-99.81%

FWP-24

Baidu, Inc.

According to publicly available information, Baidu, Inc. (the “Company”) is the leading Chinese language Internet search provider. The Company primarily provides Chinese language Internet search services to enable users to find relevant information online, including web pages, news, images and multimedia files, through links provided on the Company’s websites. The Company’s Baidu.com website was the largest website in China, as measured by user traffic during the three-month period ended December 31, 2009, according to Alexa.com. The Company offers a Chinese language search platform, which consists of the Company’s websites and certain online application software, as well as Baidu Union, which is the Company’s network of third-party websites and software applications.

The Company was incorporated in the Cayman Islands in January 2000. Since the Company’s inception it has conducted its operations primarily through Baidu Online, its wholly owned subsidiary in Beijing, China. In addition the Company has conducted part of its operations through Baidu Netcom, a consolidated affiliated company in Beijing, China, which holds the licenses and approvals necessary to operated the Company’s websites and provide inline advertising services.

The SEC file number of the linked share (American depositary share) is 0-51469.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$153.98	$60.00	$64.02
December 30, 2005	$89.70	$60.10	$62.92
March 31, 2006	$69.90	$44.44	$56.07
June 30, 2006	$94.03	$54.25	$82.53
September 29, 2006	$96.67	$67.92	$87.54
December 29, 2006	$128.67	$82.25	$112.72
March 30, 2007	$134.10	$93.50	$96.55
June 29, 2007	$171.97	$92.81	$167.98
September 28, 2007	$304.39	$161.00	$289.65
December 31, 2007	$429.17	$280.66	$390.39
March 31, 2008	$397.70	$201.15	$239.63
June 30, 2008	$382.90	$243.02	$312.96
September 30, 2008	$353.37	$227.00	$248.23
December 31, 2008	$274.83	$100.50	$130.57
March 31, 2009	$197.68	$105.00	$176.60
June 30, 2009	$309.99	$171.02	$301.09
September 30, 2009	$408.00	$268.03	$391.05
December 31, 2009	$443.25	$353.03	$411.23
March 31, 2010	$628.50	$384.75	$597.00
April 6, 2010*	$628.50	$384.75	$619.41

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BIDU

Initial price: $619.41

Protection level: 80.00%

Protection price: $495.53

Physical delivery amount: 1($1,000/Initial price)

Fractional shares: 0.614440

Coupon: 9.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.50

FWP-25

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.50%		100.00%
+ 90%	4.50%		90.00%
+ 80%	4.50%		80.00%
+ 70%	4.50%		70.00%
+ 60%	4.50%		60.00%
+ 50%	4.50%		50.00%
+ 40%	4.50%		40.00%
+ 30%	4.50%		30.00%
+ 20%	4.50%		20.00%
+ 10%	4.50%		10.00%
+ 5%	4.50%		5.00%

0%	4.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.50%	-0.50%	-5.00%
- 10%	4.50%	-5.50%	-10.00%
- 20%	4.50%	-15.50%	-20.00%
- 30%	N/A	-25.50%	-30.00%
- 40%	N/A	-35.50%	-40.00%
- 50%	N/A	-45.50%	-50.00%
- 60%	N/A	-55.50%	-60.00%
- 70%	N/A	-65.50%	-70.00%
- 80%	N/A	-75.50%	-80.00%
- 90%	N/A	-85.50%	-90.00%
- 100%	N/A	-95.50%	-100.00%

FWP-26

Boston Scientific Corporation

According to publicly available information, Boston Scientific Corporation (the “Company”) is a worldwide developer, manufacturer and marketer of medical devices that are used in a broad range of interventional medical specialties including interventional cardiology, cardiac rhythm management, peripheral interventions, cardiac surgery, vascular surgery, electrophysiology, neurovascular intervention, oncology, endoscopy, urology, gynecology and neuromodulation.

Some of the Company’s medical products are used for enlarging narrowed blood vessels to prevent heart attack and stroke; clearing passages blocked by plaque to restore blood flow; detecting and managing fast, slow or irregular heart rhythms; mapping electrical problems in the heart; opening obstructions and bringing relief to patients suffering from various forms of cancer; performing biopsies and intravascular ultrasounds; placing filters to prevent blood clots from reaching the lungs, heart or brain; treating urological, gynecological, renal, pulmonary, neurovascular and gastrointestinal diseases; and modulating nerve activity to treat deafness and chronic pain. The Company’s net sales have increased substantially, growing from $2 million in 1979 to approximately $8.2 billion in 2009.

The linked share’s SEC file number is 01-11083.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$45.93	$37.32	$42.80
September 30, 2004	$44.00	$31.25	$39.73
December 31, 2004	$39.98	$33.30	$35.55
March 31, 2005	$35.50	$28.57	$29.29
June 30, 2005	$31.30	$26.50	$27.00
September 30, 2005	$29.30	$22.90	$23.37
December 30, 2005	$27.81	$22.80	$24.49
March 31, 2006	$26.55	$20.57	$23.05
June 30, 2006	$23.58	$16.47	$16.84
September 29, 2006	$18.10	$14.45	$14.79
December 29, 2006	$17.35	$14.45	$17.18
March 30, 2007	$18.69	$13.88	$14.54
June 29, 2007	$16.85	$14.39	$15.34
September 28, 2007	$15.82	$12.11	$13.95
December 31, 2007	$15.31	$11.27	$11.63
March 31, 2008	$13.27	$10.76	$12.87
June 30, 2008	$14.22	$12.09	$12.29
September 30, 2008	$14.20	$11.63	$12.27
December 31, 2008	$11.90	$5.41	$7.74
March 31, 2009	$9.63	$6.08	$7.95
June 30, 2009	$10.57	$7.65	$10.14
September 30, 2009	$11.77	$9.58	$10.59
December 31, 2009	$10.52	$7.85	$9.00
March 31, 2010	$9.79	$6.31	$7.22
April 6, 2010*	$9.79	$6.31	$7.14

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BSX

Initial price: $7.14

Protection level: 80.00%

Protection price: $5.71

Physical delivery amount: 140($1,000/Initial price)

Fractional shares: 0.056022

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-27

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-28

Bucyrus International, Inc.

According to publicly available information, Bucyrus International, Inc. (the “Company”) is a leading designer and manufacturer of high productivity mining equipment for the extraction of coal, copper, oil sands, iron ore and other minerals in major mining centers throughout the world. In addition to the manufacture of original equipment, the Company also provides the aftermarket replacement parts and service for this equipment. As of December 31, 2009, the size of the Company’s installed base of surface and mining original equipment was approximately $30.0 billion and $10 billion, with the acquisition of Terex Mining. The Company has manufacturing facilities in Australia, China, Germany, Poland and the United States and service and sales centers in Australia, Brazil, Canada, Chile, China, England, India, Mexico, Peru, Russia, South Africa and the United States.

The Company was incorporated in Delaware in 1927 as the successor to a business that began producing excavation machines in 1880.

The linked share’s SEC file number is 0-50858.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	#N/A N/A	#N/A N/A	#N/A N/A
September 30, 2004	$11.82	$6.72	$11.20
December 31, 2004	$14.09	$8.97	$13.55
March 31, 2005	$15.58	$11.56	$13.02
June 30, 2005	$13.25	$10.53	$12.66
September 30, 2005	$16.49	$11.64	$16.38
December 30, 2005	$18.08	$12.74	$17.57
March 31, 2006	$24.70	$17.30	$24.10
June 30, 2006	$30.36	$18.87	$25.25
September 29, 2006	$26.71	$19.28	$21.21
December 29, 2006	$26.06	$19.94	$25.88
March 30, 2007	$29.22	$22.32	$25.75
June 29, 2007	$36.43	$25.20	$35.39
September 28, 2007	$39.88	$28.42	$36.47
December 31, 2007	$52.18	$35.22	$49.70
March 31, 2008	$57.00	$33.66	$50.83
June 30, 2008	$79.50	$49.37	$73.02
September 30, 2008	$75.99	$36.53	$44.68
December 31, 2008	$44.50	$13.66	$18.52
March 31, 2009	$23.46	$10.62	$15.18
June 30, 2009	$34.32	$14.45	$28.56
September 30, 2009	$37.70	$23.62	$35.62
December 31, 2009	$59.95	$31.80	$56.37
March 31, 2010	$71.30	$47.81	$65.99
April 6, 2010*	$71.30	$47.81	$70.40

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BUCY

Initial price: $70.40

Protection level: 80.00%

Protection price: $56.32

Physical delivery amount: 14($1,000/Initial price)

Fractional shares: 0.204545

Coupon: 10.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.15% per annum

Coupon amount monthly: $8.75

FWP-29

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.08%
+ 90%	5.25%		90.08%
+ 80%	5.25%		80.08%
+ 70%	5.25%		70.08%
+ 60%	5.25%		60.08%
+ 50%	5.25%		50.08%
+ 40%	5.25%		40.08%
+ 30%	5.25%		30.08%
+ 20%	5.25%		20.08%
+ 10%	5.25%		10.08%
+ 5%	5.25%		5.08%

0%	5.25%		0.08%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-4.92%
- 10%	5.25%	-4.75%	-9.92%
- 20%	5.25%	-14.75%	-19.92%
- 30%	N/A	-24.75%	-29.92%
- 40%	N/A	-34.75%	-39.92%
- 50%	N/A	-44.75%	-49.92%
- 60%	N/A	-54.75%	-59.92%
- 70%	N/A	-64.75%	-69.92%
- 80%	N/A	-74.75%	-79.92%
- 90%	N/A	-84.75%	-89.92%
- 100%	N/A	-94.75%	-99.92%

FWP-30

Continental Airlines, Inc.

According to publicly available information, Continental Airlines, Inc. (the “Company”) is a United States air carrier engaged in the business of transporting passengers, cargo and mail. The Company is the world’s fifth largest airline as measured by the number of scheduled miles flown by revenue passengers in 2009. Together with ExpressJet Airlines, Inc. (operating as Continental Express), a wholly owned subsidiary of ExpressJet Holdings, Inc., from which the Company purchases seat capacity, and the Company’s wholly-owned subsidiary, Continental Micronesia, Inc., each a Delaware corporation, the Company operates more than 2,000 daily departures. As of December 31, 2009, the Company flew to 118 domestic and 124 international destinations and offered additional connecting service through alliances with domestic and foreign carriers.

The Company is a Delaware corporation, with executive offices located at 1600 Smith Street, Houston, Texas 77002.

The SEC file number of the linked share (Class B Common Stock) is 01-10323.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.93	$9.05	$11.37
September 30, 2004	$11.68	$7.80	$8.52
December 31, 2004	$14.01	$7.63	$13.54
March 31, 2005	$14.18	$8.50	$12.04
June 30, 2005	$15.60	$11.09	$13.28
September 30, 2005	$16.60	$9.04	$9.66
December 30, 2005	$21.97	$9.62	$21.30
March 31, 2006	$28.88	$16.77	$26.90
June 30, 2006	$31.02	$22.56	$29.80
September 29, 2006	$32.04	$22.05	$28.31
December 29, 2006	$46.29	$28.56	$41.25
March 30, 2007	$52.40	$35.23	$36.39
June 29, 2007	$44.10	$32.01	$33.87
September 28, 2007	$38.61	$26.21	$33.03
December 31, 2007	$37.79	$21.59	$22.25
March 31, 2008	$31.25	$17.19	$19.23
June 30, 2008	$23.40	$9.70	$10.11
September 30, 2008	$21.39	$5.91	$16.68
December 31, 2008	$20.89	$9.90	$18.06
March 31, 2009	$21.83	$6.38	$8.81
June 30, 2009	$15.75	$7.86	$8.86
September 30, 2009	$17.55	$8.87	$16.44
December 31, 2009	$18.73	$10.94	$17.92
March 31, 2010	$23.64	$16.82	$21.97
April 6, 2010*	$23.64	$16.82	$21.05

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CAL

Initial price: $21.05

Protection level: 75.00%

Protection price: $15.79

Physical delivery amount: 47($1,000/Initial price)

Fractional shares: 0.505938

Coupon: 11.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.79

FWP-31

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.875%		100.00%
+ 90%	5.875%		90.00%
+ 80%	5.875%		80.00%
+ 70%	5.875%		70.00%
+ 60%	5.875%		60.00%
+ 50%	5.875%		50.00%
+ 40%	5.875%		40.00%
+ 30%	5.875%		30.00%
+ 20%	5.875%		20.00%
+ 10%	5.875%		10.00%
+ 5%	5.875%		5.00%

0%	5.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.875%	0.875%	-5.00%
- 10%	5.875%	-4.125%	-10.00%
- 20%	5.875%	-14.125%	-20.00%
- 30%	N/A	-24.125%	-30.00%
- 40%	N/A	-34.125%	-40.00%
- 50%	N/A	-44.125%	-50.00%
- 60%	N/A	-54.125%	-60.00%
- 70%	N/A	-64.125%	-70.00%
- 80%	N/A	-74.125%	-80.00%
- 90%	N/A	-84.125%	-90.00%
- 100%	N/A	-94.125%	-100.00%

FWP-32

CB Richard Ellis Group, Inc.

According to publicly available information, CB Richard Ellis Group, Inc. (the “Company”) is the world’s largest commercial real estate services firm, based on 2009 revenue, with leading full-service operations in major metropolitan areas throughout the world. The Company offers a full range of services to occupiers, owners, lenders and investors in office, retail, industrial, multi-family and other commercial real estate assets. As of December 31, 2009, excluding affiliate and partner offices, the Company operated in more than 300 offices worldwide with approximately 29,000 employees providing commercial real estate services under the “CB Richard Ellis” brand name and providing development services under the “Trammell Crow” brand name. The Company’s business is focused on several service competencies, including tenant representation, property/agency leasing, property sales, development services, commercial mortgage origination and servicing, capital markets (equity and debt) solutions, commercial property and corporate facilities management, valuation, proprietary research and real estate investment management.

The SEC file number of the linked share (Class A Common Stock) is 001-32205.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$6.40	$6.07	$6.37
September 30, 2004	$7.88	$6.16	$7.70
December 31, 2004	$11.36	$7.65	$11.18
March 31, 2005	$12.95	$10.40	$11.66
June 30, 2005	$14.73	$10.58	$14.62
September 30, 2005	$16.67	$13.82	$16.40
December 30, 2005	$19.92	$15.02	$19.62
March 31, 2006	$27.80	$19.46	$26.90
June 30, 2006	$29.80	$21.99	$24.90
September 29, 2006	$25.96	$20.13	$24.60
December 29, 2006	$34.26	$23.37	$33.20
March 30, 2007	$39.15	$31.23	$34.18
June 29, 2007	$39.93	$33.00	$36.50
September 28, 2007	$42.70	$23.69	$27.84
December 31, 2007	$29.36	$17.49	$21.55
March 31, 2008	$23.16	$15.23	$21.64
June 30, 2008	$24.50	$19.01	$19.20
September 30, 2008	$21.00	$11.49	$13.37
December 31, 2008	$13.21	$3.00	$4.32
March 31, 2009	$5.40	$2.34	$4.03
June 30, 2009	$9.87	$3.75	$9.36
September 30, 2009	$13.14	$7.62	$11.74
December 31, 2009	$14.14	$9.98	$13.57
March 31, 2010	$16.21	$12.05	$15.85
April 6, 2010*	$16.73	$12.05	$16.53

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBG

Initial price: $16.53

Protection level: 80.00%

Protection price: $13.22

Physical delivery amount: 60($1,000/Initial price)

Fractional shares: 0.496068

Coupon: 10.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-33

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-34

Coeur d’Alene Mines Corporation

According to publicly available information, Coeur d’Alene Mines Corporation (the “Company”) is a silver producer with a growing gold production profile. The Company is located in North America and is engaged, through its subsidiaries, in the operation and ownership, development and exploration of silver and gold mining properties and companies located primarily within South America, Mexico, United States and Australia.

As of December 31, 2009, the Company’s number of employees was at 1,294.

The linked share’s SEC file number is 001-08641.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$71.90	$37.70	$40.80
September 30, 2004	$48.80	$30.10	$47.40
December 31, 2004	$52.40	$37.50	$39.30
March 31, 2005	$44.70	$32.70	$36.70
June 30, 2005	$38.00	$27.00	$36.30
September 30, 2005	$44.10	$33.10	$42.30
December 30, 2005	$46.90	$36.00	$40.00
March 31, 2006	$69.80	$40.70	$65.60
June 30, 2006	$73.70	$39.30	$48.10
September 29, 2006	$58.40	$43.20	$47.10
December 29, 2006	$55.00	$42.00	$49.50
March 30, 2007	$50.10	$39.00	$41.10
June 29, 2007	$44.00	$34.60	$35.90
September 28, 2007	$42.50	$29.80	$37.90
December 31, 2007	$49.70	$35.40	$49.40
March 31, 2008	$51.70	$36.50	$40.40
June 30, 2008	$40.30	$27.40	$29.00
September 30, 2008	$29.70	$13.60	$15.30
December 31, 2008	$15.80	$3.60	$8.80
March 31, 2009	$10.20	$5.50	$9.40
June 30, 2009	$17.20	$9.80	$12.30
September 30, 2009	$21.94	$10.07	$20.50
December 31, 2009	$24.86	$17.65	$18.06
March 31, 2010	$20.39	$13.42	$14.98
April 6, 2010*	$20.39	$13.42	$15.70

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CDE

Initial price: $15.70

Protection level: 75.00%

Protection price: $11.78

Physical delivery amount: 63($1,000/Initial price)

Fractional shares: 0.694268

Coupon: 13.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.25

FWP-35

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.75%		100.00%
+ 90%	6.75%		90.00%
+ 80%	6.75%		80.00%
+ 70%	6.75%		70.00%
+ 60%	6.75%		60.00%
+ 50%	6.75%		50.00%
+ 40%	6.75%		40.00%
+ 30%	6.75%		30.00%
+ 20%	6.75%		20.00%
+ 10%	6.75%		10.00%
+ 5%	6.75%		5.00%

0%	6.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.75%	1.75%	-5.00%
- 10%	6.75%	-3.25%	-10.00%
- 20%	6.75%	-13.25%	-20.00%
- 30%	N/A	-23.25%	-30.00%
- 40%	N/A	-33.25%	-40.00%
- 50%	N/A	-43.25%	-50.00%
- 60%	N/A	-53.25%	-60.00%
- 70%	N/A	-63.25%	-70.00%
- 80%	N/A	-73.25%	-80.00%
- 90%	N/A	-83.25%	-90.00%
- 100%	N/A	-93.25%	-100.00%

FWP-36

Cliffs Natural Resources Inc.

According to publicly available information, Cliffs Natural Resources Inc. (the “Company”) is an international mining and natural resources company. The Company is the largest producer of iron ore pellets in North America, a major supplier of direct-shipping lump and fines iron ore out of Australia, and a significant producer of metallurgical coal. For the year ending December 31, 2009, the Company produced a total of 19.6 million tons of iron ore pellets, including 17.1 million tons for the Company’s account and 2.5 million tons on behalf of steel company owners of the mines.

The linked share’s SEC file number is: 001-08944.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$8.60	$4.85	$7.05
September 30, 2004	$10.17	$6.22	$10.11
December 31, 2004	$13.51	$8.35	$12.98
March 31, 2005	$22.09	$11.70	$18.22
June 30, 2005	$18.88	$12.79	$14.44
September 30, 2005	$22.13	$14.21	$21.78
December 30, 2005	$24.81	$17.73	$22.14
March 31, 2006	$27.59	$20.12	$21.78
June 30, 2006	$25.21	$15.70	$19.82
September 29, 2006	$20.05	$16.58	$19.06
December 29, 2006	$24.73	$18.42	$24.22
March 30, 2007	$32.42	$23.00	$32.01
June 29, 2007	$46.03	$32.10	$38.84
September 28, 2007	$45.00	$28.21	$43.99
December 31, 2007	$53.09	$36.76	$50.40
March 31, 2008	$63.88	$38.63	$59.91
June 30, 2008	$121.88	$57.32	$119.19
September 30, 2008	$118.10	$42.16	$52.94
December 31, 2008	$53.30	$13.73	$25.61
March 31, 2009	$32.48	$11.81	$18.16
June 30, 2009	$32.11	$17.18	$24.47
September 30, 2009	$35.56	$19.45	$32.36
December 31, 2009	$48.08	$29.07	$46.09
March 31, 2010	$73.95	$39.14	$70.95
April 6, 2010*	$76.14	$39.14	$74.02

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CLF

Initial price: $74.02

Protection level: 75.00%

Protection price: $55.52

Physical delivery amount: 13($1,000/Initial price)

Fractional shares: 0.509862

Coupon: 13.65% per annum

Maturity: October 29, 2010

Dividend yield: 0.35% per annum

Coupon amount monthly: $11.38

FWP-37

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.825%		100.18%
+ 90%	6.825%		90.18%
+ 80%	6.825%		80.18%
+ 70%	6.825%		70.18%
+ 60%	6.825%		60.18%
+ 50%	6.825%		50.18%
+ 40%	6.825%		40.18%
+ 30%	6.825%		30.18%
+ 20%	6.825%		20.18%
+ 10%	6.825%		10.18%
+ 5%	6.825%		5.18%

0%	6.825%		0.18%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.825%	1.825%	-4.82%
- 10%	6.825%	-3.175%	-9.82%
- 20%	6.825%	-13.175%	-19.82%
- 30%	N/A	-23.175%	-29.82%
- 40%	N/A	-33.175%	-39.82%
- 50%	N/A	-43.175%	-49.82%
- 60%	N/A	-53.175%	-59.82%
- 70%	N/A	-63.175%	-69.82%
- 80%	N/A	-73.175%	-79.82%
- 90%	N/A	-83.175%	-89.82%
- 100%	N/A	-93.175%	-99.82%

FWP-38

Clean Energy Fuels Corp.

According to publicly available information, Clean Energy Fuels Corp. (the “Company”) is a leading provider of natural gas as an alternative fuel for vehicle fleets in the United States and Canada, based on the number of stations operated and the amount of gasoline gallon equivalents of compressed natural gas and liquefied natural gas delivered. The Company offers a comprehensive solution to enable our customers to run their fleets on natural gas, often with limited upfront expense to its customers.

As of December 31, 2009, the Company employed 229 people.

The linked share’s SEC file number is 001-33480.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$13.90	$11.40	$12.56
September 28, 2007	$18.79	$10.81	$15.14
December 31, 2007	$20.62	$12.56	$15.14
March 31, 2008	$16.84	$11.75	$13.36
June 30, 2008	$15.46	$10.15	$11.49
September 30, 2008	$19.95	$10.33	$14.15
December 31, 2008	$14.70	$3.24	$6.04
March 31, 2009	$7.61	$4.62	$6.09
June 30, 2009	$10.25	$5.89	$8.61
September 30, 2009	$15.17	$7.83	$14.41
December 31, 2009	$16.57	$10.95	$15.41
March 31, 2010	$23.70	$15.16	$22.78
April 6, 2010*	$23.70	$15.16	$22.66

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CLNE

Initial price: $22.66

Protection level: 75.00%

Protection price: $17.00

Physical delivery amount: 44($1,000/Initial price)

Fractional shares: 0.130627

Coupon: 14.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $11.88

FWP-39

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.125%		100.00%
+ 90%	7.125%		90.00%
+ 80%	7.125%		80.00%
+ 70%	7.125%		70.00%
+ 60%	7.125%		60.00%
+ 50%	7.125%		50.00%
+ 40%	7.125%		40.00%
+ 30%	7.125%		30.00%
+ 20%	7.125%		20.00%
+ 10%	7.125%		10.00%
+ 5%	7.125%		5.00%

0%	7.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.125%	2.125%	-5.00%
- 10%	7.125%	-2.875%	-10.00%
- 20%	7.125%	-12.875%	-20.00%
- 30%	N/A	-22.875%	-30.00%
- 40%	N/A	-32.875%	-40.00%
- 50%	N/A	-42.875%	-50.00%
- 60%	N/A	-52.875%	-60.00%
- 70%	N/A	-62.875%	-70.00%
- 80%	N/A	-72.875%	-80.00%
- 90%	N/A	-82.875%	-90.00%
- 100%	N/A	-92.875%	-100.00%

FWP-40

Consol Energy Inc.

According to publicly available sources, Consol Energy Inc. (“the Company”) is a multi-fuel energy producer and energy services provider primarily serving the electric power generation industry in the United States. That industry generates approximately two-thirds of its output by burning coal or gas, the two fuels the Company produces. During the year ended December 31, 2009, the Company produced high-Btu bituminous coal from 16 mining complexes in the United States. The Company is the majority shareholder (83.3%) of CNX Gas Corporation. CNX Gas produces pipeline-quality coalbed methane gas from the Company’s coal properties in Pennsylvania, Virginia and West Virginia and oil and gas from properties in Tennessee and Virginia.

The linked share’s SEC file number is 001-14901.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.37	$12.43	$18.00
September 30, 2004	$19.63	$14.92	$17.45
December 31, 2004	$21.95	$16.06	$20.53
March 31, 2005	$24.63	$18.58	$23.51
June 30, 2005	$27.50	$20.78	$26.79
September 30, 2005	$38.73	$26.90	$38.14
December 30, 2005	$39.87	$26.81	$32.59
March 31, 2006	$37.67	$30.00	$37.08
June 30, 2006	$49.09	$35.12	$46.72
September 29, 2006	$48.90	$28.10	$31.73
December 29, 2006	$38.71	$28.69	$32.13
March 30, 2007	$39.65	$29.15	$39.13
June 29, 2007	$49.85	$38.89	$46.11
September 28, 2007	$50.21	$34.37	$46.60
December 31, 2007	$74.18	$45.04	$71.52
March 31, 2008	$84.18	$53.66	$69.19
June 30, 2008	$119.10	$67.33	$112.37
September 30, 2008	$112.21	$36.25	$45.89
December 31, 2008	$44.13	$18.51	$28.58
March 31, 2009	$37.61	$22.49	$25.24
June 30, 2009	$44.11	$24.05	$33.96
September 30, 2009	$49.84	$28.61	$45.11
December 31, 2009	$53.50	$42.18	$49.80
March 31, 2010	$57.93	$41.81	$42.66
April 6, 2010*	$57.93	$43.19	$45.94

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CNX

Initial price: $45.94

Protection level: 80.00%

Protection price: $36.75

Physical delivery amount: 21($1,000/Initial price)

Fractional shares: 0.767523

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.89% per annum

Coupon amount monthly: $8.54

FWP-41

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.45%
+ 90%	5.125%		90.45%
+ 80%	5.125%		80.45%
+ 70%	5.125%		70.45%
+ 60%	5.125%		60.45%
+ 50%	5.125%		50.45%
+ 40%	5.125%		40.45%
+ 30%	5.125%		30.45%
+ 20%	5.125%		20.45%
+ 10%	5.125%		10.45%
+ 5%	5.125%		5.45%

0%	5.125%		0.45%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-4.55%
- 10%	5.125%	-4.875%	-9.55%
- 20%	5.125%	-14.875%	-19.55%
- 30%	N/A	-24.875%	-29.55%
- 40%	N/A	-34.875%	-39.55%
- 50%	N/A	-44.875%	-49.55%
- 60%	N/A	-54.875%	-59.55%
- 70%	N/A	-64.875%	-69.55%
- 80%	N/A	-74.875%	-79.55%
- 90%	N/A	-84.875%	-89.55%
- 100%	N/A	-94.875%	-99.55%

FWP-42

Cabot Oil & Gas Corporation

According to publicly available information, Cabot Oil & Gas Corporation (the “Company”) is an independent oil and gas company engaged in the development, exploitation and exploration of oil and gas properties located in North America. The four principal areas of operation are the Appalachian Basin, onshore Gulf Coast, south and east Texas and north Louisiana, the Rocky Mountains and the Anadarko Basin. The Company’s 2009 average realized natural gas price was $7.47 per Mcf, 11% lower than the 2008 average realized price. The 2009 average realized crude oil price was $85.52 per Bbl, 4% lower than the 2008 average realized price. For the year ended December 31, 2009, the Company drilled 143 gross wells with a success rate of 97%.

The linked share’s SEC file number is 001-10447.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$14.17	$10.01	$14.10
September 30, 2004	$15.20	$12.73	$14.97
December 31, 2004	$16.30	$13.57	$14.75
March 31, 2005	$19.55	$13.72	$18.38
June 30, 2005	$19.38	$13.78	$17.35
September 30, 2005	$25.57	$17.44	$25.26
December 30, 2005	$26.40	$20.17	$22.55
March 31, 2006	$26.74	$21.05	$23.97
June 30, 2006	$27.84	$19.13	$24.50
September 29, 2006	$28.12	$21.81	$23.97
December 29, 2006	$33.26	$21.32	$30.33
March 30, 2007	$35.92	$27.87	$33.66
June 29, 2007	$42.50	$33.64	$36.88
September 28, 2007	$38.46	$30.17	$35.16
December 31, 2007	$41.15	$33.03	$40.37
March 31, 2008	$55.87	$34.90	$50.84
June 30, 2008	$72.00	$49.89	$67.73
September 30, 2008	$72.87	$32.11	$36.14
December 31, 2008	$35.00	$19.18	$26.00
March 31, 2009	$31.85	$17.84	$23.57
June 30, 2009	$37.64	$22.46	$30.64
September 30, 2009	$39.47	$27.26	$35.75
December 31, 2009	$46.26	$33.33	$43.59
March 31, 2010	$46.45	$35.96	$36.80
April 6, 2010*	$46.45	$37.23	$38.99

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: COG

Initial price: $38.99

Protection level: 80.00%

Protection price: $31.19

Physical delivery amount: 25($1,000/Initial price)

Fractional shares: 0.647602

Coupon: 8.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.31% per annum

Coupon amount monthly: $7.08

FWP-43

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.25%		100.16%
+ 90%	4.25%		90.16%
+ 80%	4.25%		80.16%
+ 70%	4.25%		70.16%
+ 60%	4.25%		60.16%
+ 50%	4.25%		50.16%
+ 40%	4.25%		40.16%
+ 30%	4.25%		30.16%
+ 20%	4.25%		20.16%
+ 10%	4.25%		10.16%
+ 5%	4.25%		5.16%

0%	4.25%		0.16%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.25%	-0.75%	-4.84%
- 10%	4.25%	-5.75%	-9.84%
- 20%	4.25%	-15.75%	-19.84%
- 30%	N/A	-25.75%	-29.84%
- 40%	N/A	-35.75%	-39.84%
- 50%	N/A	-45.75%	-49.84%
- 60%	N/A	-55.75%	-59.84%
- 70%	N/A	-65.75%	-69.84%
- 80%	N/A	-75.75%	-79.84%
- 90%	N/A	-85.75%	-89.84%
- 100%	N/A	-95.75%	-99.84%

FWP-44

Cree, Inc.

According to publicly available information, Cree, Inc. (the “Company”) a North Carolina corporation established in 1987, develops and manufactures semiconductor materials and devices primarily based on silicon carbide (SiC), gallium nitride (GaN) and related compounds. The Company’s SiC and GaN materials technologies are the basis for many of the devices that it develops and produces. The Company currently focuses its expertise in SiN and GaN on light emitting diodes (LEDs), including blue and green LED chips, high brightness packaged LEFs and high-power products, including power switching, wide bandgap radio frequency (RF) and microwave devices. The Company has products commercially available in each of these categories.

The Company derives the majority of its revenue from sale of its LED products. It also generates revenue from sales of SiC and GaN materials, including gemstone materials, and it earns revenue under government contracts that support some its research and development programs to the extent the contract funding exceeds its direct cost of performing those activities.

As of June 28, 2009, the company’s portion of revenue derived from government contracts was 3%. Also, the Company employed 3,172 regular full and part-time employees as of June 28, 2009.

The linked share’s SEC file number is 0-21154

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.45	$18.06	$23.28
September 30, 2004	$30.85	$17.88	$30.53
December 31, 2004	$42.44	$26.72	$40.08
March 31, 2005	$40.96	$20.68	$21.75
June 30, 2005	$30.99	$21.06	$25.47
September 30, 2005	$30.98	$23.34	$25.02
December 30, 2005	$27.95	$21.68	$25.24
March 31, 2006	$33.62	$24.60	$32.81
June 30, 2006	$35.30	$22.60	$23.76
September 29, 2006	$23.93	$16.52	$20.11
December 29, 2006	$23.67	$15.25	$17.32
March 30, 2007	$19.06	$15.28	$16.46
June 29, 2007	$28.55	$16.20	$25.85
September 28, 2007	$34.80	$22.54	$31.10
December 31, 2007	$33.51	$20.48	$27.47
March 31, 2008	$35.50	$23.12	$27.96
June 30, 2008	$31.80	$22.60	$22.81
September 30, 2008	$29.00	$17.10	$22.78
December 31, 2008	$23.92	$12.57	$15.87
March 31, 2009	$24.93	$15.59	$23.53
June 30, 2009	$31.75	$22.64	$29.39
September 30, 2009	$38.95	$26.39	$36.75
December 31, 2009	$57.32	$34.38	$56.37
March 31, 2010	$72.36	$52.66	$70.22
April 6, 2010*	$77.86	$52.66	$77.07

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CREE

Initial price: $77.07

Protection level: 80.00%

Protection price: $61.66

Physical delivery amount: 12($1,000/Initial price)

Fractional shares: 0.975217

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-45

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-46

Carpenter Technology Corporation

According to publicly available information, Carpenter Technology Corporation (the “Company”) is engaged in the manufacturing, fabrication, and distribution of specialty metals. The Company develops, manufactures and distributes cast/wrought and powder metal stainless steels and special alloys including high temperature alloys, controlled expansion alloys, ultra high strength alloys, implantable alloys, tool and die steels and other specialty metals, as well as cast/wrought titanium alloys. The Company provides material solutions to the aerospace, industrial, energy, medical, consumer products and automotive industries. As of June 30, 2009, the Company had a backlog of orders of approximately $230 million, substantially all of which is expected to be shipped within fiscal year 2010. As of June 30, 2009, the total workforce consisted of approximately 3,200 employees.

The linked share’s SEC file number is 001-05828.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.03	$12.88	$17.03
September 30, 2004	$23.91	$15.47	$23.87
December 31, 2004	$30.96	$19.18	$29.23
March 31, 2005	$35.06	$24.83	$29.71
June 30, 2005	$31.73	$25.20	$25.90
September 30, 2005	$32.76	$25.35	$29.31
December 30, 2005	$36.04	$25.59	$35.24
March 31, 2006	$49.68	$34.98	$47.26
June 30, 2006	$71.06	$46.86	$57.75
September 29, 2006	$61.27	$45.06	$53.76
December 29, 2006	$59.56	$48.84	$51.26
March 30, 2007	$62.83	$48.19	$60.38
June 29, 2007	$69.00	$59.38	$65.16
September 28, 2007	$74.98	$49.77	$65.01
December 31, 2007	$79.65	$61.82	$75.17
March 31, 2008	$75.38	$50.80	$55.97
June 30, 2008	$63.06	$41.69	$43.65
September 30, 2008	$43.10	$24.12	$25.65
December 31, 2008	$25.58	$11.72	$20.54
March 31, 2009	$24.20	$12.02	$14.12
June 30, 2009	$25.20	$13.53	$20.81
September 30, 2009	$26.29	$16.29	$23.39
December 31, 2009	$28.35	$20.12	$26.95
March 31, 2010	$38.82	$25.72	$36.60
April 6, 2010*	$38.82	$25.72	$38.45

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CRS

Initial price: $38.45

Protection level: 80.00%

Protection price: $30.76

Physical delivery amount: 26($1,000/Initial price)

Fractional shares: 0.007802

Coupon: 12.00% per annum

Maturity: October 29, 2010

Dividend yield: 1.89% per annum

Coupon amount monthly: $10.00

FWP-47

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.95%
+ 90%	6.00%		90.95%
+ 80%	6.00%		80.95%
+ 70%	6.00%		70.95%
+ 60%	6.00%		60.95%
+ 50%	6.00%		50.95%
+ 40%	6.00%		40.95%
+ 30%	6.00%		30.95%
+ 20%	6.00%		20.95%
+ 10%	6.00%		10.95%
+ 5%	6.00%		5.95%

0%	6.00%		0.95%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-4.05%
- 10%	6.00%	-4.00%	-9.05%
- 20%	6.00%	-14.00%	-19.05%
- 30%	N/A	-24.00%	-29.05%
- 40%	N/A	-34.00%	-39.05%
- 50%	N/A	-44.00%	-49.05%
- 60%	N/A	-54.00%	-59.05%
- 70%	N/A	-64.00%	-69.05%
- 80%	N/A	-74.00%	-79.05%
- 90%	N/A	-84.00%	-89.05%
- 100%	N/A	-94.00%	-99.05%

FWP-48

Cyberonics, Inc.

According to publicly available information, Cyberonics, Inc. (the “Company”) is a neuromodulation company incorporated as a Delaware corporation in 1987. The Company is engaged in the design, development, sales and marketing of implantable medical devices that provide a unique therapy, vagus nerve stimulation therapy for the treatment of refractory epilepsy and depression. The Company’s proprietary VNS Therapy™ System includes the following:

•	A pulse generator to provide the appropriate stimulation to the vagus nerve;

•	A bipolar lead extending from the generator to the vagus nerve;

•	A tunneling tool to assist with implantation surgery;

•	A programming wand and software to assist with setting the stimulation parameters after implantation of the generator and lead;

•	Magnets to suspend or induce stimulation manually; and

•	Instruction manuals.

As of May 30, 2009, the Company had 440 full-time employees.

The linked share’s SEC file number is 000-19806.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$40.07	$16.78	$33.36
September 30, 2004	$34.14	$12.78	$20.46
December 31, 2004	$21.46	$17.55	$20.72
March 31, 2005	$45.03	$19.30	$44.17
June 30, 2005	$47.77	$32.70	$43.39
September 30, 2005	$46.88	$28.63	$29.85
December 30, 2005	$35.30	$26.63	$32.30
March 31, 2006	$32.64	$24.26	$25.77
June 30, 2006	$27.35	$19.74	$21.32
September 29, 2006	$22.48	$14.70	$17.53
December 29, 2006	$27.55	$16.83	$20.64
March 30, 2007	$22.78	$17.62	$18.78
June 29, 2007	$23.02	$15.82	$16.82
September 28, 2007	$18.12	$12.95	$13.94
December 31, 2007	$15.89	$11.51	$13.16
March 31, 2008	$14.55	$9.59	$14.50
June 30, 2008	$23.60	$14.30	$21.70
September 30, 2008	$28.95	$15.56	$17.00
December 31, 2008	$18.27	$9.84	$16.57
March 31, 2009	$17.33	$12.31	$13.27
June 30, 2009	$16.83	$12.32	$16.63
September 30, 2009	$18.29	$14.01	$15.94
December 31, 2009	$21.36	$14.08	$20.44
March 31, 2010	$21.63	$16.55	$19.16
April 6, 2010*	$21.63	$16.55	$19.56

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CYBX

Initial price: $19.56

Protection level: 80.00%

Protection price: $15.65

Physical delivery amount: 51($1,000/Initial price)

Fractional shares: 0.124744

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-49

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-50

Delta Airlines, Inc.

According to publicly available information, Delta Airlines, Inc. (the “Company”) is an airline, providing scheduled air transportation for passengers and cargo throughout the United States and around the world. On December 31, 2009, Northwest Airlines Corporation merged with and into the Company. The Company is incorporated under the laws of Delaware. As of December 31, 2009, the Company has a total of 81,106 full-time equivalent employees.

The linked share’s SEC file number is 001-05424.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$23.25	$18.02	$19.70
September 28, 2007	$21.80	$14.94	$17.95
December 31, 2007	$21.10	$14.04	$14.89
March 31, 2008	$18.97	$7.94	$8.60
June 30, 2008	$10.75	$4.84	$5.70
September 30, 2008	$10.26	$4.00	$7.45
December 31, 2008	$11.90	$5.11	$11.46
March 31, 2009	$12.65	$3.52	$5.63
June 30, 2009	$8.27	$5.31	$5.79
September 30, 2009	$9.88	$5.56	$8.96
December 31, 2009	$12.08	$6.78	$11.38
March 31, 2010	$14.90	$10.93	$14.59
April 6, 2010*	$14.90	$10.93	$14.66

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DAL

Initial price: $14.66

Protection level: 75.00%

Protection price: $11.00

Physical delivery amount: 68($1,000/Initial price)

Fractional shares: 0.212824

Coupon: 12.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.21

FWP-51

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.125%		100.00%
+ 90%	6.125%		90.00%
+ 80%	6.125%		80.00%
+ 70%	6.125%		70.00%
+ 60%	6.125%		60.00%
+ 50%	6.125%		50.00%
+ 40%	6.125%		40.00%
+ 30%	6.125%		30.00%
+ 20%	6.125%		20.00%
+ 10%	6.125%		10.00%
+ 5%	6.125%		5.00%

0%	6.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.125%	1.125%	-5.00%
- 10%	6.125%	-3.875%	-10.00%
- 20%	6.125%	-13.875%	-20.00%
- 30%	N/A	-23.875%	-30.00%
- 40%	N/A	-33.875%	-40.00%
- 50%	N/A	-43.875%	-50.00%
- 60%	N/A	-53.875%	-60.00%
- 70%	N/A	-63.875%	-70.00%
- 80%	N/A	-73.875%	-80.00%
- 90%	N/A	-83.875%	-90.00%
- 100%	N/A	-93.875%	-100.00%

FWP-52

Dillard’s, Inc.

According to publicly available information, Dillard’s Inc. (the “Company”) is one of the nation’s largest apparel and home furnishing retailers. The Company was incorporated in Delaware in 1964. As of January 30, 2010, the Company operated 309 stores, including 12 clearance centers, and one Internet store offering a wide selection of merchandise including fashion apparel for women, men and children, accessories, cosmetics, home furnishings and other consumer goods.

The SEC file number of the linked share (Class A Common Stock) is 001-06140.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.51	$15.21	$22.30
September 30, 2004	$24.98	$18.30	$19.74
December 31, 2004	$27.50	$18.77	$26.87
March 31, 2005	$27.93	$22.67	$26.90
June 30, 2005	$28.60	$22.52	$23.42
September 30, 2005	$24.12	$19.64	$20.88
December 30, 2005	$25.37	$18.91	$24.82
March 31, 2006	$27.13	$23.94	$26.04
June 30, 2006	$32.20	$24.77	$31.85
September 29, 2006	$33.87	$28.37	$32.73
December 29, 2006	$36.47	$28.40	$34.97
March 30, 2007	$36.10	$30.70	$32.73
June 29, 2007	$40.56	$32.53	$35.93
September 28, 2007	$38.62	$19.50	$21.83
December 31, 2007	$24.86	$15.52	$18.78
March 31, 2008	$20.66	$14.19	$17.21
June 30, 2008	$23.11	$11.28	$11.57
September 30, 2008	$15.36	$7.61	$11.80
December 31, 2008	$13.20	$2.50	$3.97
March 31, 2009	$6.74	$2.98	$5.70
June 30, 2009	$11.48	$5.40	$9.20
September 30, 2009	$15.08	$7.86	$14.10
December 31, 2009	$20.17	$12.58	$18.45
March 31, 2010	$24.39	$14.95	$23.60
April 6, 2010*	$25.86	$14.95	$25.64

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DDS

Initial price: $25.64

Protection level: 80.00%

Protection price: $20.51

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.001560

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.62% per annum

Coupon amount monthly: $9.17

FWP-53

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.31%
+ 90%	5.50%		90.31%
+ 80%	5.50%		80.31%
+ 70%	5.50%		70.31%
+ 60%	5.50%		60.31%
+ 50%	5.50%		50.31%
+ 40%	5.50%		40.31%
+ 30%	5.50%		30.31%
+ 20%	5.50%		20.31%
+ 10%	5.50%		10.31%
+ 5%	5.50%		5.31%

0%	5.50%		0.31%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-4.69%
- 10%	5.50%	-4.50%	-9.69%
- 20%	5.50%	-14.50%	-19.69%
- 30%	N/A	-24.50%	-29.69%
- 40%	N/A	-34.50%	-39.69%
- 50%	N/A	-44.50%	-49.69%
- 60%	N/A	-54.50%	-59.69%
- 70%	N/A	-64.50%	-69.69%
- 80%	N/A	-74.50%	-79.69%
- 90%	N/A	-84.50%	-89.69%
- 100%	N/A	-94.50%	-99.69%

FWP-54

Denbury Resources Inc.

According to publicly available information, Denbury Resources Inc. (the “Company”) is a Delaware corporation and is engaged in the acquisition, development, operation and exploration of oil and natural gas properties in the Gulf Coast region of the United States, primarily Mississippi, Louisana, Texas and Alabama. The Company’s corporate headquarters is located at 5100 Tennyson Parkway, Suite 1200, Plano, Texas 75024. As of December 31, 2009, the Company had 830 employees, 492 of whom were employed in field operations.

The linked share’s SEC file number is 001-12935.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$5.43	$4.18	$5.24
September 30, 2004	$6.55	$4.65	$6.35
December 31, 2004	$7.33	$6.01	$6.86
March 31, 2005	$9.16	$6.18	$8.81
June 30, 2005	$10.27	$7.01	$9.94
September 30, 2005	$12.86	$9.98	$12.61
December 30, 2005	$12.75	$9.68	$11.39
March 31, 2006	$16.33	$11.79	$15.84
June 30, 2006	$18.30	$12.96	$15.84
September 29, 2006	$17.90	$13.27	$14.45
December 29, 2006	$15.47	$12.98	$13.90
March 30, 2007	$15.31	$12.98	$14.90
June 29, 2007	$19.38	$14.84	$18.75
September 28, 2007	$23.38	$18.28	$22.35
December 31, 2007	$30.56	$22.41	$29.75
March 31, 2008	$33.64	$21.90	$28.55
June 30, 2008	$40.21	$27.31	$36.50
September 30, 2008	$37.15	$16.11	$19.04
December 31, 2008	$18.86	$5.59	$10.92
March 31, 2009	$17.52	$9.62	$14.86
June 30, 2009	$18.83	$13.39	$14.73
September 30, 2009	$17.78	$12.45	$15.13
December 31, 2009	$17.39	$12.52	$14.80
March 31, 2010	$17.12	$13.41	$16.87
April 6, 2010*	$18.15	$13.41	$18.00

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DNR

Initial price: $18.00

Protection level: 80.00%

Protection price: $14.40

Physical delivery amount: 55($1,000/Initial price)

Fractional shares: 0.555556

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-55

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-56

DryShips Inc.

According to publicly available information, DryShips Inc. (the “Company”) currently owns and operates a fleet of forty dyrbulk carriers comprised of seven Capesize drybulk carriers, twenty-nine Panamax drybulk carriers including two newbuilding drybulk vessels and two Supramax drybulk carriers as of March 31, 2009. It also consists of two ultra-deep-water semi-submersible drilling rigs and two ultra-deep-water newbuilding drillships. The Company’s fleet carries a variety of drybulk commodites including major bulks such as coal, iron ore, and grains, and minor bulks such as bauxite, phosphate, fertilizers and steel products. The average age of the vessels in the Company’s fleet is 8.0 years. The expected date of delivery of four new advanced capability drillships by March of 2011.

The Company is a Marshall Islands company that was formed in September 2004. The Company’s executive offices are located at Omega Building, 80 Kifissias Avenue, Amaroussioun GR 15125 Greece. The Company’s telephone number is 011-30-210-809-0570.

The linked share’s SEC file number is: 001-33922.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	$23.90	$17.90	$19.49
June 30, 2005	$19.50	$15.40	$16.51
September 30, 2005	$17.48	$13.80	$17.23
December 30, 2005	$17.30	$11.81	$12.22
March 31, 2006	$13.84	$9.90	$10.58
June 30, 2006	$11.25	$8.50	$10.79
September 29, 2006	$14.89	$10.28	$13.40
December 29, 2006	$18.06	$12.63	$18.01
March 30, 2007	$23.67	$16.85	$22.53
June 29, 2007	$44.75	$22.66	$43.38
September 28, 2007	$93.35	$43.51	$90.85
December 31, 2007	$131.34	$69.63	$77.40
March 31, 2008	$88.49	$48.24	$59.91
June 30, 2008	$116.43	$58.65	$80.18
September 30, 2008	$81.45	$30.52	$35.49
December 31, 2008	$38.86	$3.04	$10.66
March 31, 2009	$17.35	$2.73	$5.09
June 30, 2009	$11.48	$4.35	$5.78
September 30, 2009	$7.99	$4.90	$6.63
December 31, 2009	$7.62	$5.66	$5.82
March 31, 2010	$6.95	$5.07	$5.84
April 6, 2010*	$6.95	$5.07	$6.39

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DRYS

Initial price: $6.39

Protection level: 75.00%

Protection price: $4.79

Physical delivery amount: 156($1,000/Initial price)

Fractional shares: 0.494523

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.58

FWP-57

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.00%
+ 90%	5.75%		90.00%
+ 80%	5.75%		80.00%
+ 70%	5.75%		70.00%
+ 60%	5.75%		60.00%
+ 50%	5.75%		50.00%
+ 40%	5.75%		40.00%
+ 30%	5.75%		30.00%
+ 20%	5.75%		20.00%
+ 10%	5.75%		10.00%
+ 5%	5.75%		5.00%

0%	5.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-5.00%
- 10%	5.75%	-4.25%	-10.00%
- 20%	5.75%	-14.25%	-20.00%
- 30%	N/A	-24.25%	-30.00%
- 40%	N/A	-34.25%	-40.00%
- 50%	N/A	-44.25%	-50.00%
- 60%	N/A	-54.25%	-60.00%
- 70%	N/A	-64.25%	-70.00%
- 80%	N/A	-74.25%	-80.00%
- 90%	N/A	-84.25%	-90.00%
- 100%	N/A	-94.25%	-100.00%

FWP-58

Elan Corporation, plc

According to publicly available information, Elan Corporation, plc (the “Company”) an Irish public limited company, is a neuroscience-based biotechnology company headquartered in Dublin, Ireland. The Company was incorporated as a private limited company in Ireland in December 1969 and became a public limited company in January 1984.

The Company’s operations are organized into two business units: Biopharmaceuticals and EDT. Biopharmaceuticals engages in research, development and commercial activities in the following areas Alzheimer’s disease, Parkinson’s disease, multiple sclerosis, Crohn’s disease and severe chronic pain.

EDT is a specialty pharmaceutical business unit of Elan. EDT focuses on product development, scale-up and manufacturing to address drug optimization challenges of the pharmaceutical industry.

The Company’s principal executive offices are located at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland and the telephone number is 353-1-709-4000.

The SEC file number of the linked share (American depositary share) is 001-13896.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$25.50	$19.16	$24.74
September 30, 2004	$25.90	$16.45	$23.40
December 31, 2004	$30.45	$20.52	$27.25
March 31, 2005	$29.44	$3.00	$3.24
June 30, 2005	$8.40	$3.31	$6.82
September 30, 2005	$9.48	$6.72	$8.86
December 30, 2005	$14.47	$7.62	$13.93
March 31, 2006	$16.83	$11.88	$14.44
June 30, 2006	$19.35	$14.06	$16.70
September 29, 2006	$16.85	$13.16	$15.38
December 29, 2006	$16.14	$13.81	$14.75
March 30, 2007	$15.10	$11.70	$13.29
June 29, 2007	$22.40	$13.31	$21.93
September 28, 2007	$22.88	$16.38	$21.04
December 31, 2007	$24.90	$20.92	$21.98
March 31, 2008	$26.87	$17.82	$20.86
June 30, 2008	$36.00	$20.53	$35.55
September 30, 2008	$37.44	$9.55	$10.67
December 31, 2008	$11.52	$4.99	$6.00
March 31, 2009	$9.13	$4.85	$6.64
June 30, 2009	$8.58	$5.41	$6.37
September 30, 2009	$8.58	$6.44	$7.11
December 31, 2009	$7.12	$4.61	$6.52
March 31, 2010	$8.17	$6.53	$7.58
April 6, 2010*	$8.17	$6.53	$7.60

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ELN

Initial price: $7.60

Protection level: 80.00%

Protection price: $6.08

Physical delivery amount: 131($1,000/Initial price)

Fractional shares: 0.578947

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-59

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-60

Ford Motor Company

According to publicly available information, Ford Motor Company (the “Company”) was incorporated in Delaware in 1919. The Company acquired the business of a Michigan company, also known as Ford Motor Company, which had been incorporated in 1903 to produce and sell automobiles designed and engineered by Henry Ford. As of December 31, 2009, the Company is one of the world’s largest producers of cars and trucks combined, and sold approximately 4,817,000 vehicles throughout the world. The Company and its subsidiaries also engage in other businesses, including financing vehicles. Information about the Company can be found throughout its website located at www.ford.com.

The linked share’s SEC file number is 1-3950.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$16.48	$13.00	$15.65
September 30, 2004	$15.76	$13.62	$14.05
December 31, 2004	$15.00	$12.61	$14.64
March 31, 2005	$14.75	$10.94	$11.33
June 30, 2005	$11.69	$9.09	$10.24
September 30, 2005	$11.18	$9.55	$9.86
December 30, 2005	$9.95	$7.57	$7.72
March 31, 2006	$8.96	$7.39	$7.96
June 30, 2006	$8.00	$6.18	$6.93
September 29, 2006	$9.46	$6.07	$8.09
December 29, 2006	$9.19	$6.85	$7.51
March 30, 2007	$8.97	$7.43	$7.89
June 29, 2007	$9.70	$7.67	$9.42
September 28, 2007	$9.64	$7.49	$8.49
December 31, 2007	$9.24	$6.65	$6.73
March 31, 2008	$6.94	$4.95	$5.72
June 30, 2008	$8.79	$4.46	$4.81
September 30, 2008	$6.33	$4.17	$5.20
December 31, 2008	$4.95	$1.02	$2.29
March 31, 2009	$2.99	$1.50	$2.63
June 30, 2009	$6.53	$2.40	$6.07
September 30, 2009	$8.86	$5.25	$7.21
December 31, 2009	$10.37	$6.61	$10.00
March 31, 2010	$14.54	$10.06	$12.57
April 6, 2010*	$14.54	$10.06	$12.70

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: F

Initial price: $12.70

Protection level: 80.00%

Protection price: $10.16

Physical delivery amount: 78 ($1,000/Initial price)

Fractional shares: 0.740157

Coupon: 8.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $6.67

FWP-61

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.00%		100.00%
+ 90%	4.00%		90.00%
+ 80%	4.00%		80.00%
+ 70%	4.00%		70.00%
+ 60%	4.00%		60.00%
+ 50%	4.00%		50.00%
+ 40%	4.00%		40.00%
+ 30%	4.00%		30.00%
+ 20%	4.00%		20.00%
+ 10%	4.00%		10.00%
+ 5%	4.00%		5.00%

0%	4.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.00%	-1.00%	-5.00%
- 10%	4.00%	-6.00%	-10.00%
- 20%	4.00%	-16.00%	-20.00%
- 30%	N/A	-26.00%	-30.00%
- 40%	N/A	-36.00%	-40.00%
- 50%	N/A	-46.00%	-50.00%
- 60%	N/A	-56.00%	-60.00%
- 70%	N/A	-66.00%	-70.00%
- 80%	N/A	-76.00%	-80.00%
- 90%	N/A	-86.00%	-90.00%
- 100%	N/A	-96.00%	-100.00%

FWP-62

First Solar, Inc.

According to publicly available information, First Solar, Inc. (the “Company”) designs and manufactures solar modules using a proprietary thin film semiconductor technology. The Company manufactures its solar modules on high-throughput production lines and performs all manufacturing steps in an automated, proprietary, continuous process.

The Company is expanding its manufacturing capacity with the construction of four plants—each with four production lines—at its Malaysian manufacturing center. In August 2006, the Company expanded its Ohio plant from one to three production lines. In April 2007, the Company started initial production at a four line manufacturing plant in Germany, which reached full capacity in the third quarter of 2007. Also in April 2007, the Company began construction of plant one of its Malaysian manufacturing center. In the third and fourth quarters of 2007, the Company began construction of plants two and three, respectively; and in the first quarter of 2008, it began construction of plant four. The Company expects plant one to reach its full capacity in the second half of 2008; plant two to reach its full capacity in the first half of 2009; and plants three and four to reach full capacity in the second half of 2009. After plant four of its Malaysian manufacturing center reaches its full capacity, the Company will have 23 production lines and an annual global manufacturing capacity of approximately 1012MW based on the fourth quarter of 2007 average run rate at its existing plants. On November 30, 2007, the Company completed the acquisition of Turner Renewable Energy, LLC, a privately held company which designed and deployed commercial solar projects for utilities in the United States.

The Company’s customers develop, own and operate solar power plants or sell turnkey solar power plants to end-users that include owners of land, owners of agricultural buildings, owners of commercial warehouses, offices and industrial buildings, public agencies, municipal government authorities, utility companies, and financial investors that desire to own large scale solar power plant projects.

The linked share’s SEC file number is: 001-33156.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	$30.00	$23.59	$29.80
March 30, 2007	$59.88	$27.54	$52.01
June 29, 2007	$91.10	$52.10	$89.29
September 28, 2007	$123.21	$74.77	$117.74
December 31, 2007	$283.00	$119.95	$267.14
March 31, 2008	$272.47	$143.34	$231.14
June 30, 2008	$317.00	$232.20	$272.82
September 30, 2008	$301.30	$176.07	$188.91
December 31, 2008	$202.88	$85.28	$137.96
March 31, 2009	$165.20	$100.93	$132.70
June 30, 2009	$207.51	$129.90	$162.12
September 30, 2009	$176.00	$112.12	$152.86
December 31, 2009	$162.20	$115.09	$135.40
March 31, 2010	$142.46	$98.71	$122.65
April 6, 2010*	$142.46	$98.71	$120.53

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FSLR

Initial price: $120.53

Protection level: 80.00%

Protection price: $96.42

Physical delivery amount: 8($1,000/Initial price)

Fractional shares: 0.296690

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-63

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-64

Forest Oil Corporation

According to publicly available information, Forest Oil Corporation (the “Company”) is an independent oil and gas company engaged in the acquisition, exploration, development, and production of natural gas and liquids primarily in North America. The Company was incorporated in New York in 1924, as the successor to a company formed in 1916, and has been a publicly held company since 1969.

The Company currently conducts its operations in three geographical segments and five business units. The geographical segments are: the United States, Canada, and International. The business units are: Western, Eastern, Southern, Canada, and International. The Company conducts exploration and development activities in each of its geographical segments; however, substantially all of its estimated proved reserves and all of its producing properties are located in North America. The Company’s total estimated proved reserves as of December 31, 2009 were approximately 2,668 Bcfe. At December 31, 2009, approximately 87% of the Company’s estimated proved oil and gas reserves were in the United States, approximately 11% were in Canada, and approximately 2% were in Italy.

The linked share’s SEC file number is 001-13515.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.53	$15.57	$18.30
September 30, 2004	$20.47	$16.31	$20.17
December 31, 2004	$22.85	$18.87	$21.25
March 31, 2005	$29.00	$19.34	$27.13
June 30, 2005	$29.47	$22.91	$28.13
September 30, 2005	$36.68	$27.31	$34.90
December 30, 2005	$36.34	$26.97	$30.52
March 31, 2006	$37.36	$30.81	$37.18
June 30, 2006	$39.75	$28.01	$33.16
September 29, 2006	$35.28	$29.06	$31.59
December 29, 2006	$36.17	$29.13	$32.68
March 30, 2007	$34.25	$28.84	$33.37
June 29, 2007	$44.70	$33.26	$42.26
September 28, 2007	$44.72	$37.43	$43.04
December 31, 2007	$52.25	$42.78	$50.84
March 31, 2008	$52.21	$40.85	$48.96
June 30, 2008	$76.20	$49.80	$74.50
September 30, 2008	$82.96	$45.31	$49.60
December 31, 2008	$47.97	$12.00	$16.49
March 31, 2009	$21.77	$10.34	$13.15
June 30, 2009	$22.24	$12.46	$14.92
September 30, 2009	$20.17	$12.01	$19.57
December 31, 2009	$24.99	$17.16	$22.25
March 31, 2010	$30.08	$22.61	$25.82
April 6, 2010*	$30.08	$22.61	$27.60

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FST

Initial price: $27.60

Protection level: 80.00%

Protection price: $22.08

Physical delivery amount: 36($1,000/Initial price)

Fractional shares: 0.231884

Coupon: 10.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.96

FWP-65

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.375%		100.00%
+ 90%	5.375%		90.00%
+ 80%	5.375%		80.00%
+ 70%	5.375%		70.00%
+ 60%	5.375%		60.00%
+ 50%	5.375%		50.00%
+ 40%	5.375%		40.00%
+ 30%	5.375%		30.00%
+ 20%	5.375%		20.00%
+ 10%	5.375%		10.00%
+ 5%	5.375%		5.00%

0%	5.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.375%	0.375%	-5.00%
- 10%	5.375%	-4.625%	-10.00%
- 20%	5.375%	-14.625%	-20.00%
- 30%	N/A	-24.625%	-30.00%
- 40%	N/A	-34.625%	-40.00%
- 50%	N/A	-44.625%	-50.00%
- 60%	N/A	-54.625%	-60.00%
- 70%	N/A	-64.625%	-70.00%
- 80%	N/A	-74.625%	-80.00%
- 90%	N/A	-84.625%	-90.00%
- 100%	N/A	-94.625%	-100.00%

FWP-66

Fuel Systems Solutions, Inc.

According to publicly available information, Fuel Systems Solutions, Inc. (the “Company”) designs, manufactures and supplies alternative fuel components and systems for use in the transportation and industrial markets on a global basis. The Company’s components and systems control the pressure and flow of gaseous alternative fuels, such as propane and natural gas used in internal combustion engines. The Company’s products improve efficiency, enhance power output and reduce emissions by electronically sensing and regulating the proper proportion of fuel and air required by the internal combustion engine.

As of December 31, 2009, the Company employed 1,767 persons.

The linked share’s SEC file number is 001-32999.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.40	$8.90	$12.66
September 30, 2004	$13.70	$8.30	$9.80
December 31, 2004	$15.46	$9.60	$15.10
March 31, 2005	$15.50	$10.10	$10.75
June 30, 2005	$10.98	$5.54	$9.62
September 30, 2005	$16.62	$8.40	$12.00
December 30, 2005	$12.76	$9.00	$10.26
March 31, 2006	$13.70	$9.96	$13.04
June 30, 2006	$24.98	$12.04	$21.34
September 29, 2006	$22.42	$11.08	$12.72
December 29, 2006	$23.11	$11.68	$22.08
March 30, 2007	$25.11	$16.49	$18.52
June 29, 2007	$19.70	$14.95	$16.58
September 28, 2007	$22.38	$16.13	$17.86
December 31, 2007	$21.00	$12.60	$14.29
March 31, 2008	$14.94	$9.80	$13.33
June 30, 2008	$41.84	$12.96	$38.50
September 30, 2008	$61.22	$25.68	$34.45
December 31, 2008	$39.99	$21.92	$32.76
March 31, 2009	$36.32	$9.87	$13.48
June 30, 2009	$26.75	$12.95	$20.19
September 30, 2009	$38.31	$18.14	$35.99
December 31, 2009	$52.46	$30.73	$41.24
March 31, 2010	$51.93	$26.10	$31.96
April 6, 2010*	$51.93	$26.10	$30.91

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FSYS

Initial price: $30.91

Protection level: 75.00%

Protection price: $23.18

Physical delivery amount: 32($1,000/Initial price)

Fractional shares: 0.351990

Coupon: 20.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $16.67

FWP-67

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	N/A	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

FWP-68

Frontier Oil Corporation

According to publicly available information, Frontier Oil Corporation (the “Company”) is an independent energy company engaged in crude oil refining and the wholesale marketing of refined petroleum products. As of December 31, 2009, the Company operates refineries in Cheyenne, Wyoming and El Dorado, Kansas with a total annual average crude oil capacity of approximately 182,000 barrels per day. The Company’s marketing efforts are primarily focused in the Rocky Mountain region and the Plains States, which they believe are among the most attractive refined products markets in the United States.

The linked share’s SEC file number is 001-07627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$5.30	$4.25	$5.30
September 30, 2004	$5.93	$4.56	$5.90
December 31, 2004	$6.73	$5.56	$6.67
March 31, 2005	$9.23	$5.98	$9.07
June 30, 2005	$14.91	$9.23	$14.68
September 30, 2005	$23.04	$13.42	$22.18
December 30, 2005	$22.94	$15.78	$18.77
March 31, 2006	$30.53	$19.02	$29.68
June 30, 2006	$32.95	$23.75	$32.40
September 29, 2006	$37.60	$24.33	$26.58
December 29, 2006	$32.99	$24.01	$28.74
March 30, 2007	$33.75	$25.47	$32.64
June 29, 2007	$45.75	$31.96	$43.77
September 28, 2007	$49.10	$31.61	$41.64
December 31, 2007	$49.11	$39.54	$40.58
March 31, 2008	$41.00	$25.23	$27.26
June 30, 2008	$32.99	$23.03	$23.91
September 30, 2008	$24.26	$16.50	$18.42
December 31, 2008	$18.36	$7.51	$12.63
March 31, 2009	$16.84	$11.80	$12.79
June 30, 2009	$18.40	$12.09	$13.11
September 30, 2009	$15.15	$12.01	$13.92
December 31, 2009	$16.54	$11.03	$12.04
March 31, 2010	$14.77	$12.11	$13.50
April 6, 2010*	$14.77	$12.11	$14.50

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FTO

Initial price: $14.50

Protection level: 80.00%

Protection price: $11.60

Physical delivery amount: 68($1,000/Initial price)

Fractional shares: 0.965517

Coupon: 9.50% per annum

Maturity: October 29, 2010

Dividend yield: 1.30% per annum

Coupon amount monthly: $7.92

FWP-69

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.65%
+ 90%	4.75%		90.65%
+ 80%	4.75%		80.65%
+ 70%	4.75%		70.65%
+ 60%	4.75%		60.65%
+ 50%	4.75%		50.65%
+ 40%	4.75%		40.65%
+ 30%	4.75%		30.65%
+ 20%	4.75%		20.65%
+ 10%	4.75%		10.65%
+ 5%	4.75%		5.65%

0%	4.75%		0.65%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-4.35%
- 10%	4.75%	-5.25%	-9.35%
- 20%	4.75%	-15.25%	-19.35%
- 30%	N/A	-25.25%	-29.35%
- 40%	N/A	-35.25%	-39.35%
- 50%	N/A	-45.25%	-49.35%
- 60%	N/A	-55.25%	-59.35%
- 70%	N/A	-65.25%	-69.35%
- 80%	N/A	-75.25%	-79.35%
- 90%	N/A	-85.25%	-89.35%
- 100%	N/A	-95.25%	-99.35%

FWP-70

Foster Wheeler AG

According to publicly available sources, Foster Wheeler AG (the “Company”) was incorporated under the laws of Switzerland on November 18, 2008 and registered in the commercial register of the Canton of Zug, Switzerland on November 25, 2008 as a wholly-owned subsidiary of Foster Wheeler Ltd. Pursuant to a scheme of arrangement under Bermuda law, on February 9, 2009 all previously outstanding whole common shares of Foster Wheeler Ltd. were cancelled and Foster Wheeler AG issued registered shares to the holders of whole Foster Wheeler Ltd. common shares that were cancelled. As a result of the scheme of arrangement, the common shareholders of Foster Wheeler Ltd. became common shareholders of Foster Wheeler AG, and Foster Wheeler Ltd. became a wholly-owned subsidiary of Foster Wheeler AG, a holding company that owns the stock of its various subsidiary companies.

As of December 31, 2009, the Company operated through two business groups, which also constitute separate reportable segments: the Global Engineering and Construction Group, which it refers to as the Global E&C Group, and the Global Power Group. The Global E&C Group, which operates worldwide, designs, engineers and constructs onshore and offshore upstream oil and gas processing facilities, natural gas liquefaction facilities and receiving terminals, gas-to-liquids facilities, oil refining, chemical and petrochemical, pharmaceutical, biotechnology facilities and related infrastructure, including power generation and distribution facilities, and gasification facilities. The Global Power Group designs, manufactures, and erects steam generating and auxiliary equipment for electric power generating stations and industrial facilities worldwide.

The linked share’s SEC file number is 001-31305.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	$9.85	$7.32	$9.83
September 30, 2005	$15.72	$9.67	$15.45
December 30, 2005	$18.95	$13.13	$18.39
March 31, 2006	$26.85	$17.99	$23.66
June 30, 2006	$26.44	$17.43	$21.60
September 29, 2006	$22.43	$16.01	$19.30
December 29, 2006	$28.47	$19.03	$27.57
March 30, 2007	$29.79	$23.25	$29.20
June 29, 2007	$55.19	$28.97	$53.50
September 28, 2007	$68.39	$42.18	$65.64
December 31, 2007	$84.20	$63.24	$77.51
March 31, 2008	$85.65	$46.08	$56.62
June 30, 2008	$79.97	$55.86	$73.15
September 30, 2008	$75.00	$30.51	$36.11
December 31, 2008	$35.29	$13.86	$23.38
March 31, 2009	$28.18	$12.73	$17.47
June 30, 2009	$28.73	$17.00	$23.75
September 30, 2009	$35.81	$18.33	$31.91
December 31, 2009	$33.95	$27.48	$29.44
March 31, 2010	$35.01	$23.98	$27.14
April 6, 2010*	$35.01	$23.98	$30.10

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FWLT

Initial price: $30.10

Protection level: 80.00%

Protection price: $24.08

Physical delivery amount: 33($1,000/Initial price)

Fractional shares: 0.222591

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-71

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-72

Gerdau S.A.

According to publicly available information, Gerdau S.A. (the “Company”) is Brazil’s largest producer of long rolled steel. The Company holds significant market share in the steel industries of almost all countries where it operates and has been classified by Worldsteel as the world’s 13th largest steel producer based on its consolidated crude steel production in 2008.

The Company operates steel mills that produce steel by direct iron-ore reduction (DRI) in blast furnaces and in electric arc furnaces (EAF). As of December 31, 2008, the Company had a total of 60 steel producing units globally, including joint ventures and associated companies. The joint ventures include a unit located in the United States for the production of flat rolled steel and another unit in India. The associated companies are Aceros Corsa in Mexico; Corporación Centroamericana del Acero in Guatemala; and INCA in the Dominican Republic.

The Company offers a wide array of steel products, which are manufactured according to an extensive variety of customer specifications. Its product mix includes crude steel (slabs, blooms and billets) sold to rolling mills, finished products for the construction industry such as rods and structural bars, finished products for industry such as commercial rolled steel bars and machine wire and products for farming and agriculture such as poles, smooth wire and barbed wire. The Company also produces specialty steel products utilizing advanced technology and normally with a certain degree of customization for the manufacture of tools and machinery, chains, locks and springs, mainly for the automotive and mechanical industries.

A significant and increasing portion of Gerdau’s steel production assets is located outside Brazil, particularly in the United States and Canada, as well as in Latin America and Europe. The Company began its expansion into North America in 1989, when consolidation in the global steel market effectively began.

The SEC file number of the linked share (American depositary share) is 001-14878.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$2.76	$1.77	$2.69
September 30, 2004	$3.92	$2.64	$3.63
December 31, 2004	$4.18	$3.07	$4.00
March 31, 2005	$4.61	$3.35	$3.67
June 30, 2005	$3.79	$2.91	$3.24
September 30, 2005	$5.06	$2.95	$4.98
December 30, 2005	$5.73	$4.08	$5.56
March 31, 2006	$8.38	$5.58	$7.51
June 30, 2006	$9.08	$5.95	$7.46
September 29, 2006	$8.23	$6.26	$6.78
December 29, 2006	$8.28	$6.58	$8.00
March 30, 2007	$9.60	$7.43	$9.07
June 29, 2007	$13.02	$9.08	$12.86
September 28, 2007	$14.08	$9.17	$13.11
December 31, 2007	$15.91	$12.49	$14.51
March 31, 2008	$17.38	$11.30	$15.29
June 30, 2008	$26.22	$15.52	$24.01
September 30, 2008	$24.55	$9.72	$11.10
December 31, 2008	$11.06	$4.18	$6.60
March 31, 2009	$8.50	$4.64	$5.47
June 30, 2009	$11.83	$5.43	$10.47
September 30, 2009	$14.01	$9.11	$13.44
December 31, 2009	$17.71	$12.59	$17.03
March 31, 2010	$17.85	$12.71	$16.30
April 6, 2010*	$17.96	$12.71	$17.77

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GGB

Initial price: $17.77

Protection level: 80.00%

Protection price: $14.22

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.274620

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.82% per annum

Coupon amount monthly: $8.33

FWP-73

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.41%
+ 90%	5.00%		90.41%
+ 80%	5.00%		80.41%
+ 70%	5.00%		70.41%
+ 60%	5.00%		60.41%
+ 50%	5.00%		50.41%
+ 40%	5.00%		40.41%
+ 30%	5.00%		30.41%
+ 20%	5.00%		20.41%
+ 10%	5.00%		10.41%
+ 5%	5.00%		5.41%

0%	5.00%		0.41%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-4.59%
- 10%	5.00%	-5.00%	-9.59%
- 20%	5.00%	-15.00%	-19.59%
- 30%	N/A	-25.00%	-29.59%
- 40%	N/A	-35.00%	-39.59%
- 50%	N/A	-45.00%	-49.59%
- 60%	N/A	-55.00%	-59.59%
- 70%	N/A	-65.00%	-69.59%
- 80%	N/A	-75.00%	-79.59%
- 90%	N/A	-85.00%	-89.59%
- 100%	N/A	-95.00%	-99.59%

FWP-74

General Growth Properties, Inc (Class A)

According to publicly available information, General Growth Properties, Inc. (the “Company”) is a Delaware corporation, organized in 1986, which operates as a self-administered and self-managed real estate investment trust. The Company’s business is focused in two main areas: Retail and Other—includes the operation, development and management of retail and other rental property, primarily shopping centers and Master Planned Communities—includes the development and sale of land, primarily in large-scale, long-term community development projects.

As of December 31, 2009, the Company had approximately 3,200 employees.

The linked share’s SEC file number is 001-11656.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$34.69	$23.93	$29.06
September 30, 2004	$31.56	$27.92	$30.47
December 31, 2004	$36.26	$30.37	$35.54
March 31, 2005	$37.10	$30.84	$33.51
June 30, 2005	$41.36	$32.82	$40.38
September 30, 2005	$46.65	$40.12	$44.16
December 30, 2005	$47.44	$38.92	$46.18
March 31, 2006	$51.42	$45.43	$48.03
June 30, 2006	$48.22	$41.32	$44.28
September 29, 2006	$47.86	$42.75	$46.83
December 29, 2006	$55.17	$45.35	$51.33
March 30, 2007	$66.25	$50.35	$63.46
June 29, 2007	$64.75	$50.48	$52.04
September 28, 2007	$54.23	$44.47	$52.70
December 31, 2007	$56.80	$38.63	$40.47
March 31, 2008	$41.57	$29.68	$37.51
June 30, 2008	$43.24	$34.30	$34.43
September 30, 2008	$34.56	$13.27	$14.84
December 31, 2008	$14.74	$0.30	$1.27
March 31, 2009	$2.22	$0.31	$0.70
June 30, 2009	$1.34	$0.60	$1.03
September 30, 2009	N/A	N/A	N/A
December 31, 2009	N/A	N/A	N/A
March 31, 2010	$17.25	$13.50	$16.09
January 0, 1900*	$17.25	$13.50	$16.27

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GGP

Initial price: $16.27

Protection level: 75.00%

Protection price: $12.20

Physical delivery amount: 61($1,000/Initial price)

Fractional shares: 0.462815

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.12% per annum

Coupon amount monthly: $9.58

FWP-75

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.06%
+ 90%	5.75%		90.06%
+ 80%	5.75%		80.06%
+ 70%	5.75%		70.06%
+ 60%	5.75%		60.06%
+ 50%	5.75%		50.06%
+ 40%	5.75%		40.06%
+ 30%	5.75%		30.06%
+ 20%	5.75%		20.06%
+ 10%	5.75%		10.06%
+ 5%	5.75%		5.06%

0%	5.75%		0.06%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-4.94%
- 10%	5.75%	-4.25%	-9.94%
- 20%	5.75%	-14.25%	-19.94%
- 30%	N/A	-24.25%	-29.94%
- 40%	N/A	-34.25%	-39.94%
- 50%	N/A	-44.25%	-49.94%
- 60%	N/A	-54.25%	-59.94%
- 70%	N/A	-64.25%	-69.94%
- 80%	N/A	-74.25%	-79.94%
- 90%	N/A	-84.25%	-89.94%
- 100%	N/A	-94.25%	-99.94%

FWP-76

Green Mountain Coffee Roasters, Inc.

According to publicly available information, Green Mountain Coffee Roasters, Inc. (the “Company”) is a leader in the specialty coffee industry. The Company sells over 100 whole bean and ground coffee selections, hot cocoa , teas and coffees in K-Cup® portion packs, Keurig® single-cup brewers and other accessories. In recent years, a significant driver of the Company’s growth has been the sale of K-Cups and Keurig brewing systems. The Company manages its operations through two business segments, Green Mountain Coffee and Keurig, Incorporated. As of August 30, 2009, approximately 30% of the Company’s specialty coffee business unit’s total consolidated sales volume was from fair trade certified coffee.

The linked share’s SEC file number is 001-12340.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$4.83	$3.97	$4.13
September 30, 2004	$4.80	$4.00	$4.67
December 31, 2004	$5.88	$4.64	$5.58
March 31, 2005	$6.09	$5.18	$5.33
June 30, 2005	$7.89	$5.22	$7.54
September 30, 2005	$8.87	$6.80	$7.73
December 30, 2005	$9.86	$6.96	$9.02
March 31, 2006	$9.27	$8.44	$8.83
June 30, 2006	$10.03	$7.85	$8.93
September 29, 2006	$9.17	$7.78	$8.18
December 29, 2006	$11.91	$8.00	$10.94
March 30, 2007	$14.56	$10.93	$14.01
June 29, 2007	$18.15	$13.48	$17.50
September 28, 2007	$28.62	$17.37	$22.13
December 31, 2007	$28.00	$19.73	$27.13
March 31, 2008	$27.88	$16.67	$21.10
June 30, 2008	$29.83	$19.40	$25.05
September 30, 2008	$28.00	$20.97	$26.23
December 31, 2008	$27.33	$15.57	$25.80
March 31, 2009	$33.66	$21.40	$32.00
June 30, 2009	$63.63	$30.57	$59.12
September 30, 2009	$75.88	$53.29	$73.84
December 31, 2009	$82.95	$59.60	$81.47
March 31, 2010	$98.50	$78.12	$96.82
April 6, 2010*	$99.59	$78.12	$97.66

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GMCR

Initial price: $97.66

Protection level: 80.00%

Protection price: $78.13

Physical delivery amount: 10($1,000/Initial price)

Fractional shares: 0.239607

Coupon: 10.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-77

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-78

Genworth Financial, Inc.

According to publicly available information, Genworth Financial, Inc. (the “Company”) is a financial security company dedicated to providing insurance, wealth management, investment and financial solutions to more than 15 million customers.

As of December 31, 2009, the Company had the following operating segments:

•

Retirement and Protection. The Company offers and manages a variety of protection, wealth management and retirement income products. The Company’s primary protection products include: life, long-term care and Medicare supplement insurance.

•	International. The Company is a provider of mortgage insurance products in Canada, Australia, Mexico and multiple European countries.

•

U.S. Mortgage Insurance. In the U.S., the Company offers mortgage insurance products predominantly insuring prime-based, individually underwritten residential mortgage loans, also known as flow mortgage insurance.

As of December 31, 2009, the Company had approximately 6,000 employees and is headquartered in Richmond, Virginia.

The SEC file number of the linked share (Class A Common Stock) is 001-32195.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.03	$18.75	$22.95
September 30, 2004	$23.99	$20.75	$23.30
December 31, 2004	$27.84	$22.77	$27.00
March 31, 2005	$29.74	$25.72	$27.52
June 30, 2005	$31.00	$26.80	$30.23
September 30, 2005	$33.49	$29.27	$32.24
December 30, 2005	$35.25	$29.73	$34.58
March 31, 2006	$35.13	$31.54	$33.43
June 30, 2006	$35.22	$31.00	$34.84
September 29, 2006	$36.37	$32.96	$35.01
December 29, 2006	$36.47	$32.18	$34.21
March 30, 2007	$37.16	$33.69	$34.94
June 29, 2007	$37.00	$34.05	$34.40
September 28, 2007	$35.20	$26.50	$30.73
December 31, 2007	$31.99	$23.26	$25.45
March 31, 2008	$25.57	$19.75	$22.64
June 30, 2008	$24.88	$17.70	$17.81
September 30, 2008	$19.60	$3.51	$8.61
December 31, 2008	$8.32	$0.71	$2.83
March 31, 2009	$3.38	$0.78	$1.90
June 30, 2009	$7.41	$1.76	$6.99
September 30, 2009	$13.68	$5.02	$11.95
December 31, 2009	$12.40	$8.38	$11.35
March 31, 2010	$18.70	$11.52	$18.34
April 6, 2010*	$18.84	$11.52	$18.49

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GNW

Initial price: $18.49

Protection level: 80.00%

Protection price: $14.79

Physical delivery amount: 54($1,000/Initial price)

Fractional shares: 0.083288

Coupon: 10.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.96

FWP-79

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.375%		100.00%
+ 90%	5.375%		90.00%
+ 80%	5.375%		80.00%
+ 70%	5.375%		70.00%
+ 60%	5.375%		60.00%
+ 50%	5.375%		50.00%
+ 40%	5.375%		40.00%
+ 30%	5.375%		30.00%
+ 20%	5.375%		20.00%
+ 10%	5.375%		10.00%
+ 5%	5.375%		5.00%

0%	5.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.375%	0.375%	-5.00%
- 10%	5.375%	-4.625%	-10.00%
- 20%	5.375%	-14.625%	-20.00%
- 30%	N/A	-24.625%	-30.00%
- 40%	N/A	-34.625%	-40.00%
- 50%	N/A	-44.625%	-50.00%
- 60%	N/A	-54.625%	-60.00%
- 70%	N/A	-64.625%	-70.00%
- 80%	N/A	-74.625%	-80.00%
- 90%	N/A	-84.625%	-90.00%
- 100%	N/A	-94.625%	-100.00%

FWP-80

The Goodyear Tire & Rubber Company

According to publicly available information, the Goodyear Tire & Rubber Company (the “Company”) is an Ohio corporation organized in 1898. Its principal offices are located at 1144 East Market Street, Akron, Ohio 44316-0001. As of December 31, 2009, the Company’s net sales were approximately $16.3 billion and it had a net loss in 2009 of $375 million. Together with its U.S. and international subsidiaries and joint ventures, the Company develops, manufactures, markets and distributes tires for most applications. It also manufactures and markets several lines of power transmission belts, hoses and other rubber products for the transportation industry and various industrial and chemical markets, and rubber-related chemicals for various applications. The Company is one of the world’s largest operators of commercial truck service and tire retreading centers. In addition, the Company operates more than 1,500 tire and auto service center outlets where it offers its products for retail sale and provides automotive repair and other services. The Company manufactures its products in 57 manufacturing facilities in 23 countries, including the United States, and it has marketing operations in almost every country around the world. The Company employs approximately 69,000 associates worldwide.

The linked share’s SEC file number is 001-01927.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.40	$7.66	$9.09
September 30, 2004	$12.00	$9.09	$10.74
December 31, 2004	$15.01	$9.21	$14.66
March 31, 2005	$16.08	$13.11	$13.35
June 30, 2005	$15.45	$11.24	$14.90
September 30, 2005	$18.57	$14.65	$15.59
December 30, 2005	$18.18	$12.81	$17.38
March 31, 2006	$19.30	$12.78	$14.48
June 30, 2006	$15.42	$10.35	$11.10
September 29, 2006	$15.05	$9.76	$14.50
December 29, 2006	$21.35	$13.64	$20.99
March 30, 2007	$32.16	$21.40	$31.19
June 29, 2007	$36.59	$30.96	$34.76
September 28, 2007	$36.90	$23.83	$30.41
December 31, 2007	$31.36	$25.34	$28.22
March 31, 2008	$29.87	$22.36	$25.80
June 30, 2008	$30.10	$17.53	$17.83
September 30, 2008	$23.10	$14.16	$15.31
December 31, 2008	$15.11	$3.94	$5.97
March 31, 2009	$8.09	$3.17	$6.26
June 30, 2009	$14.26	$6.00	$11.26
September 30, 2009	$18.84	$9.98	$17.03
December 31, 2009	$18.23	$11.88	$14.10
March 31, 2010	$16.39	$12.06	$12.64
April 6, 2010*	$16.39	$12.06	$12.97

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GT

Initial price: $12.97

Protection level: 80.00%

Protection price: $10.38

Physical delivery amount: 77($1,000/Initial price)

Fractional shares: 0.101002

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-81

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-82

Holly Corporation

According to publicly available information, Holly Corporation (the “Company”) is an independent petroleum refiner that produces high value light products such as gasoline, diesel fuel, jet fuel, specialty lubricant products, and specialty and modified asphalt. The Company was incorporated in Delaware in 1947.

As of December 31, 2009, the Company:

•

owned and operated three refineries consisting of a petroleum refinery in Artesia, New Mexico that is operated in conjunction with crude oil distillation and vacuum distillation and other facilities situated 65 miles away in Lovington, New Mexico, a refinery in Woods Cross, Utah and a refinery in Tulsa, Oklahoma;

•	owned and operated Holly Asphalt Company (formerly, NK Asphalt Partners) which manufactures and markets asphalt products from various terminals in Arizona, New Mexico and Texas;

•

owned a 75% interest in a 12-inch refined products pipeline project from Salt Lake City, Utah to Las Vegas, Nevada, together with terminal facilities in the Cedar City, Utah and North Las Vegas areas; and

•

owned a 34% interest in Holly Energy Partners, L.P. (which includes our 2% general partnership interest), which owns and operates logistics assets including approximately 2,500 miles of petroleum product and crude oil pipelines located principally in west Texas and New Mexico; ten refined product terminals; a jet fuel terminal; four refinery loading rack facilities; a refined products tank farm facility; on-site crude oil tankage at our Navajo, Woods Cross and Tulsa Refineries, on-site refined product tankage at our Tulsa Refinery and a 25% interest in a 95-mile, crude oil pipeline joint venture.

The linked share’s SEC file number is 001-03876.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.50	$7.88	$9.35
September 30, 2004	$12.75	$9.19	$12.75
December 31, 2004	$14.39	$11.38	$13.94
March 31, 2005	$19.85	$12.64	$18.64
June 30, 2005	$23.63	$16.23	$23.34
September 30, 2005	$32.44	$22.79	$31.99
December 30, 2005	$32.73	$24.87	$29.44
March 31, 2006	$37.92	$27.93	$37.06
June 30, 2006	$48.20	$36.23	$48.20
September 29, 2006	$55.96	$38.04	$43.33
December 29, 2006	$56.34	$39.41	$51.40
March 30, 2007	$61.80	$48.28	$59.30
June 29, 2007	$77.53	$57.83	$74.19
September 28, 2007	$80.49	$51.61	$59.83
December 31, 2007	$67.38	$45.00	$50.89
March 31, 2008	$56.79	$38.84	$43.41
June 30, 2008	$49.62	$36.13	$36.92
September 30, 2008	$37.47	$25.89	$28.92
December 31, 2008	$28.82	$10.84	$18.23
March 31, 2009	$27.42	$18.17	$21.20
June 30, 2009	$31.38	$17.23	$17.98
September 30, 2009	$26.22	$16.72	$25.62
December 31, 2009	$33.53	$23.57	$25.63
March 31, 2010	$30.85	$25.13	$27.91
April 6, 2010*	$30.85	$25.13	$29.43

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HOC

Initial price: $29.43

Protection level: 80.00%

Protection price: $23.54

Physical delivery amount: 33($1,000/Initial price)

Fractional shares: 0.978933

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 2.19% per annum

Coupon amount monthly: $8.54

FWP-83

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		101.10%
+ 90%	5.125%		91.10%
+ 80%	5.125%		81.10%
+ 70%	5.125%		71.10%
+ 60%	5.125%		61.10%
+ 50%	5.125%		51.10%
+ 40%	5.125%		41.10%
+ 30%	5.125%		31.10%
+ 20%	5.125%		21.10%
+ 10%	5.125%		11.10%
+ 5%	5.125%		6.10%

0%	5.125%		1.10%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-3.90%
- 10%	5.125%	-4.875%	-8.90%
- 20%	5.125%	-14.875%	-18.90%
- 30%	N/A	-24.875%	-28.90%
- 40%	N/A	-34.875%	-38.90%
- 50%	N/A	-44.875%	-48.90%
- 60%	N/A	-54.875%	-58.90%
- 70%	N/A	-64.875%	-68.90%
- 80%	N/A	-74.875%	-78.90%
- 90%	N/A	-84.875%	-88.90%
- 100%	N/A	-94.875%	-98.90%

FWP-84

IAMGOLD Corporation

According to publicly available information, IAMGOLD Corporation (the “Company”) is engaged primarily in the exploration for, and the development and production of, mineral resource properties throughout the world. Through its holdings, the Company has interests in various operations and exploration properties as well as a royalty interest on a property that produces diamonds. As of December 31, 2009, the Company was involved in mining activities in Canada, Africa and South America.

The Company’s registered and principal office is located at 401 Bay Street, Suite 3200, PO Box 153, Toronto, Ontario, Canada M5H 2Y4.

The linked share’s SEC file number is 001-31528.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$7.94	$7.10	$7.82
March 31, 2006	$9.77	$7.86	$8.63
June 30, 2006	$10.60	$7.75	$8.90
September 29, 2006	$11.83	$8.17	$8.49
December 29, 2006	$9.80	$8.15	$8.81
March 30, 2007	$9.39	$7.35	$7.71
June 29, 2007	$8.37	$6.63	$7.66
September 28, 2007	$9.24	$6.42	$8.67
December 31, 2007	$10.42	$7.70	$8.10
March 31, 2008	$10.07	$7.09	$7.33
June 30, 2008	$7.64	$5.60	$6.05
September 30, 2008	$6.90	$4.45	$5.62
December 31, 2008	$6.23	$2.35	$6.11
March 31, 2009	$9.00	$5.25	$8.55
June 30, 2009	$11.51	$7.21	$10.12
September 30, 2009	$15.86	$8.57	$14.14
December 31, 2009	$20.99	$12.19	$15.64
March 31, 2010	$17.70	$13.00	$13.22
April 6, 2010*	$17.70	$13.00	$14.89

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IAG

Initial price: $14.89

Protection level: 75.00%

Protection price: $11.17

Physical delivery amount: 67($1,000/Initial price)

Fractional shares: 0.159167

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.39% per annum

Coupon amount monthly: $8.54

FWP-85

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.20%
+ 90%	5.125%		90.20%
+ 80%	5.125%		80.20%
+ 70%	5.125%		70.20%
+ 60%	5.125%		60.20%
+ 50%	5.125%		50.20%
+ 40%	5.125%		40.20%
+ 30%	5.125%		30.20%
+ 20%	5.125%		20.20%
+ 10%	5.125%		10.20%
+ 5%	5.125%		5.20%

0%	5.125%		0.20%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-4.80%
- 10%	5.125%	-4.875%	-9.80%
- 20%	5.125%	-14.875%	-19.80%
- 30%	N/A	-24.875%	-29.80%
- 40%	N/A	-34.875%	-39.80%
- 50%	N/A	-44.875%	-49.80%
- 60%	N/A	-54.875%	-59.80%
- 70%	N/A	-64.875%	-69.80%
- 80%	N/A	-74.875%	-79.80%
- 90%	N/A	-84.875%	-89.80%
- 100%	N/A	-94.875%	-99.80%

FWP-86

IMAX Corporation

According to publicly available information, IMAX Corporation (the “Company”) is one of the world’s leading entertainment technology companies, specializing in motion picture technologies and large-format motion picture presentations. The Company’s principal business is the design and manufacture of large-format digital and film-based theater systems and the sale or lease of such theater systems or the contribution of these systems under revenue-sharing arrangements with its customers.

As of December 31, 2009, the Company had 325 employees compared to 326 employees as of December 31, 2008.

The linked share’s SEC file number is 000-24216.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$6.47	$4.04	$5.53
September 30, 2004	$6.14	$4.22	$5.63
December 31, 2004	$8.70	$5.06	$8.25
March 31, 2005	$12.45	$7.64	$9.24
June 30, 2005	$10.84	$7.62	$9.94
September 30, 2005	$11.10	$9.00	$10.43
December 30, 2005	$10.50	$6.98	$7.06
March 31, 2006	$10.95	$7.14	$10.15
June 30, 2006	$10.38	$8.17	$9.16
September 29, 2006	$11.00	$4.43	$4.89
December 29, 2006	$5.20	$3.32	$3.76
March 30, 2007	$5.52	$3.61	$5.04
June 29, 2007	$5.68	$4.05	$4.22
September 28, 2007	$5.21	$3.72	$4.20
December 31, 2007	$7.94	$4.05	$6.82
March 31, 2008	$7.39	$5.27	$6.97
June 30, 2008	$7.74	$6.45	$6.84
September 30, 2008	$8.28	$5.58	$5.92
December 31, 2008	$5.94	$2.41	$4.46
March 31, 2009	$5.49	$3.74	$4.31
June 30, 2009	$8.49	$4.28	$8.12
September 30, 2009	$10.14	$7.14	$9.41
December 31, 2009	$13.87	$9.00	$13.31
March 31, 2010	$18.26	$11.50	$17.99
April 6, 2010*	$18.87	$11.50	$18.55

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IMAX

Initial price: $18.55

Protection level: 75.00%

Protection price: $13.91

Physical delivery amount: 53($1,000/Initial price)

Fractional shares: 0.908356

Coupon: 11.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.38

FWP-87

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.00%
+ 90%	5.625%		90.00%
+ 80%	5.625%		80.00%
+ 70%	5.625%		70.00%
+ 60%	5.625%		60.00%
+ 50%	5.625%		50.00%
+ 40%	5.625%		40.00%
+ 30%	5.625%		30.00%
+ 20%	5.625%		20.00%
+ 10%	5.625%		10.00%
+ 5%	5.625%		5.00%

0%	5.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-5.00%
- 10%	5.625%	-4.375%	-10.00%
- 20%	5.625%	-14.375%	-20.00%
- 30%	N/A	-24.375%	-30.00%
- 40%	N/A	-34.375%	-40.00%
- 50%	N/A	-44.375%	-50.00%
- 60%	N/A	-54.375%	-60.00%
- 70%	N/A	-64.375%	-70.00%
- 80%	N/A	-74.375%	-80.00%
- 90%	N/A	-84.375%	-90.00%
- 100%	N/A	-94.375%	-100.00%

FWP-88

InterOil Corporation

According to publicly available information, InterOil Corporation (the “Company”) is a fully integrated energy company whose focus is on operations in Papua New Guinea and its surrounding region. The Company is a Yukon Territory corporation and its registered office is located at 204 Black Street, Suite 300, Whitehouse, Yukon YIA 2M9.

As of December 31, 2009, the Company’s operations were organized into four major business segments:

(i) Upstream (Exploration and Production) – The Company explores and appraises potential oil and natural gas structures in Papua New Guinea with a view to commercializing significant discoveries.

(ii) Midstream (Refining and Liquefaction) – The Company produces refined petroleum products at Napa Napa in Port Moresby, Papua New Guinea for the domestic market and for spot export. The Company also develops an onshore and/or offshore LNG processing facility in Papua New Guinea.

(iii) Downstream (Wholesale and Retail Distribution) – The Company markets and distributes refined products domestically in Papua New Guinea on a wholesale and retail basis.

(iv) Corporate – The Company provides support to the other business segments by engaging in business development and improvement activities and providing general and administrative services and management, undertakes financing and treasury activities, and is responsible for government and investor relations.

The linked share’s SEC file number is 001-32179.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	N/A	N/A	N/A
September 30, 2008	N/A	N/A	N/A
December 31, 2008	N/A	N/A	N/A
March 31, 2009	$29.00	$28.00	$28.00
June 30, 2009	$38.10	$24.37	$29.51
September 30, 2009	$41.90	$25.00	$39.28
December 31, 2009	$78.43	$37.09	$76.81
March 31, 2010	$84.05	$57.18	$64.80
April 6, 2010*	$84.05	$57.18	$72.92

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IOC

Initial price: $72.92

Protection level: 75.00%

Protection price: $54.69

Physical delivery amount: 13($1,000/Initial price)

Fractional shares: 0.713659

Coupon: 16.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.33

FWP-89

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

FWP-90

Intrepid Potash, Inc.

According to publicly available information, Intrepid Potash, Inc. (the “Company”) is a domestic producer of muriate of potash and is dedicated to the production and marketing of potash and langbeinite, another mineral that contains potassium. The Company was incorporated in the state of Delaware on November 19, 2007. The Company owns five active potash production facilities – three in New Mexico and two in Utah. The Company has a current estimated productive capacity to produce 910,000 tons of potash and 210,000 tons of langbeinite annual as of December 31, 2009.

The linked share’s SEC file number is 001-34025.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	$76.24	$43.44	$65.78
September 30, 2008	$65.34	$26.36	$30.14
December 31, 2008	$30.32	$13.80	$20.77
March 31, 2009	$25.64	$14.00	$18.45
June 30, 2009	$34.55	$17.87	$28.08
September 30, 2009	$28.99	$21.20	$23.59
December 31, 2009	$32.83	$21.20	$29.17
March 31, 2010	$34.20	$24.28	$30.33
April 6, 2010*	$34.20	$24.28	$28.75

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IPI

Initial price: $28.75

Protection level: 75.00%

Protection price: $21.56

Physical delivery amount: 34($1,000/Initial price)

Fractional shares: 0.782609

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.33

FWP-91

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.00%
+ 90%	5.00%		90.00%
+ 80%	5.00%		80.00%
+ 70%	5.00%		70.00%
+ 60%	5.00%		60.00%
+ 50%	5.00%		50.00%
+ 40%	5.00%		40.00%
+ 30%	5.00%		30.00%
+ 20%	5.00%		20.00%
+ 10%	5.00%		10.00%
+ 5%	5.00%		5.00%

0%	5.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-5.00%
- 10%	5.00%	-5.00%	-10.00%
- 20%	5.00%	-15.00%	-20.00%
- 30%	N/A	-25.00%	-30.00%
- 40%	N/A	-35.00%	-40.00%
- 50%	N/A	-45.00%	-50.00%
- 60%	N/A	-55.00%	-60.00%
- 70%	N/A	-65.00%	-70.00%
- 80%	N/A	-75.00%	-80.00%
- 90%	N/A	-85.00%	-90.00%
- 100%	N/A	-95.00%	-100.00%

FWP-92

Jones Apparel Group, Inc.

According to publicly available information, Jones Apparel Group, Inc. (the “Company”) is a designer, marketer and wholesaler of branded apparel, footwear and accessories. The Company also markets directly to consumers through a chain of specialty retail and value-based stores and through e-commerce web sites. As of December 31, 2009, the Company operated a total of 617 outlet stores and had approximately 6,525 full-time employees.

The linked share’s SEC file number is 001-10746.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$40.00	$35.14	$39.48
September 30, 2004	$39.82	$34.41	$35.80
December 31, 2004	$37.49	$33.00	$36.57
March 31, 2005	$37.45	$31.61	$33.49
June 30, 2005	$33.70	$29.09	$31.04
September 30, 2005	$33.45	$26.85	$28.50
December 30, 2005	$31.25	$26.47	$30.72
March 31, 2006	$36.10	$28.58	$35.37
June 30, 2006	$35.98	$30.81	$31.79
September 29, 2006	$33.07	$27.30	$32.44
December 29, 2006	$34.51	$31.72	$33.43
March 30, 2007	$35.54	$30.22	$30.73
June 29, 2007	$34.50	$27.60	$28.25
September 28, 2007	$29.53	$16.73	$21.13
December 31, 2007	$22.65	$15.98	$15.99
March 31, 2008	$18.06	$12.11	$13.42
June 30, 2008	$17.86	$12.92	$13.75
September 30, 2008	$22.11	$12.25	$18.51
December 31, 2008	$18.59	$2.34	$5.86
March 31, 2009	$6.40	$2.39	$4.22
June 30, 2009	$11.69	$4.08	$10.73
September 30, 2009	$19.09	$9.18	$17.93
December 31, 2009	$19.74	$15.91	$16.06
March 31, 2010	$19.40	$14.19	$19.02
April 6, 2010*	$19.98	$14.19	$19.80

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JNY

Initial price: $19.80

Protection level: 80.00%

Protection price: $15.84

Physical delivery amount: 50($1,000/Initial price)

Fractional shares: 0.505051

Coupon: 10.00% per annum

Maturity: October 29, 2010

Dividend yield: 1.01% per annum

Coupon amount monthly: $8.33

FWP-93

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.00%		100.51%
+ 90%	5.00%		90.51%
+ 80%	5.00%		80.51%
+ 70%	5.00%		70.51%
+ 60%	5.00%		60.51%
+ 50%	5.00%		50.51%
+ 40%	5.00%		40.51%
+ 30%	5.00%		30.51%
+ 20%	5.00%		20.51%
+ 10%	5.00%		10.51%
+ 5%	5.00%		5.51%

0%	5.00%		0.51%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.00%	0.00%	-4.49%
- 10%	5.00%	-5.00%	-9.49%
- 20%	5.00%	-15.00%	-19.49%
- 30%	N/A	-25.00%	-29.49%
- 40%	N/A	-35.00%	-39.49%
- 50%	N/A	-45.00%	-49.49%
- 60%	N/A	-55.00%	-59.49%
- 70%	N/A	-65.00%	-69.49%
- 80%	N/A	-75.00%	-79.49%
- 90%	N/A	-85.00%	-89.49%
- 100%	N/A	-95.00%	-99.49%

FWP-94

Joy Global Inc.

According to publicly available information, Joy Global Inc. (the “Company”) is a manufacturer and servicer of high productivity mining equipment for the extraction of coal and other minerals and ores. The Company’s equipment is used in major mining regions throughout the world to mine coal, copper, iron ore, oil sands and other minerals. The Company operates in two business segments: underground mining machinery (Joy Mining Machinery or “Joy”) and surface mining equipment (P&H Mining Equipment or “P&H”). Sales of original equipment for the mining industry, as a class of products, accounted for 45%, 42%, and 37% of our consolidated sales for fiscal 2009, 2008, and 2007, respectively. Joy also maintains a network of service and replacement parts distribution centers to rebuild and service equipment and to sell replacement parts in support of its installed base. P&H produces surface mining equipment for the extraction of ores and minerals and provides operational support for many types of equipment used in surface mining. P&H products include electric mining shovels and rotary blasthole drills and walking draglines for open-pit mining operations. P&H has facilities in Australia, Brazil, Canada, Chile, China, South Africa, and the United States. P&H products are used in mining copper, coal, iron ore, oil sands, silver, gold, diamonds, phosphate, and other minerals and ores.

The linked share’s SEC file number is 1-09299.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.56	$10.44	$13.31
September 30, 2004	$15.69	$11.97	$15.28
December 31, 2004	$19.86	$14.38	$19.30
March 31, 2005	$26.17	$17.18	$23.37
June 30, 2005	$25.80	$19.85	$22.39
September 30, 2005	$34.04	$22.03	$33.64
December 30, 2005	$41.94	$27.00	$40.00
March 31, 2006	$61.91	$41.57	$59.77
June 30, 2006	$72.23	$44.75	$52.09
September 29, 2006	$53.80	$31.32	$37.61
December 29, 2006	$50.77	$35.59	$48.34
March 30, 2007	$55.80	$40.36	$42.90
June 29, 2007	$61.99	$42.43	$58.33
September 28, 2007	$65.50	$42.10	$50.86
December 31, 2007	$67.57	$48.76	$65.82
March 31, 2008	$72.00	$47.97	$65.16
June 30, 2008	$89.98	$62.76	$75.83
September 30, 2008	$78.55	$35.82	$45.14
December 31, 2008	$44.70	$14.30	$22.89
March 31, 2009	$28.06	$15.38	$21.30
June 30, 2009	$42.25	$20.29	$35.72
September 30, 2009	$50.56	$30.21	$48.94
December 31, 2009	$59.27	$43.81	$51.59
March 31, 2010	$61.28	$42.47	$56.60
April 6, 2010*	$61.28	$42.47	$60.74

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JOYG

Initial price: $60.74

Protection level: 80.00%

Protection price: $48.59

Physical delivery amount: 16($1,000/Initial price)

Fractional shares: 0.463615

Coupon: 11.25% per annum

Maturity: October 29, 2010

Dividend yield: 1.18% per annum

Coupon amount monthly: $9.38

FWP-95

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.59%
+ 90%	5.625%		90.59%
+ 80%	5.625%		80.59%
+ 70%	5.625%		70.59%
+ 60%	5.625%		60.59%
+ 50%	5.625%		50.59%
+ 40%	5.625%		40.59%
+ 30%	5.625%		30.59%
+ 20%	5.625%		20.59%
+ 10%	5.625%		10.59%
+ 5%	5.625%		5.59%

0%	5.625%		0.59%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-4.41%
- 10%	5.625%	-4.375%	-9.41%
- 20%	5.625%	-14.375%	-19.41%
- 30%	N/A	-24.375%	-29.41%
- 40%	N/A	-34.375%	-39.41%
- 50%	N/A	-44.375%	-49.41%
- 60%	N/A	-54.375%	-59.41%
- 70%	N/A	-64.375%	-69.41%
- 80%	N/A	-74.375%	-79.41%
- 90%	N/A	-84.375%	-89.41%
- 100%	N/A	-94.375%	-99.41%

FWP-96

KeyCorp

According to publicly available information, KeyCorp (the “Company”) is headquartered in Cleveland, Ohio and it is a bank holding company and a financial holding company. The Company had consolidated total assets of $93.3 billion at December 31, 2009. The Company provides a wide range of retail and commercial banking, commercial leasing, investment management, consumer finance and investment banking products and services to individual, corporate and institutional clients.

As of December 31, 2009, the Company employed approximately 16,698 full-time employees.

The linked share’s SEC file number is 001-11302.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$32.27	$28.23	$29.89
September 30, 2004	$32.02	$29.00	$31.60
December 31, 2004	$34.50	$31.35	$33.90
March 31, 2005	$34.05	$31.02	$32.45
June 30, 2005	$33.79	$31.52	$33.15
September 30, 2005	$34.99	$31.65	$32.25
December 30, 2005	$34.05	$30.10	$32.93
March 31, 2006	$37.67	$32.96	$36.80
June 30, 2006	$38.31	$34.24	$35.68
September 29, 2006	$38.15	$34.48	$37.44
December 29, 2006	$38.62	$35.73	$38.03
March 30, 2007	$39.90	$35.94	$37.47
June 29, 2007	$38.95	$34.15	$34.33
September 28, 2007	$37.09	$31.38	$32.33
December 31, 2007	$34.05	$21.56	$23.45
March 31, 2008	$27.23	$20.19	$21.95
June 30, 2008	$26.12	$10.80	$10.98
September 30, 2008	$16.00	$7.94	$11.94
December 31, 2008	$15.20	$4.99	$8.52
March 31, 2009	$9.31	$4.84	$7.87
June 30, 2009	$9.81	$4.46	$5.24
September 30, 2009	$7.06	$4.40	$6.50
December 31, 2009	$6.85	$5.29	$5.55
March 31, 2010	$8.18	$5.65	$7.75
April 6, 2010*	$8.59	$5.65	$8.47

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: KEY

Initial price: $8.47

Protection level: 80.00%

Protection price: $6.78

Physical delivery amount: 118($1,000/Initial price)

Fractional shares: 0.063754

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.46% per annum

Coupon amount monthly: $8.54

FWP-97

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.23%
+ 90%	5.125%		90.23%
+ 80%	5.125%		80.23%
+ 70%	5.125%		70.23%
+ 60%	5.125%		60.23%
+ 50%	5.125%		50.23%
+ 40%	5.125%		40.23%
+ 30%	5.125%		30.23%
+ 20%	5.125%		20.23%
+ 10%	5.125%		10.23%
+ 5%	5.125%		5.23%

0%	5.125%		0.23%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-4.77%
- 10%	5.125%	-4.875%	-9.77%
- 20%	5.125%	-14.875%	-19.77%
- 30%	N/A	-24.875%	-29.77%
- 40%	N/A	-34.875%	-39.77%
- 50%	N/A	-44.875%	-49.77%
- 60%	N/A	-54.875%	-59.77%
- 70%	N/A	-64.875%	-69.77%
- 80%	N/A	-74.875%	-79.77%
- 90%	N/A	-84.875%	-89.77%
- 100%	N/A	-94.875%	-99.77%

FWP-98

Kinross Gold Corporation

According to publicly available information, Kinross Gold Corporation (the “Company”) is principally engaged in (i) the mining and processing of gold and, as a by-product, silver ore and (ii) the exploration for, and the acquisition of, gold bearing properties in the Americas, the Russian Federation and worldwide. The principal products of the Company are gold and silver produced in the form of doré that is shipped to refineries for final processing.

The Company’s strategy is to increase shareholder value through increases in precious metal reserves, production and long-term cash flow and earning per share. The Company’s strategy also consists of optimizing the performance, and therefore, the value, of existing operations, investing in quality exploration and development projects and acquiring new potentially accretive properties and projects.

The Company’s operations and mineral reserves are impacted by changes in metal prices. Gold traded above $700 per ounce for most of 2008 and above $800 for most of 2009. The Company used a gold price of $800 per ounce at the end of 2009 to estimate mineral reserves.

The Company’s share of proven and probable mineral reserves as at December 31, 2009, was 51.0 million ounces of gold, 102.9 million ounces of silver and 2.9 billion pounds of copper(1).

The Company’s share of production in 2009 was derived from the mines in North America (29.1%), South America (39.9%) and the Russian Federation (31.0%).

The linked share’s SEC file number is: 001-13382.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$7.53	$4.80	$5.56
September 30, 2004	$6.87	$5.03	$6.78
December 31, 2004	$8.40	$6.34	$7.04
March 31, 2005	$7.33	$5.87	$6.00
June 30, 2005	$6.20	$4.86	$6.10
September 30, 2005	$7.90	$5.53	$7.68
December 30, 2005	$9.42	$6.49	$9.22
March 31, 2006	$11.94	$8.77	$10.93
June 30, 2006	$13.07	$8.92	$10.89
September 29, 2006	$15.39	$10.30	$12.52
December 29, 2006	$13.63	$10.87	$11.88
March 30, 2007	$14.57	$10.64	$13.79
June 29, 2007	$14.91	$11.32	$11.68
September 28, 2007	$15.50	$9.87	$14.98
December 31, 2007	$21.19	$14.43	$18.40
March 31, 2008	$27.40	$18.74	$22.11
June 30, 2008	$25.45	$17.97	$23.61
September 30, 2008	$25.36	$11.47	$16.12
December 31, 2008	$19.05	$7.14	$18.42
March 31, 2009	$19.64	$14.33	$17.87
June 30, 2009	$20.98	$13.62	$18.15
September 30, 2009	$23.65	$17.22	$21.70
December 31, 2009	$23.91	$17.45	$18.40
March 31, 2010	$21.12	$16.13	$17.09
April 6, 2010*	$21.12	$16.13	$17.75

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: KGC

Initial price: $17.75

Protection level: 80.00%

Protection price: $14.20

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.338028

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.54% per annum

Coupon amount monthly: $8.54

FWP-99

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.27%
+ 90%	5.125%		90.27%
+ 80%	5.125%		80.27%
+ 70%	5.125%		70.27%
+ 60%	5.125%		60.27%
+ 50%	5.125%		50.27%
+ 40%	5.125%		40.27%
+ 30%	5.125%		30.27%
+ 20%	5.125%		20.27%
+ 10%	5.125%		10.27%
+ 5%	5.125%		5.27%

0%	5.125%		0.27%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-4.73%
- 10%	5.125%	-4.875%	-9.73%
- 20%	5.125%	-14.875%	-19.73%
- 30%	N/A	-24.875%	-29.73%
- 40%	N/A	-34.875%	-39.73%
- 50%	N/A	-44.875%	-49.73%
- 60%	N/A	-54.875%	-59.73%
- 70%	N/A	-64.875%	-69.73%
- 80%	N/A	-74.875%	-79.73%
- 90%	N/A	-84.875%	-89.73%
- 100%	N/A	-94.875%	-99.73%

FWP-100

Live Nation Entertainment, Inc.

According to publicly available information, Live Nation Entertainment, Inc. (the “Company”) is one of the largest producers of live music concerts in the world based on total attendance to its events as compared to events of other promoters.

On February 10, 2009, the Company entered into a merger agreement with Ticketmaster. The merger closed on January 25, 2010 and, pursuant to the merger agreement, Ticketmaster became the Company’s wholly owned subsidiary

The Company operates in three reportable business segments: North American Music, International Music and Ticketing. Prior to 2009, the Company reported an Artist Nation segment, which is now allocated between the North American Music and International Music segments.

The linked share’s SEC file number is 001-32601.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$13.95	$10.55	$13.10
March 31, 2006	$19.99	$12.77	$19.84
June 30, 2006	$24.90	$18.87	$20.36
September 29, 2006	$22.66	$18.17	$20.42
December 29, 2006	$24.66	$19.60	$22.40
March 30, 2007	$25.49	$21.07	$22.06
June 29, 2007	$24.09	$18.75	$22.38
September 28, 2007	$23.25	$16.85	$21.25
December 31, 2007	$24.03	$12.50	$14.52
March 31, 2008	$15.04	$9.40	$12.13
June 30, 2008	$16.15	$10.23	$10.58
September 30, 2008	$17.78	$9.60	$16.27
December 31, 2008	$16.75	$2.73	$5.74
March 31, 2009	$6.54	$2.47	$2.67
June 30, 2009	$6.07	$2.57	$4.86
September 30, 2009	$8.88	$3.99	$8.19
December 31, 2009	$8.96	$6.44	$8.51
March 31, 2010	$14.81	$8.60	$14.50
April 6, 2010*	$15.50	$8.60	$15.46

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LYV

Initial price: $15.46

Protection level: 80.00%

Protection price: $12.37

Physical delivery amount: 64($1,000/Initial price)

Fractional shares: 0.683053

Coupon: 12.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-101

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-102

Massey Energy Company

Accordingly to publicly available information, Massey Energy Company (the “Company”) produces, processes and sells bituminous coal of various steam and metallurgical grades, primarily of a low sulfur content, through our 23 processing and shipping centers (“Resource Groups”), many of which receive coal from multiple mines. At January 31, 2010, the Company operated 56 mines, including 42 underground mines (two of which employ both room and pillar and longwall mining) and 14 surface mines (with eleven highwall miners in operation) in West Virginia, Kentucky and Virginia. The number of mines that the Company operates may vary from time to time depending on a number of factors, including the existing demand for and price of coal, exhaustion of economically recoverable reserves and availability of experienced labor.

Customers for the Company’s steam coal product include primarily electric power utility companies who use the Company’s coal as fuel for their steam-powered generators. Customers for the Company’s metallurgical coal include primarily steel producers who use its coal to produce coke, which is in turn used as a raw material in the steel manufacturing process

The linked share’s SEC file number is 1-7775.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$28.21	$20.83	$28.21
September 30, 2004	$29.66	$24.59	$28.93
December 31, 2004	$36.94	$26.06	$34.95
March 31, 2005	$46.60	$31.80	$40.04
June 30, 2005	$42.15	$34.86	$37.72
September 30, 2005	$57.00	$37.76	$51.07
December 30, 2005	$52.57	$36.65	$37.87
March 31, 2006	$41.51	$33.10	$36.07
June 30, 2006	$44.34	$32.15	$36.00
September 29, 2006	$37.05	$18.77	$20.94
December 29, 2006	$27.98	$19.31	$23.23
March 30, 2007	$26.35	$21.57	$23.99
June 29, 2007	$30.73	$24.00	$26.65
September 28, 2007	$26.80	$16.02	$21.82
December 31, 2007	$37.98	$21.50	$35.75
March 31, 2008	$44.00	$26.69	$36.50
June 30, 2008	$95.70	$35.33	$93.75
September 30, 2008	$93.98	$31.17	$35.67
December 31, 2008	$35.00	$10.06	$13.79
March 31, 2009	$18.69	$9.62	$10.12
June 30, 2009	$26.46	$9.80	$19.54
September 30, 2009	$33.51	$15.85	$27.89
December 31, 2009	$44.25	$25.52	$42.01
March 31, 2010	$54.66	$37.41	$52.29
April 6, 2010*	$54.80	$37.41	$48.45

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MEE

Initial price: $48.45

Protection level: 75.00%

Protection price: $36.34

Physical delivery amount: 20($1,000/Initial price)

Fractional shares: 0.639835

Coupon: 14.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.53% per annum

Coupon amount monthly: $11.67

FWP-103

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.27%
+ 90%	7.00%		90.27%
+ 80%	7.00%		80.27%
+ 70%	7.00%		70.27%
+ 60%	7.00%		60.27%
+ 50%	7.00%		50.27%
+ 40%	7.00%		40.27%
+ 30%	7.00%		30.27%
+ 20%	7.00%		20.27%
+ 10%	7.00%		10.27%
+ 5%	7.00%		5.27%

0%	7.00%		0.27%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-4.73%
- 10%	7.00%	-3.00%	-9.73%
- 20%	7.00%	-13.00%	-19.73%
- 30%	N/A	-23.00%	-29.73%
- 40%	N/A	-33.00%	-39.73%
- 50%	N/A	-43.00%	-49.73%
- 60%	N/A	-53.00%	-59.73%
- 70%	N/A	-63.00%	-69.73%
- 80%	N/A	-73.00%	-79.73%
- 90%	N/A	-83.00%	-89.73%
- 100%	N/A	-93.00%	-99.73%

FWP-104

MGM MIRAGE

According to publicly available information, MGM MIRAGE (the “Company”) is one a leading and respected company with significant holdings in gaming, hospitality and entertainment. The Company acts largely as a holding company with its operations conducted through wholly-owned subsidiaries. The Company primarily owns and operates casino resorts, which includes offering gaming, hotel, dining, entertainment, retail and other resort amenities. As of December 31, 2009, the Company had approximately 46,000 full-time employees and 16,000 part-time employees.

The linked share’s SEC file number is 001-10362.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$24.89	$20.50	$23.47
September 30, 2004	$25.07	$19.81	$24.83
December 31, 2004	$36.75	$24.58	$36.37
March 31, 2005	$39.80	$34.50	$35.41
June 30, 2005	$42.98	$32.58	$39.58
September 30, 2005	$46.75	$39.30	$43.77
December 30, 2005	$44.75	$35.30	$36.67
March 31, 2006	$43.43	$35.26	$43.09
June 30, 2006	$46.15	$38.14	$40.80
September 29, 2006	$40.92	$34.20	$39.49
December 29, 2006	$59.51	$39.82	$57.35
March 30, 2007	$75.28	$56.40	$69.52
June 29, 2007	$87.38	$61.17	$82.48
September 28, 2007	$91.15	$63.33	$89.44
December 31, 2007	$100.50	$80.50	$84.02
March 31, 2008	$84.92	$57.26	$58.77
June 30, 2008	$62.90	$33.00	$33.89
September 30, 2008	$38.49	$21.65	$28.50
December 31, 2008	$27.70	$8.00	$13.76
March 31, 2009	$16.89	$1.81	$2.33
June 30, 2009	$13.78	$2.34	$6.39
September 30, 2009	$14.25	$5.34	$12.04
December 31, 2009	$12.72	$8.54	$9.12
March 31, 2010	$12.86	$9.32	$12.00
April 6, 2010*	$13.80	$9.32	$13.56

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MGM

Initial price: $13.56

Protection level: 70.00%

Protection price: $9.49

Physical delivery amount: 73($1,000/Initial price)

Fractional shares: 0.746313

Coupon: 16.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.96

FWP-105

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.375%		100.00%
+ 90%	8.375%		90.00%
+ 80%	8.375%		80.00%
+ 70%	8.375%		70.00%
+ 60%	8.375%		60.00%
+ 50%	8.375%		50.00%
+ 40%	8.375%		40.00%
+ 30%	8.375%		30.00%
+ 20%	8.375%		20.00%
+ 10%	8.375%		10.00%
+ 5%	8.375%		5.00%

0%	8.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.375%	3.375%	-5.00%
- 10%	8.375%	-1.625%	-10.00%
- 20%	8.375%	-11.625%	-20.00%
- 30%	8.375%	-21.625%	-30.00%
- 40%	N/A	-31.625%	-40.00%
- 50%	N/A	-41.625%	-50.00%
- 60%	N/A	-51.625%	-60.00%
- 70%	N/A	-61.625%	-70.00%
- 80%	N/A	-71.625%	-80.00%
- 90%	N/A	-81.625%	-90.00%
- 100%	N/A	-91.625%	-100.00%

FWP-106

Myriad Genetics, Inc.

According to publicly available information, Myriad Genetics, Inc. (the “Company”) is a leading healthcare company focused on the development and marketing of novel molecular diagnostic products. The Company employs a number of proprietary technologies that help understand the genetic basis of human disease and the role that genes and their related proteins may play in the onset, progression and treatment of disease. As of June 30, 2009, the Company has launched seven commercial molecular diagnostic products, including four predictive medicine and three personalizes medicine products. As of June 30, 2009, the Company’s revenues consisted primarily of sales of molecular diagnostic products (98%) and research payments (2%).

The linked share’s SEC file number is 000-26642.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.30	$6.47	$7.11
September 30, 2004	$8.73	$5.77	$8.15
December 31, 2004	$11.59	$7.80	$10.73
March 31, 2005	$12.42	$8.62	$8.77
June 30, 2005	$9.06	$7.18	$7.46
September 30, 2005	$10.49	$7.39	$10.42
December 30, 2005	$11.06	$8.70	$9.92
March 31, 2006	$13.39	$9.46	$12.44
June 30, 2006	$13.60	$10.75	$12.04
September 29, 2006	$12.71	$10.36	$11.75
December 29, 2006	$15.19	$11.44	$14.92
March 30, 2007	$17.84	$14.54	$16.43
June 29, 2007	$19.22	$16.18	$17.73
September 28, 2007	$25.23	$17.29	$24.87
December 31, 2007	$28.21	$21.10	$22.13
March 31, 2008	$23.72	$16.38	$19.21
June 30, 2008	$24.12	$19.04	$21.70
September 30, 2008	$32.97	$21.38	$30.94
December 31, 2008	$34.54	$25.03	$31.59
March 31, 2009	$44.88	$30.90	$43.36
June 30, 2009	$44.41	$28.71	$35.65
September 30, 2009	$31.95	$24.29	$27.40
December 31, 2009	$27.52	$22.38	$26.10
March 31, 2010	$27.06	$20.62	$24.05
April 6, 2010*	$27.06	$20.62	$23.44

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MYGN

Initial price: $23.44

Protection level: 80.00%

Protection price: $18.75

Physical delivery amount: 42($1,000/Initial price)

Fractional shares: 0.662116

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

FWP-107

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.00%
+ 90%	5.125%		90.00%
+ 80%	5.125%		80.00%
+ 70%	5.125%		70.00%
+ 60%	5.125%		60.00%
+ 50%	5.125%		50.00%
+ 40%	5.125%		40.00%
+ 30%	5.125%		30.00%
+ 20%	5.125%		20.00%
+ 10%	5.125%		10.00%
+ 5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-5.00%
- 10%	5.125%	-4.875%	-10.00%
- 20%	5.125%	-14.875%	-20.00%
- 30%	N/A	-24.875%	-30.00%
- 40%	N/A	-34.875%	-40.00%
- 50%	N/A	-44.875%	-50.00%
- 60%	N/A	-54.875%	-60.00%
- 70%	N/A	-64.875%	-70.00%
- 80%	N/A	-74.875%	-80.00%
- 90%	N/A	-84.875%	-90.00%
- 100%	N/A	-94.875%	-100.00%

FWP-108

Netflix, Inc.

According to publicly available information, Netflix, Inc. (the “Company”) is an online movie rental subscription service providing approximately 12 million subscribers as of December 31, 2009. The Company offers nine subscription plans, starting at $4.99 a month. There are no due dates, no late fees and no shipping fees. Subscribers select titles at the Company’s website aided by its proprietary recommendation service, receive them on DVD by U.S. mail and return them to the Company at their convenience using its prepaid mailers. After a DVD has been returned, the Company mails the next available DVD in a subscriber’s queue.

The linked share’s SEC file number is 000-49802.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$38.62	$25.17	$35.95
September 30, 2004	$36.07	$13.85	$15.42
December 31, 2004	$19.60	$9.25	$12.33
March 31, 2005	$13.12	$8.91	$10.85
June 30, 2005	$19.27	$10.51	$16.41
September 30, 2005	$26.65	$16.00	$25.99
December 30, 2005	$30.25	$22.55	$27.06
March 31, 2006	$29.92	$23.09	$28.99
June 30, 2006	$33.12	$25.80	$27.21
September 29, 2006	$27.56	$18.14	$22.78
December 29, 2006	$30.00	$21.95	$25.86
March 30, 2007	$26.80	$20.30	$23.19
June 29, 2007	$25.99	$19.05	$19.39
September 28, 2007	$22.09	$15.62	$20.72
December 31, 2007	$29.14	$20.60	$26.62
March 31, 2008	$39.65	$20.38	$34.65
June 30, 2008	$40.90	$26.05	$26.07
September 30, 2008	$33.97	$26.40	$30.88
December 31, 2008	$30.66	$17.90	$29.89
March 31, 2009	$44.40	$28.78	$42.92
June 30, 2009	$50.24	$36.25	$41.34
September 30, 2009	$48.20	$37.93	$46.17
December 31, 2009	$61.65	$44.31	$55.14
March 31, 2010	$75.65	$48.52	$73.74
April 6, 2010*	$83.94	$48.52	$83.37

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NFLX

Initial price: $83.37

Protection level: 80.00%

Protection price: $66.70

Physical delivery amount: 11($1,000/Initial price)

Fractional shares: 0.994722

Coupon: 9.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-109

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-110

Office Depot, Inc.

According to publicly available information, Office Depot, Inc. (the “Company”) is a global supplier of office products and services. The Company was incorporated in 1986 with the opening of its first retail store in Fort Lauderdale, Florida. In fiscal year 2009, the Company sold $12.1 billion of products and services to consumers and businesses of all sizes through our three business segments: North American Retail Division, North American Business Solutions Division and International Division. Sales are processed through multiple channels, consisting of office supply stores, a contract sales force, an outbound telephone account management sales force, internet sites, direct marketing catalogs and call centers, all supported by the Company’s network of crossdock facilities, warehouses and delivery operations.

At the end of 2009, the Company had over 1152 stores throughout North America.

The linked share’s SEC file number is 001-10948.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.50	$15.85	$17.91
September 30, 2004	$18.50	$14.69	$15.03
December 31, 2004	$17.47	$13.90	$17.36
March 31, 2005	$23.69	$16.50	$22.18
June 30, 2005	$23.14	$18.65	$22.84
September 30, 2005	$31.52	$22.30	$29.70
December 30, 2005	$31.76	$24.54	$31.40
March 31, 2006	$38.05	$30.64	$37.24
June 30, 2006	$46.52	$36.70	$38.00
September 29, 2006	$40.86	$33.65	$39.70
December 29, 2006	$44.69	$36.88	$38.17
March 30, 2007	$39.66	$32.24	$35.14
June 29, 2007	$37.01	$30.10	$30.30
September 28, 2007	$31.07	$18.09	$20.62
December 31, 2007	$22.79	$13.08	$13.91
March 31, 2008	$15.54	$10.60	$11.05
June 30, 2008	$14.39	$10.69	$10.94
September 30, 2008	$11.43	$5.51	$5.82
December 31, 2008	$5.94	$1.46	$2.98
March 31, 2009	$4.16	$0.59	$1.31
June 30, 2009	$5.37	$1.26	$4.56
September 30, 2009	$6.94	$3.48	$6.62
December 31, 2009	$7.83	$5.57	$6.45
March 31, 2010	$8.35	$5.19	$7.98
April 6, 2010*	$8.35	$5.19	$8.32

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ODP

Initial price: $8.32

Protection level: 75.00%

Protection price: $6.24

Physical delivery amount: 120($1,000/Initial price)

Fractional shares: 0.192308

Coupon: 11.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.79

FWP-111

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.875%		100.00%
+ 90%	5.875%		90.00%
+ 80%	5.875%		80.00%
+ 70%	5.875%		70.00%
+ 60%	5.875%		60.00%
+ 50%	5.875%		50.00%
+ 40%	5.875%		40.00%
+ 30%	5.875%		30.00%
+ 20%	5.875%		20.00%
+ 10%	5.875%		10.00%
+ 5%	5.875%		5.00%

0%	5.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.875%	0.875%	-5.00%
- 10%	5.875%	-4.125%	-10.00%
- 20%	5.875%	-14.125%	-20.00%
- 30%	N/A	-24.125%	-30.00%
- 40%	N/A	-34.125%	-40.00%
- 50%	N/A	-44.125%	-50.00%
- 60%	N/A	-54.125%	-60.00%
- 70%	N/A	-64.125%	-70.00%
- 80%	N/A	-74.125%	-80.00%
- 90%	N/A	-84.125%	-90.00%
- 100%	N/A	-94.125%	-100.00%

FWP-112

OfficeMax Incorporated

According to publicly available information, OfficeMax Incorporated (the “Company”) provides office supplies and paper, print and document services, technology products and solutions and office furniture to large, medium and small businesses, government offices and consumers.

As of December 26, 2009, the Company managed its business using three reportable segments: OfficeMax, Contract; OfficeMax, Retail; and Corporate and Other. OfficeMax, Contract markets and sells office supplies and paper, technology products and solutions, office furniture and print and document services directly to large corporate and government offices, as well as to small and medium-sized offices through field salespeople, outbound telesales, catalogs, the Internet and, primarily in foreign markets, through office products stores. OfficeMax, Retail markets and sells office supplies and paper, print and document services, technology products and solutions and office furniture to small and medium-sized businesses and consumers through a network of retail stores. Management reviews the performance of the Company based on these segments

The linked share’s SEC file number is 001-05057.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$38.01	$32.29	$37.64
September 30, 2004	$37.75	$30.14	$33.28
December 31, 2004	$35.20	$28.58	$31.38
March 31, 2005	$34.84	$27.84	$33.50
June 30, 2005	$34.12	$28.71	$29.77
September 30, 2005	$33.60	$27.11	$31.67
December 30, 2005	$31.74	$24.22	$25.36
March 31, 2006	$31.73	$24.72	$30.17
June 30, 2006	$44.73	$30.42	$40.75
September 29, 2006	$45.38	$38.78	$40.74
December 29, 2006	$51.80	$40.26	$49.65
March 30, 2007	$55.40	$47.87	$52.74
June 29, 2007	$54.38	$38.64	$39.30
September 28, 2007	$40.16	$30.96	$34.27
December 31, 2007	$34.83	$20.30	$20.66
March 31, 2008	$25.21	$17.12	$19.14
June 30, 2008	$22.15	$13.41	$13.90
September 30, 2008	$16.23	$8.19	$8.89
December 31, 2008	$9.48	$3.00	$7.64
March 31, 2009	$8.44	$1.86	$3.12
June 30, 2009	$9.49	$2.88	$6.28
September 30, 2009	$13.90	$4.81	$12.58
December 31, 2009	$14.50	$9.58	$12.69
March 31, 2010	$17.34	$12.60	$16.42
April 6, 2010*	$17.34	$12.60	$16.72

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: OMX

Initial price: $16.72

Protection level: 75.00%

Protection price: $12.54

Physical delivery amount: 59($1,000/Initial price)

Fractional shares: 0.808612

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

FWP-113

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.00%
+ 90%	5.125%		90.00%
+ 80%	5.125%		80.00%
+ 70%	5.125%		70.00%
+ 60%	5.125%		60.00%
+ 50%	5.125%		50.00%
+ 40%	5.125%		40.00%
+ 30%	5.125%		30.00%
+ 20%	5.125%		20.00%
+ 10%	5.125%		10.00%
+ 5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-5.00%
- 10%	5.125%	-4.875%	-10.00%
- 20%	5.125%	-14.875%	-20.00%
- 30%	N/A	-24.875%	-30.00%
- 40%	N/A	-34.875%	-40.00%
- 50%	N/A	-44.875%	-50.00%
- 60%	N/A	-54.875%	-60.00%
- 70%	N/A	-64.875%	-70.00%
- 80%	N/A	-74.875%	-80.00%
- 90%	N/A	-84.875%	-90.00%
- 100%	N/A	-94.875%	-100.00%

FWP-114

priceline.com Incorporated

According to publicly available information, princeline.com Incorporated (the “Company”) is a global online travel company that offers its customers a broad range of travel services, including hotel rooms, car rentals, airline tickets, vacation packages, cruises and destination services.

As of December 31, 2009, the Company offers its customers hotel room reservations in over 90 countries and 32 languages.

The linked share’s SEC file number is 000-25581.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$29.50	$22.27	$26.93
September 30, 2004	$26.95	$17.42	$22.17
December 31, 2004	$26.15	$19.65	$23.59
March 31, 2005	$27.08	$20.51	$25.20
June 30, 2005	$26.98	$22.22	$23.33
September 30, 2005	$25.29	$18.57	$19.32
December 30, 2005	$25.03	$18.20	$22.32
March 31, 2006	$24.98	$21.06	$24.84
June 30, 2006	$32.66	$23.72	$29.86
September 29, 2006	$37.16	$25.63	$36.79
December 29, 2006	$44.28	$36.51	$43.61
March 30, 2007	$56.10	$41.80	$53.26
June 29, 2007	$69.39	$53.33	$68.74
September 28, 2007	$91.95	$59.50	$88.75
December 31, 2007	$120.67	$79.15	$114.86
March 31, 2008	$131.69	$86.68	$120.86
June 30, 2008	$144.30	$114.39	$115.46
September 30, 2008	$119.20	$62.66	$68.43
December 31, 2008	$74.11	$45.15	$73.65
March 31, 2009	$88.89	$64.97	$78.78
June 30, 2009	$119.14	$78.08	$111.55
September 30, 2009	$170.33	$102.32	$165.82
December 31, 2009	$231.42	$154.28	$218.50
March 31, 2010	$262.55	$192.72	$255.00
April 6, 2010*	$262.92	$192.72	$261.60

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PCLN

Initial price: $261.60

Protection level: 80.00%

Protection price: $209.28

Physical delivery amount: 3($1,000/Initial price)

Fractional shares: 0.822630

Coupon: 9.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-115

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-116

Patterson-UTI Energy, Inc.

According to publicly available information, Patterson-UTI Energy, Inc. (the “Company”) is an operator of land-based drilling rigs in North America. The Company was formed in 1978 and reincorporated in 1993 as a Delaware corporation. The Company’s contract drilling business operates primarily in: Texas, New Mexico, Oklahoma, Arkansas, Louisiana, Mississippi, Colorado, Utah, Wyoming, Montana, North Dakota, South Dakota, and Western Canada (Alberta, British Columbia and Saskatchewan).

As of December 31, 2009, the Company had a drilling fleet that consisted of 341 marketable land-based drilling rigs. The Company also has an inventory of drilling rig components and equipment which may be used in the activation of additional drilling rigs or as replacement parts for marketable rigs.

The Company provides pressure pumping services to oil and natural gas operators primarily in the Appalachian Basin. The Company is also engaged in the development, exploration, acquisition and production of oil and natural gas. Its oil and natural gas operations are focused primarily in producing regions of West and South Texas, Southeastern New Mexico, Utah and Mississippi.

The linked share’s SEC file number is 0-22664.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.56	$14.53	$16.71
September 30, 2004	$19.88	$15.69	$19.07
December 31, 2004	$20.45	$17.85	$19.45
March 31, 2005	$26.66	$17.15	$25.02
June 30, 2005	$29.33	$22.39	$27.83
September 30, 2005	$36.78	$27.79	$36.08
December 30, 2005	$36.72	$28.46	$32.95
March 31, 2006	$38.48	$25.61	$31.96
June 30, 2006	$35.65	$25.24	$28.31
September 29, 2006	$29.11	$21.85	$23.76
December 29, 2006	$28.21	$20.83	$23.23
March 30, 2007	$24.89	$21.13	$22.44
June 29, 2007	$27.66	$22.18	$26.21
September 28, 2007	$26.48	$20.80	$22.57
December 31, 2007	$23.21	$18.44	$19.52
March 31, 2008	$26.38	$17.40	$26.18
June 30, 2008	$36.39	$25.71	$36.04
September 30, 2008	$37.45	$17.85	$20.02
December 31, 2008	$19.64	$8.65	$11.51
March 31, 2009	$13.50	$7.49	$8.96
June 30, 2009	$15.94	$8.56	$12.86
September 30, 2009	$15.98	$11.38	$15.10
December 31, 2009	$18.07	$14.20	$15.35
March 31, 2010	$18.67	$13.19	$13.97
April 6, 2010*	$18.67	$13.58	$14.56

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PTEN

Initial price: $14.56

Protection level: 80.00%

Protection price: $11.65

Physical delivery amount: 68($1,000/Initial price)

Fractional shares: 0.681319

Coupon: 11.25% per annum

Maturity: October 29, 2010

Dividend yield: 1.40% per annum

Coupon amount monthly: $9.38

FWP-117

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.70%
+ 90%	5.625%		90.70%
+ 80%	5.625%		80.70%
+ 70%	5.625%		70.70%
+ 60%	5.625%		60.70%
+ 50%	5.625%		50.70%
+ 40%	5.625%		40.70%
+ 30%	5.625%		30.70%
+ 20%	5.625%		20.70%
+ 10%	5.625%		10.70%
+ 5%	5.625%		5.70%

0%	5.625%		0.70%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-4.30%
- 10%	5.625%	-4.375%	-9.30%
- 20%	5.625%	-14.375%	-19.30%
- 30%	N/A	-24.375%	-29.30%
- 40%	N/A	-34.375%	-39.30%
- 50%	N/A	-44.375%	-49.30%
- 60%	N/A	-54.375%	-59.30%
- 70%	N/A	-64.375%	-69.30%
- 80%	N/A	-74.375%	-79.30%
- 90%	N/A	-84.375%	-89.30%
- 100%	N/A	-94.375%	-99.30%

FWP-118

The Royal Bank of Scotland Group plc

According to publicly available information, The Royal Bank of Scotland Group plc (the “Company”) is the holding company of a large global banking and financial services group. The Company is headquartered in Edinburgh and operates in the United Kingdom, the United States and internationally through its subsidiaries. In the United States, the Group’s subsidiary, Citizens, is a large commercial banking organisation. The Company has a large and diversified customer base and provides a wide range of products and services to personal, commercial and large corporate and institutional customers.

The SEC file number of the linked share (American depositary share) is 01-10306.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	$224.39	$161.37	$174.63
March 31, 2008	$176.59	$119.41	$132.29
June 30, 2008	$152.20	$81.56	$83.71
September 30, 2008	$95.61	$53.40	$64.00
December 31, 2008	$68.20	$12.03	$15.29
March 31, 2009	$16.74	$2.86	$7.08
June 30, 2009	$15.04	$7.10	$12.77
September 30, 2009	$19.03	$11.10	$16.97
December 31, 2009	$16.56	$9.08	$9.39
March 31, 2010	$13.78	$9.72	$13.24
April 6, 2010*	$14.02	$9.72	$13.83

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RBS

Initial price: $13.83

Protection level: 75.00%

Protection price: $10.37

Physical delivery amount: 72($1,000/Initial price)

Fractional shares: 0.306580

Coupon: 11.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.38

FWP-119

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.625%		100.00%
+ 90%	5.625%		90.00%
+ 80%	5.625%		80.00%
+ 70%	5.625%		70.00%
+ 60%	5.625%		60.00%
+ 50%	5.625%		50.00%
+ 40%	5.625%		40.00%
+ 30%	5.625%		30.00%
+ 20%	5.625%		20.00%
+ 10%	5.625%		10.00%
+ 5%	5.625%		5.00%

0%	5.625%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.625%	0.625%	-5.00%
- 10%	5.625%	-4.375%	-10.00%
- 20%	5.625%	-14.375%	-20.00%
- 30%	N/A	-24.375%	-30.00%
- 40%	N/A	-34.375%	-40.00%
- 50%	N/A	-44.375%	-50.00%
- 60%	N/A	-54.375%	-60.00%
- 70%	N/A	-64.375%	-70.00%
- 80%	N/A	-74.375%	-80.00%
- 90%	N/A	-84.375%	-90.00%
- 100%	N/A	-94.375%	-100.00%

FWP-120

Regions Financial Corporation

According to publicly available information, Regions Financial Corporation (the “Company”) is a financial holding company headquartered in Birmingham, Alabama, which operates throughout the South, Midwest and Texas. The Company provides traditional, commercial, retail, and mortgage banking services, and other financial services in the fields of investment banking, asset management, trust, mutual funds, securities brokerage, insurance and other specialty financing.

As of December 31, 2009, the Company had total consolidated assets of approximately $142.3 billion.

The linked share’s SEC file number is 000-50731.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$31.15	$27.26	$29.60
September 30, 2004	$33.57	$29.40	$33.06
December 31, 2004	$35.97	$32.95	$35.59
March 31, 2005	$35.52	$31.66	$32.40
June 30, 2005	$34.50	$31.30	$33.88
September 30, 2005	$35.54	$30.44	$31.12
December 30, 2005	$35.01	$29.16	$34.16
March 31, 2006	$36.32	$32.89	$35.17
June 30, 2006	$36.66	$32.66	$33.12
September 29, 2006	$37.36	$32.37	$36.79
December 29, 2006	$39.09	$36.25	$37.40
March 30, 2007	$38.17	$33.84	$35.37
June 29, 2007	$36.66	$32.87	$33.10
September 28, 2007	$34.44	$28.90	$29.48
December 31, 2007	$31.23	$22.84	$23.65
March 31, 2008	$25.84	$18.50	$19.75
June 30, 2008	$24.31	$10.31	$10.91
September 30, 2008	$19.80	$6.42	$9.60
December 31, 2008	$14.49	$6.85	$7.96
March 31, 2009	$9.07	$2.35	$4.26
June 30, 2009	$7.60	$3.67	$4.04
September 30, 2009	$6.91	$3.31	$6.21
December 31, 2009	$6.29	$4.62	$5.29
March 31, 2010	$8.05	$5.33	$7.85
April 6, 2010*	$8.80	$5.33	$8.55

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RF

Initial price: $8.55

Protection level: 80.00%

Protection price: $6.84

Physical delivery amount: 116($1,000/Initial price)

Fractional shares: 0.959064

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.48% per annum

Coupon amount monthly: $8.54

FWP-121

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.24%
+ 90%	5.125%		90.24%
+ 80%	5.125%		80.24%
+ 70%	5.125%		70.24%
+ 60%	5.125%		60.24%
+ 50%	5.125%		50.24%
+ 40%	5.125%		40.24%
+ 30%	5.125%		30.24%
+ 20%	5.125%		20.24%
+ 10%	5.125%		10.24%
+ 5%	5.125%		5.24%

0%	5.125%		0.24%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-4.76%
- 10%	5.125%	-4.875%	-9.76%
- 20%	5.125%	-14.875%	-19.76%
- 30%	N/A	-24.875%	-29.76%
- 40%	N/A	-34.875%	-39.76%
- 50%	N/A	-44.875%	-49.76%
- 60%	N/A	-54.875%	-59.76%
- 70%	N/A	-64.875%	-69.76%
- 80%	N/A	-74.875%	-79.76%
- 90%	N/A	-84.875%	-89.76%
- 100%	N/A	-94.875%	-99.76%

FWP-122

Rambus Inc.

According to publicly available information, Rambus Inc. (the “Company”), designs, develops and licenses chip interface technologies and architectures that are foundational to nearly all digital electronics products. The Company’s chip interface technologies are designed to improve the performance, power efficiency, time-to-market and cost-effectiveness of there customers’ semiconductor and system products for computing, gaming and graphics, consumer electronics and mobile applications.

As of December 31, 2009, the Company’s chip interface technologies are covered by more than 950 U.S. and foreign patents. Additionally, the Company has approximately 600 patent applications pending. These patents and patent applications cover important inventions in memory and logic chip interfaces, in addition to other technologies. The Company believes that its chip interface technologies provide its customers a means to achieve higher performance, improved power efficiency, lower risk, and greater cost-effectiveness in its semiconductor and system products.

The Company was founded in 1990 and reincorporated in Delaware in March 1997. The Company’s principal executive offices are located at 4440 El Camino Real, Los Altos, California. The Company Internet address is www.rambus.com.

The linked share’s SEC file number is 0-22339.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$29.69	$15.57	$17.77
September 30, 2004	$18.25	$12.37	$15.69
December 31, 2004	$27.85	$14.87	$23.00
March 31, 2005	$23.79	$12.95	$15.07
June 30, 2005	$16.13	$13.16	$13.38
September 30, 2005	$14.65	$10.22	$12.10
December 30, 2005	$17.98	$10.75	$16.19
March 31, 2006	$40.22	$17.50	$39.34
June 30, 2006	$46.98	$19.79	$22.81
September 29, 2006	$25.38	$10.25	$17.44
December 29, 2006	$23.83	$15.87	$18.93
March 30, 2007	$23.95	$17.32	$21.25
June 29, 2007	$22.00	$17.69	$17.98
September 28, 2007	$19.60	$12.05	$19.11
December 31, 2007	$22.20	$17.64	$20.94
March 31, 2008	$26.41	$14.64	$23.31
June 30, 2008	$24.85	$18.61	$19.07
September 30, 2008	$18.90	$12.29	$12.85
December 31, 2008	$16.59	$4.95	$15.92
March 31, 2009	$18.70	$5.99	$9.46
June 30, 2009	$19.64	$9.07	$15.49
September 30, 2009	$19.93	$14.33	$17.40
December 31, 2009	$25.54	$15.54	$24.40
March 31, 2010	$25.95	$19.98	$21.85
April 6, 2010*	$25.95	$19.98	$21.58

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RMBS

Initial price: $21.58

Protection level: 75.00%

Protection price: $16.19

Physical delivery amount: 46($1,000/Initial price)

Fractional shares: 0.339203

Coupon: 11.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.17

FWP-123

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.50%		100.00%
+ 90%	5.50%		90.00%
+ 80%	5.50%		80.00%
+ 70%	5.50%		70.00%
+ 60%	5.50%		60.00%
+ 50%	5.50%		50.00%
+ 40%	5.50%		40.00%
+ 30%	5.50%		30.00%
+ 20%	5.50%		20.00%
+ 10%	5.50%		10.00%
+ 5%	5.50%		5.00%

0%	5.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.50%	0.50%	-5.00%
- 10%	5.50%	-4.50%	-10.00%
- 20%	5.50%	-14.50%	-20.00%
- 30%	N/A	-24.50%	-30.00%
- 40%	N/A	-34.50%	-40.00%
- 50%	N/A	-44.50%	-50.00%
- 60%	N/A	-54.50%	-60.00%
- 70%	N/A	-64.50%	-70.00%
- 80%	N/A	-74.50%	-80.00%
- 90%	N/A	-84.50%	-90.00%
- 100%	N/A	-94.50%	-100.00%

FWP-124

Saks Incorporated

According to publicly available information, Saks Incorporated (the “Company”) is a Tennessee corporation first incorporated in 1919. The Company is primarily a fashion retail organization offering a wide assortment of distinctive luxury fashion apparel, shoes, accessories, jewelry, cosmetics, and gifts. The Company’s stores are principally free-standing stores in exclusive shopping destinations or anchor stores in upscale regional malls.

As of January 30, 2010, the Company employed approximately 12,400 associates, of which approximately 22% were employed on a part-time basis.

The linked share’s SEC file number is 001-13113.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.92	$13.70	$15.00
September 30, 2004	$15.01	$11.67	$12.05
December 31, 2004	$15.00	$11.71	$14.51
March 31, 2005	$18.20	$13.41	$18.05
June 30, 2005	$19.27	$16.46	$18.97
September 30, 2005	$24.58	$17.76	$18.50
December 30, 2005	$18.88	$15.73	$16.86
March 31, 2006	$20.48	$16.45	$19.30
June 30, 2006	$20.59	$15.04	$16.17
September 29, 2006	$17.47	$14.10	$17.28
December 29, 2006	$21.00	$16.46	$17.82
March 30, 2007	$21.17	$17.43	$20.84
June 29, 2007	$23.25	$19.00	$21.35
September 28, 2007	$22.05	$14.38	$17.15
December 31, 2007	$22.78	$16.99	$20.76
March 31, 2008	$20.98	$11.04	$12.47
June 30, 2008	$14.55	$10.90	$10.98
September 30, 2008	$12.30	$8.31	$9.25
December 31, 2008	$9.25	$2.68	$4.38
March 31, 2009	$5.05	$1.50	$1.87
June 30, 2009	$5.40	$1.75	$4.43
September 30, 2009	$7.44	$3.90	$6.82
December 31, 2009	$7.07	$5.37	$6.56
March 31, 2010	$9.57	$6.14	$8.60
April 6, 2010*	$9.57	$6.14	$9.37

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SKS

Initial price: $9.37

Protection level: 80.00%

Protection price: $7.50

Physical delivery amount: 106($1,000/Initial price)

Fractional shares: 0.723586

Coupon: 10.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.96

FWP-125

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.375%		100.00%
+ 90%	5.375%		90.00%
+ 80%	5.375%		80.00%
+ 70%	5.375%		70.00%
+ 60%	5.375%		60.00%
+ 50%	5.375%		50.00%
+ 40%	5.375%		40.00%
+ 30%	5.375%		30.00%
+ 20%	5.375%		20.00%
+ 10%	5.375%		10.00%
+ 5%	5.375%		5.00%

0%	5.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.375%	0.375%	-5.00%
- 10%	5.375%	-4.625%	-10.00%
- 20%	5.375%	-14.625%	-20.00%
- 30%	N/A	-24.625%	-30.00%
- 40%	N/A	-34.625%	-40.00%
- 50%	N/A	-44.625%	-50.00%
- 60%	N/A	-54.625%	-60.00%
- 70%	N/A	-64.625%	-70.00%
- 80%	N/A	-74.625%	-80.00%
- 90%	N/A	-84.625%	-90.00%
- 100%	N/A	-94.625%	-100.00%

FWP-126

SanDisk Corporation

SanDisk Corporation (the “Company”) is a global technology company and the inventor and largest supplier of NAND flash storage card products. Flash storage technology allows digital information to be stored in a durable, compact format that retains the data even after the power has been switched off. The Company was incorporated in Delaware in June 1988 under the name SunDisk Corporation and changed its name to SanDisk Corporation in August 1995. Since 2006, the Company has been an S&P 500 company.

The Company designs, develops and manufactures data storage solutions in a variety of form factors using its flash memory, proprietary controller and firmware technologies. The Company’s products include removable cards, embedded products, universal serial bus, or USB drives, digital media players, wafers and components. Most of the Company’s products are manufactured by combining NAND flash memory with a controller chip. The Company purchases the vast majority of its NAND flash memory supply requirements through its flash venture relationships with Toshiba Corporation, which produce and provide the Company with memory wafers.

As of January 3, 2010, the Company had 3,267 full-time employees.

The linked share’s SEC file number is 0-26734.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$33.25	$19.79	$21.69
September 30, 2004	$29.60	$19.29	$29.12
December 31, 2004	$31.95	$19.67	$24.97
March 31, 2005	$28.42	$20.25	$27.80
June 30, 2005	$29.03	$23.56	$23.73
September 30, 2005	$48.58	$23.41	$48.25
December 30, 2005	$65.49	$45.69	$62.82
March 31, 2006	$79.80	$52.16	$57.52
June 30, 2006	$66.20	$49.18	$50.98
September 29, 2006	$60.94	$37.34	$53.54
December 29, 2006	$62.24	$42.00	$43.03
March 30, 2007	$46.24	$35.82	$43.80
June 29, 2007	$49.61	$41.48	$48.94
September 28, 2007	$59.75	$47.14	$55.10
December 31, 2007	$55.97	$32.74	$33.17
March 31, 2008	$33.73	$19.84	$22.57
June 30, 2008	$33.17	$18.63	$18.70
September 30, 2008	$23.50	$13.07	$19.55
December 31, 2008	$21.40	$5.07	$9.60
March 31, 2009	$13.46	$7.53	$12.65
June 30, 2009	$16.72	$12.04	$14.69
September 30, 2009	$23.20	$13.02	$21.70
December 31, 2009	$31.17	$19.18	$28.99
March 31, 2010	$36.25	$24.91	$34.63
April 6, 2010*	$36.25	$24.91	$35.84

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SNDK

Initial price: $35.84

Protection level: 80.00%

Protection price: $28.67

Physical delivery amount: 27($1,000/Initial price)

Fractional shares: 0.901786

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.58

FWP-127

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.00%
+ 90%	5.75%		90.00%
+ 80%	5.75%		80.00%
+ 70%	5.75%		70.00%
+ 60%	5.75%		60.00%
+ 50%	5.75%		50.00%
+ 40%	5.75%		40.00%
+ 30%	5.75%		30.00%
+ 20%	5.75%		20.00%
+ 10%	5.75%		10.00%
+ 5%	5.75%		5.00%

0%	5.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-5.00%
- 10%	5.75%	-4.25%	-10.00%
- 20%	5.75%	-14.25%	-20.00%
- 30%	N/A	-24.25%	-30.00%
- 40%	N/A	-34.25%	-40.00%
- 50%	N/A	-44.25%	-50.00%
- 60%	N/A	-54.25%	-60.00%
- 70%	N/A	-64.25%	-70.00%
- 80%	N/A	-74.25%	-80.00%
- 90%	N/A	-84.25%	-90.00%
- 100%	N/A	-94.25%	-100.00%

FWP-128

Solutia Inc.

According to publicly available information, Solutia Inc. (the “Company”) is a global manufacturer and marketer of a variety of high-performance chemical and engineered materials that are used in a broad range of consumer and industrial applications. The Company maintains a global infrastructure consisting of 25 manufacturing facilities, 6 technical centers and over 26 sales offices globally, including 12 facilities in the United States. As of December 31, 2009, the Company employed approximately 3,400 individuals around the world.

The Company’s reportable segments are: (i) Saflex; (ii) CPFIlms; and (III) Technical Specialties.

Saflex is a producer of PVB (Polyvinyl Butyral) sheet, a plastic interlayer used in the manufacture of laminated glass for automotive, architectural and energy applications. In addition to PVB sheet, which is mostly marketed under the SAFLEX® brand, the Company manufactures specialty intermediate PVB resin products sold under the BUTVAR® brand, optical grade PVB resin and plasticizer.

CPFilms is a manufacturer of solar control, decorative, safety and security window films for aftermarket automotive and architectural applications marketed predominantly under the trademarks of LLUMAR®; VISTA®; GILA®; and FORMULA ONE PERFORMANCE AUTOMOTIVE FILMS®. CPFilms also manufactures precision coated films providing performance film enhancement such as vacuum metalizing, sputter coating, deep dyeing and coating and laminating which are used in a wide variety of products including those within the growing industries of electronics and energy.

Technical Specialties is the Company’s specialty chemicals segment which includes the manufacture and sale of chemicals for the rubber, solar energy, process manufacturing and aviation industries.

The linked share’s SEC file number is 001-13255.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	$21.00	$20.50	$20.60
March 31, 2008	$20.50	$9.48	$14.00
June 30, 2008	$15.85	$11.02	$12.82
September 30, 2008	$18.00	$12.13	$14.00
December 31, 2008	$13.96	$3.55	$4.50
March 31, 2009	$7.37	$1.04	$1.87
June 30, 2009	$6.72	$1.85	$5.76
September 30, 2009	$13.77	$5.19	$11.58
December 31, 2009	$13.34	$10.16	$12.70
March 31, 2010	$16.81	$12.12	$16.11
April 6, 2010*	$17.73	$12.12	$17.62

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SOA

Initial price: $17.62

Protection level: 80.00%

Protection price: $14.10

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.753689

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

FWP-129

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.00%
+ 90%	5.125%		90.00%
+ 80%	5.125%		80.00%
+ 70%	5.125%		70.00%
+ 60%	5.125%		60.00%
+ 50%	5.125%		50.00%
+ 40%	5.125%		40.00%
+ 30%	5.125%		30.00%
+ 20%	5.125%		20.00%
+ 10%	5.125%		10.00%
+ 5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-5.00%
- 10%	5.125%	-4.875%	-10.00%
- 20%	5.125%	-14.875%	-20.00%
- 30%	N/A	-24.875%	-30.00%
- 40%	N/A	-34.875%	-40.00%
- 50%	N/A	-44.875%	-50.00%
- 60%	N/A	-54.875%	-60.00%
- 70%	N/A	-64.875%	-70.00%
- 80%	N/A	-74.875%	-80.00%
- 90%	N/A	-84.875%	-90.00%
- 100%	N/A	-94.875%	-100.00%

FWP-130

SunPower Corporation

According to publicly available information, SunPower Corporation (the “Company”) is a vertically integrated solar products and services company that designs, develops, manufactures and markets high-performance solar electric power technologies. The Company’s solar cells and solar panels are manufactured using proprietary processes and technologies based on more than 15 years of research and development. The Company’s solar power products are sold through its components and systems business segment.

The Company’s components segment sells solar power products, including solar panels and inverters, which convert sunlight to electricity compatible with the utility network. The Company’s systems segment generally sells solar power systems directly to system owners and developers. When it sells a solar power system, it may include services such as development, engineering, procurement, permitting, construction, financing options, monitoring and maintenance.

In January 2007, the Company acquired PowerLight Corporation, or PowerLight, now known as SunPower Corporation, Systems, or SP Systems, which developed, engineered, manufactured and delivered large-scale solar power systems.

The SEC file number of the linked share (Class A Common Stock) is 000-51593.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$34.75	$24.30	$33.99
March 31, 2006	$45.09	$29.08	$38.16
June 30, 2006	$42.00	$24.60	$28.02
September 29, 2006	$34.25	$23.76	$27.74
December 29, 2006	$40.00	$26.36	$37.17
March 30, 2007	$48.11	$35.40	$45.50
June 29, 2007	$65.50	$45.87	$63.05
September 28, 2007	$86.92	$59.64	$82.82
December 31, 2007	$164.47	$82.00	$130.39
March 31, 2008	$134.28	$53.22	$74.51
June 30, 2008	$100.00	$70.80	$71.98
September 30, 2008	$107.00	$59.75	$70.93
December 31, 2008	$78.79	$18.51	$37.00
March 31, 2009	$46.30	$19.70	$23.78
June 30, 2009	$32.68	$22.18	$26.64
September 30, 2009	$33.99	$22.11	$29.89
December 31, 2009	$33.97	$20.00	$23.68
March 31, 2010	$26.35	$17.83	$18.90
April 6, 2010*	$26.35	$17.83	$18.81

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SPWRA

Initial price: $18.81

Protection level: 75.00%

Protection price: $14.11

Physical delivery amount: 53($1,000/Initial price)

Fractional shares: 0.163211

Coupon: 12.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-131

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-132

Suntech Power Holdings Co., Ltd.

According to publicly available information, Suntech Power Holdings Co., Ltd. (the “Company”) is one of the leading solar energy companies in the world as measured by production output in 2008, with leading positions in key solar markets. Since the Company commenced business operations in May 2002, it has grown rapidly to become the world’s third largest manufacturer of photovoltaic, or PV, cells in 2008, based on production output. The Company designs, develops, manufactures and markets a variety of PV cells and modules, including a broad range of value-added building-integrated photovoltaics, or BIPV, products. The Company’s products are used to provide reliable and environmentally friendly electric power for residential, commercial, industrial and public utility applications in various markets worldwide. The Company also provides PV system integration services to customers in China and the United States, and are expanding into the development of utility scale solar power systems. The Company sells its products in various key solar energy markets worldwide including Spain, Germany, the United States, China, South Korea, Italy, the Middle East, Australia and Japan.

The SEC file number of the linked share (American depositary share) is 001-32689.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$28.20	$19.03	$27.25
March 31, 2006	$45.86	$25.50	$36.99
June 30, 2006	$41.48	$21.50	$28.25
September 29, 2006	$32.70	$21.60	$25.83
December 29, 2006	$34.94	$23.15	$34.01
March 30, 2007	$40.40	$31.62	$34.61
June 29, 2007	$39.58	$31.41	$36.47
September 28, 2007	$44.94	$31.81	$39.90
December 31, 2007	$88.62	$37.52	$82.32
March 31, 2008	$90.00	$28.21	$40.56
June 30, 2008	$51.62	$35.80	$37.46
September 30, 2008	$48.63	$31.57	$35.87
December 31, 2008	$37.54	$5.37	$11.70
March 31, 2009	$14.15	$5.09	$11.69
June 30, 2009	$20.18	$11.23	$17.86
September 30, 2009	$21.36	$12.79	$15.20
December 31, 2009	$18.20	$12.05	$16.63
March 31, 2010	$18.78	$12.59	$14.02
April 6, 2010*	$18.78	$12.59	$14.00

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STP

Initial price: $14.00

Protection level: 75.00%

Protection price: $10.50

Physical delivery amount: 71($1,000/Initial price)

Fractional shares: 0.428571

Coupon: 12.00% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.00

FWP-133

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.00%		100.00%
+ 90%	6.00%		90.00%
+ 80%	6.00%		80.00%
+ 70%	6.00%		70.00%
+ 60%	6.00%		60.00%
+ 50%	6.00%		50.00%
+ 40%	6.00%		40.00%
+ 30%	6.00%		30.00%
+ 20%	6.00%		20.00%
+ 10%	6.00%		10.00%
+ 5%	6.00%		5.00%

0%	6.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.00%	1.00%	-5.00%
- 10%	6.00%	-4.00%	-10.00%
- 20%	6.00%	-14.00%	-20.00%
- 30%	N/A	-24.00%	-30.00%
- 40%	N/A	-34.00%	-40.00%
- 50%	N/A	-44.00%	-50.00%
- 60%	N/A	-54.00%	-60.00%
- 70%	N/A	-64.00%	-70.00%
- 80%	N/A	-74.00%	-80.00%
- 90%	N/A	-84.00%	-90.00%
- 100%	N/A	-94.00%	-100.00%

FWP-134

Seagate Technology

According to publicly available information, Seagate Technology (the “Company”) designs, manufactures and markets rigid disc drives. Rigid disc drives, which are commonly referred to as disc drives or hard drives, are used as the primary medium for storing electronic information in systems ranging from desktop and notebook computers, and consumer electronics devices to data centers delivering information over corporate networks and the Internet. The Company’s enterprise applications are used in enterprise servers, mainframes and workstations; its desktop applications are used in desktop computers; its mobile computing applications are used in notebook computers; and its consumer electronics applications are used in devices such as digital video recorders, digital music players and gaming devices.

At July 3, 2009, the Company employed 47,000 employees, temporary employees and contractors worldwide.

The linked share’s SEC file number is 001-31560.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending**	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$21.70	$14.99	$16.13
September 30, 2004	$16.48	$11.50	$14.43
December 31, 2004	$14.59	$10.11	$13.52
March 31, 2005	$18.21	$12.30	$17.27
June 30, 2005	$20.20	$16.35	$19.55
September 30, 2005	$21.50	$16.42	$17.55
December 30, 2005	$20.08	$14.50	$15.85
March 31, 2006	$20.54	$13.82	$19.99
June 30, 2006	$28.11	$19.69	$26.33
September 29, 2006	$27.74	$20.94	$22.64
December 29, 2006	$25.20	$19.15	$23.09
March 30, 2007	$27.27	$20.73	$26.50
June 29, 2007	$28.51	$22.94	$23.30
September 28, 2007	$23.47	$20.10	$21.77
December 31, 2007	$26.84	$21.63	$25.58
March 31, 2008	$28.91	$23.62	$25.50
June 30, 2008	$25.75	$18.60	$20.94
September 30, 2008	$13.41	$10.80	$12.12
December 31, 2008	$12.17	$3.67	$4.43
March 31, 2009	$6.56	$2.98	$6.01
June 30, 2009	$10.63	$5.51	$10.46
September 30, 2009	$16.16	$9.26	$15.21
December 31, 2009	$18.59	$13.79	$18.19
March 31, 2010	$21.58	$16.48	$18.26
April 6, 2010*	$21.58	$16.48	$19.06

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.
**	In respect of the quarterly periods set forth above from the period ending March 31, 2004 up to and including the period ending June 30, 2008, the high, low and closing prices were those quoted on New York Stock Exchange. In respect of the period starting from September 30, 2008 and ending April 6, 2010, the high, low and closing prices were those quoted on NASDAQ.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STX

Initial price: $19.06

Protection level: 80.00%

Protection price: $15.25

Physical delivery amount: 52($1,000/Initial price)

Fractional shares: 0.465897

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.54

FWP-135

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.00%
+ 90%	5.125%		90.00%
+ 80%	5.125%		80.00%
+ 70%	5.125%		70.00%
+ 60%	5.125%		60.00%
+ 50%	5.125%		50.00%
+ 40%	5.125%		40.00%
+ 30%	5.125%		30.00%
+ 20%	5.125%		20.00%
+ 10%	5.125%		10.00%
+ 5%	5.125%		5.00%

0%	5.125%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-5.00%
- 10%	5.125%	-4.875%	-10.00%
- 20%	5.125%	-14.875%	-20.00%
- 30%	N/A	-24.875%	-30.00%
- 40%	N/A	-34.875%	-40.00%
- 50%	N/A	-44.875%	-50.00%
- 60%	N/A	-54.875%	-60.00%
- 70%	N/A	-64.875%	-70.00%
- 80%	N/A	-74.875%	-80.00%
- 90%	N/A	-84.875%	-90.00%
- 100%	N/A	-94.875%	-100.00%

FWP-136

SAVVIS, Inc.

According to publicly available information, SAVVIS, Inc. (the “Company”) provides information technology services including managed hosting, utility computing, collocation, managed security, network, and professional services, through its global infrastructure to businesses and government agencies.

The Company was incorporated in Delaware in 1998 and their principal executive offices are located at 1 SAVVIS Parkway, Town & Country, Missouri 63017.

As of December 31, 2009, the Company presented its revenue in two categories of services: (1) hosting services and (2) network services. Hosting Services provide the core facilities, computing, including cloud services, data storage, security and network infrastructure on which to run business applications. Network Services are comprised of the Company’s managed network services, including managed IP VPN, High Speed Layer-2 VPN and the services marketed under its WAM!NET brand; hosting area network, or HAN; and bandwidth services. In 2009 the Company continued to expand the reach of its Application Transportation Network services by adding network to network interfaces in 16 cities across the United States and Asia.

The linked share’s SEC file number is 000-29375.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$42.00	$18.90	$20.70
September 30, 2004	$23.85	$14.70	$18.75
December 31, 2004	$21.00	$12.15	$17.40
March 31, 2005	$18.75	$8.40	$9.30
June 30, 2005	$18.77	$6.00	$16.50
September 30, 2005	$18.90	$11.85	$12.00
December 30, 2005	$12.30	$6.90	$11.25
March 31, 2006	$22.95	$9.00	$22.35
June 30, 2006	$32.10	$20.70	$29.61
September 29, 2006	$34.09	$23.51	$28.50
December 29, 2006	$38.01	$27.72	$35.71
March 30, 2007	$49.34	$33.38	$47.88
June 29, 2007	$53.43	$44.77	$49.51
September 28, 2007	$50.98	$33.65	$38.78
December 31, 2007	$44.68	$23.52	$27.91
March 31, 2008	$27.92	$14.39	$16.27
June 30, 2008	$20.14	$12.79	$12.91
September 30, 2008	$18.51	$10.15	$13.44
December 31, 2008	$13.34	$4.65	$6.89
March 31, 2009	$8.58	$5.03	$6.19
June 30, 2009	$14.45	$5.79	$11.46
September 30, 2009	$18.03	$9.57	$15.82
December 31, 2009	$18.40	$12.38	$14.05
March 31, 2010	$18.21	$14.05	$16.50
April 6, 2010*	$18.21	$14.05	$17.67

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SVVS

Initial price: $17.67

Protection level: 80.00%

Protection price: $14.14

Physical delivery amount: 56($1,000/Initial price)

Fractional shares: 0.593096

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.58

FWP-137

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.00%
+ 90%	5.75%		90.00%
+ 80%	5.75%		80.00%
+ 70%	5.75%		70.00%
+ 60%	5.75%		60.00%
+ 50%	5.75%		50.00%
+ 40%	5.75%		40.00%
+ 30%	5.75%		30.00%
+ 20%	5.75%		20.00%
+ 10%	5.75%		10.00%
+ 5%	5.75%		5.00%

0%	5.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-5.00%
- 10%	5.75%	-4.25%	-10.00%
- 20%	5.75%	-14.25%	-20.00%
- 30%	N/A	-24.25%	-30.00%
- 40%	N/A	-34.25%	-40.00%
- 50%	N/A	-44.25%	-50.00%
- 60%	N/A	-54.25%	-60.00%
- 70%	N/A	-64.25%	-70.00%
- 80%	N/A	-74.25%	-80.00%
- 90%	N/A	-84.25%	-90.00%
- 100%	N/A	-94.25%	-100.00%

FWP-138

SolarWinds, Inc.

According to publicly available information, SolarWinds, Inc. is a provider of powerful yet easy-to-use enterprise-class network management software for network professionals. Its offerings range from individual software tools to more comprehensive software products that solve problems faced every day by IT professionals and help to enable efficient and effective management of networks and IT environments. As of December 31, 2009, the Company’s number of customers increased from 28,000 to over 90,000.

The Company’s executive offices are located in Austin, Texas.

The linked share’s SEC file number is 001-34358.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	N/A	N/A	N/A
December 31, 2007	N/A	N/A	N/A
March 31, 2008	N/A	N/A	N/A
June 30, 2008	N/A	N/A	N/A
September 30, 2008	N/A	N/A	N/A
December 31, 2008	N/A	N/A	N/A
March 31, 2009	N/A	N/A	N/A
June 30, 2009	$16.81	$12.70	$16.49
September 30, 2009	$24.25	$14.75	$22.03
December 31, 2009	$23.65	$16.89	$23.01
March 31, 2010	$23.52	$18.25	$21.66
April 6, 2010*	$23.52	$18.25	$23.39

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SWI

Initial price: $23.39

Protection level: 80.00%

Protection price: $18.71

Physical delivery amount: 42($1,000/Initial price)

Fractional shares: 0.753313

Coupon: 9.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-139

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-140

Terex Corporation

According to publicly available information, Terex Corporation (the “Company”) is a diversified global manufacturer of capital equipment focused on delivering reliable, customer relevant solutions for the construction, infrastructure, quarrying, surface mining, shipping, transportation, power and energy industries. As of December 31, 2009, the Company operates in five reportable segments: (i) Terex Aerial Work Platforms, (ii) Terex Construction, (iii) Terex Cranes, (iv) Terex Materials Processing & Mining and (v) Terex Roadbuilding, Utility Products and Other. The Company’s products are manufactured at plants in North America, Europe, Australia, Asia and South America, and are sold worldwide with an increased emphasis on developing markets such as China, India, the Middle East and Latin America.

The linked share’s SEC file number is 001-10702.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.60	$14.01	$17.07
September 30, 2004	$21.95	$15.98	$21.70
December 31, 2004	$24.12	$16.35	$23.83
March 31, 2005	$24.51	$18.82	$21.65
June 30, 2005	$22.00	$17.92	$19.70
September 30, 2005	$26.10	$19.57	$24.72
December 30, 2005	$31.22	$24.55	$29.70
March 31, 2006	$40.83	$29.58	$39.62
June 30, 2006	$51.57	$37.55	$49.35
September 29, 2006	$50.89	$37.69	$45.22
December 29, 2006	$66.52	$45.11	$64.58
March 30, 2007	$73.25	$54.75	$71.76
June 29, 2007	$86.99	$70.60	$81.30
September 28, 2007	$96.93	$66.24	$89.02
December 31, 2007	$90.75	$56.20	$65.57
March 31, 2008	$72.09	$46.50	$62.50
June 30, 2008	$76.21	$50.50	$51.37
September 30, 2008	$53.08	$28.22	$30.52
December 31, 2008	$30.10	$8.97	$17.32
March 31, 2009	$21.11	$7.34	$9.25
June 30, 2009	$17.92	$8.90	$12.07
September 30, 2009	$21.27	$10.25	$20.73
December 31, 2009	$25.50	$18.08	$19.81
March 31, 2010	$23.89	$17.33	$22.71
April 6, 2010*	$25.07	$17.33	$24.75

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TEX

Initial price: $24.75

Protection level: 80.00%

Protection price: $19.80

Physical delivery amount: 40($1,000/Initial price)

Fractional shares: 0.404040

Coupon: 9.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $7.92

FWP-141

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	4.75%		100.00%
+ 90%	4.75%		90.00%
+ 80%	4.75%		80.00%
+ 70%	4.75%		70.00%
+ 60%	4.75%		60.00%
+ 50%	4.75%		50.00%
+ 40%	4.75%		40.00%
+ 30%	4.75%		30.00%
+ 20%	4.75%		20.00%
+ 10%	4.75%		10.00%
+ 5%	4.75%		5.00%

0%	4.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	4.75%	-0.25%	-5.00%
- 10%	4.75%	-5.25%	-10.00%
- 20%	4.75%	-15.25%	-20.00%
- 30%	N/A	-25.25%	-30.00%
- 40%	N/A	-35.25%	-40.00%
- 50%	N/A	-45.25%	-50.00%
- 60%	N/A	-55.25%	-60.00%
- 70%	N/A	-65.25%	-70.00%
- 80%	N/A	-75.25%	-80.00%
- 90%	N/A	-85.25%	-90.00%
- 100%	N/A	-95.25%	-100.00%

FWP-142

Titanium Metals Corporation

According to publicly available information, Titanium Metals Corporation (the “Company”) was originally formed in 1950 and was incorporated in Delaware in 1955. The Company is one of the world’s leading producers of titanium melted and mill products. The Company is the only producer with major titanium production facilities in both the United States and Europe, the world’s principal markets for titanium consumption. As of December 31, 2009, the Company was the largest producer of titanium sponge, a key raw material, in the United States. The Company’s products include titanium sponge, melted products, mill products and industrial fabrications.

The linked share’s SEC file number is 01-14368.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$2.70	$1.80	$2.31
September 30, 2004	$3.11	$2.30	$2.93
December 31, 2004	$3.33	$2.38	$3.02
March 31, 2005	$5.06	$2.93	$4.50
June 30, 2005	$7.19	$3.88	$7.10
September 30, 2005	$10.60	$6.17	$9.89
December 30, 2005	$19.86	$8.79	$15.82
March 31, 2006	$25.88	$15.96	$24.28
June 30, 2006	$47.59	$24.50	$34.38
September 29, 2006	$34.88	$22.77	$25.28
December 29, 2006	$33.92	$23.20	$29.51
March 30, 2007	$38.85	$27.74	$35.88
June 29, 2007	$39.80	$30.31	$31.90
September 28, 2007	$35.32	$25.75	$33.56
December 31, 2007	$36.50	$25.27	$26.45
March 31, 2008	$26.78	$13.29	$15.05
June 30, 2008	$19.65	$13.33	$13.99
September 30, 2008	$14.90	$9.80	$11.34
December 31, 2008	$11.29	$5.31	$8.81
March 31, 2009	$9.78	$4.04	$5.47
June 30, 2009	$11.52	$5.25	$9.19
September 30, 2009	$10.63	$7.34	$9.59
December 31, 2009	$13.18	$8.39	$12.52
March 31, 2010	$17.25	$10.55	$16.59
April 6, 2010*	$17.33	$10.55	$17.03

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TIE

Initial price: $17.03

Protection level: 75.00%

Protection price: $12.77

Physical delivery amount: 58($1,000/Initial price)

Fractional shares: 0.719906

Coupon: 10.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.75

FWP-143

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.25%		100.00%
+ 90%	5.25%		90.00%
+ 80%	5.25%		80.00%
+ 70%	5.25%		70.00%
+ 60%	5.25%		60.00%
+ 50%	5.25%		50.00%
+ 40%	5.25%		40.00%
+ 30%	5.25%		30.00%
+ 20%	5.25%		20.00%
+ 10%	5.25%		10.00%
+ 5%	5.25%		5.00%

0%	5.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.25%	0.25%	-5.00%
- 10%	5.25%	-4.75%	-10.00%
- 20%	5.25%	-14.75%	-20.00%
- 30%	N/A	-24.75%	-30.00%
- 40%	N/A	-34.75%	-40.00%
- 50%	N/A	-44.75%	-50.00%
- 60%	N/A	-54.75%	-60.00%
- 70%	N/A	-64.75%	-70.00%
- 80%	N/A	-74.75%	-80.00%
- 90%	N/A	-84.75%	-90.00%
- 100%	N/A	-94.75%	-100.00%

FWP-144

TRW Automotive Holdings Corp.

According to publicly available information, TRW Automotive Holdings Corp. (the “Company”) is a diversified supplier of automotive systems, modules, and components to global automotive original equipment manufacturers and related aftermarkets. The Company conducts substantially all of its operations through subsidiaries. These operations primarily encompass the design, manufacture and sale of active and passive safety related products. Active safety related products principally refer to vehicle dynamic controls (primarily braking and steering), and passive safety related products principally refer to occupant restraints (primarily airbags and seat belts) and safety electronics (electronic control units and crash and occupant weight sensors). The Company operates its business along four segments: Chassis Systems, Occupant Safety Systems, Electronics and Automotive Components. Of the Company’s 2009 sales, approximately 58% are in Europe, 25% are in North America, 12 % are in Asia, and 5% are in the rest of the world.

The linked share’s SEC file number is: 001-31970.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$22.60	$17.52	$18.85
September 30, 2004	$21.35	$18.50	$18.85
December 31, 2004	$21.57	$16.65	$20.70
March 31, 2005	$21.70	$18.85	$19.43
June 30, 2005	$24.61	$17.64	$24.51
September 30, 2005	$29.90	$24.14	$29.34
December 30, 2005	$29.46	$23.52	$26.35
March 31, 2006	$29.15	$22.91	$23.30
June 30, 2006	$28.60	$22.00	$27.28
September 29, 2006	$28.22	$22.74	$24.07
December 29, 2006	$26.89	$22.90	$25.87
March 30, 2007	$35.37	$25.64	$34.82
June 29, 2007	$42.30	$34.68	$36.83
September 28, 2007	$38.95	$26.67	$31.68
December 31, 2007	$33.52	$20.66	$20.90
March 31, 2008	$25.48	$18.35	$23.37
June 30, 2008	$29.56	$18.39	$18.47
September 30, 2008	$21.85	$15.17	$15.91
December 31, 2008	$15.69	$2.06	$3.60
March 31, 2009	$4.79	$1.38	$3.22
June 30, 2009	$12.19	$3.00	$11.30
September 30, 2009	$20.93	$10.91	$16.75
December 31, 2009	$25.52	$14.71	$23.88
March 31, 2010	$30.04	$21.30	$28.58
April 6, 2010*	$30.86	$21.30	$30.80

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TRW

Initial price: $30.80

Protection level: 80.00%

Protection price: $24.64

Physical delivery amount: 32($1,000/Initial price)

Fractional shares: 0.467532

Coupon: 10.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $8.96

FWP-145

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.375%		100.00%
+ 90%	5.375%		90.00%
+ 80%	5.375%		80.00%
+ 70%	5.375%		70.00%
+ 60%	5.375%		60.00%
+ 50%	5.375%		50.00%
+ 40%	5.375%		40.00%
+ 30%	5.375%		30.00%
+ 20%	5.375%		20.00%
+ 10%	5.375%		10.00%
+ 5%	5.375%		5.00%

0%	5.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.375%	0.375%	-5.00%
- 10%	5.375%	-4.625%	-10.00%
- 20%	5.375%	-14.625%	-20.00%
- 30%	N/A	-24.625%	-30.00%
- 40%	N/A	-34.625%	-40.00%
- 50%	N/A	-44.625%	-50.00%
- 60%	N/A	-54.625%	-60.00%
- 70%	N/A	-64.625%	-70.00%
- 80%	N/A	-74.625%	-80.00%
- 90%	N/A	-84.625%	-90.00%
- 100%	N/A	-94.625%	-100.00%

FWP-146

Trina Solar Limited

According to publicly available information, Trina Solar Limited (the “Company”) is an integrated solar-power products manufacturer based in China. The Company has integrated the manufacturing of ingots, wafers and solar cells for use in its PV module production. The Company’s PV modules are intended to provide reliable and environmentally-friendly electric power for residential, commercial, industrial and other applications worldwide.

The Company builds its PV modules to general specifications, as well as to its customers’ and end-users’ specifications. It sells and markets its products worldwide, including in a number of European countries, such as Germany, Spain and Italy, where government incentives have accelerated the adoption of solar power. In recent years, it has also increased its sales in emerging solar power markets, such as the Benelux markets, China, the Czech Republic, France, Japan, South Korea and the United States. It has established regional headquarters and offices located in Europe, North America and Asia to target sales and distribution in those markets.

As of December 31, 2009, the Company had an annual module manufacturing capacity of approximately 500 megawatts. The Company had net revenues of $845.1 million in 2009.

The SEC file number of the linked share (American depositary share) is 001-33195.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	$13.38	$9.41	$9.45
March 30, 2007	$25.47	$8.80	$22.04
June 29, 2007	$34.45	$19.38	$25.73
September 28, 2007	$36.53	$19.40	$28.49
December 31, 2007	$34.13	$16.30	$26.90
March 31, 2008	$28.25	$12.94	$15.37
June 30, 2008	$26.75	$14.82	$15.32
September 30, 2008	$17.46	$11.03	$11.48
December 31, 2008	$12.37	$2.81	$4.65
March 31, 2009	$6.89	$2.88	$5.21
June 30, 2009	$14.20	$5.09	$12.82
September 30, 2009	$17.95	$10.05	$16.09
December 31, 2009	$28.20	$14.39	$26.99
March 31, 2010	$31.12	$19.53	$24.41
April 6, 2010*	$31.12	$19.53	$25.20

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSL

Initial price: $25.20

Protection level: 75.00%

Protection price: $18.90

Physical delivery amount: 39($1,000/Initial price)

Fractional shares: 0.682540

Coupon: 15.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $13.13

FWP-147

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.875%		100.00%
+ 90%	7.875%		90.00%
+ 80%	7.875%		80.00%
+ 70%	7.875%		70.00%
+ 60%	7.875%		60.00%
+ 50%	7.875%		50.00%
+ 40%	7.875%		40.00%
+ 30%	7.875%		30.00%
+ 20%	7.875%		20.00%
+ 10%	7.875%		10.00%
+ 5%	7.875%		5.00%

0%	7.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.875%	2.875%	-5.00%
- 10%	7.875%	-2.125%	-10.00%
- 20%	7.875%	-12.125%	-20.00%
- 30%	N/A	-22.125%	-30.00%
- 40%	N/A	-32.125%	-40.00%
- 50%	N/A	-42.125%	-50.00%
- 60%	N/A	-52.125%	-60.00%
- 70%	N/A	-62.125%	-70.00%
- 80%	N/A	-72.125%	-80.00%
- 90%	N/A	-82.125%	-90.00%
- 100%	N/A	-92.125%	-100.00%

FWP-148

Tesoro Corporation

According to publicly available information, Tesoro Corporation (“the Company”) is based in San Antonio, Texas. The Company was incorporated in Delaware in 1968 under the name Tesoro Petroleum Corporation, which was subsequently changed in 2004 to Tesoro Corporation. As of December 31, 2009, the Company is an independent petroleum refiner and marketer in the United States with two operating segments—(1) refining crude oil and other feedstocks at its seven refineries in the western and mid-continental United States and selling refined products in bulk and wholesale markets and (2) selling motor fuels and convenience products in the retail market through its 886 branded retail stations in 15 states. The Company’s refining segment produces refined products, primarily gasoline and gasoline blendstocks, jet fuel, diesel fuel and heavy fuel oils for sale to a wide variety of commercial customers in the western and mid-continental United States. Its retail segment distributes motor fuels through a network of retail stations, primarily under the Tesoro®, Mirastar®, Shell® and USA GasolineTM brands.

The Company’s principal executive offices are located at 300 Concord Plaza Drive, San Antonio, Texas 78216-6999.

The linked share’s SEC file number is 001-03473.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.88	$8.88	$13.80
September 30, 2004	$15.85	$10.90	$14.77
December 31, 2004	$17.33	$13.88	$15.93
March 31, 2005	$19.09	$14.13	$18.51
June 30, 2005	$24.93	$17.03	$23.26
September 30, 2005	$35.90	$23.06	$33.62
December 30, 2005	$34.64	$26.17	$30.78
March 31, 2006	$36.99	$28.85	$34.17
June 30, 2006	$37.86	$30.16	$37.18
September 29, 2006	$38.40	$26.48	$28.99
December 29, 2006	$36.55	$27.33	$32.89
March 30, 2007	$51.40	$31.47	$50.22
June 29, 2007	$64.65	$50.06	$57.15
September 28, 2007	$62.00	$42.64	$46.02
December 31, 2007	$65.50	$44.53	$47.70
March 31, 2008	$48.35	$26.55	$30.00
June 30, 2008	$33.40	$18.60	$19.77
September 30, 2008	$20.17	$14.29	$16.49
December 31, 2008	$16.86	$6.71	$13.17
March 31, 2009	$19.16	$11.88	$13.47
June 30, 2009	$18.76	$12.25	$12.73
September 30, 2009	$16.04	$10.63	$14.98
December 31, 2009	$16.92	$12.27	$13.55
March 31, 2010	$15.33	$11.49	$13.90
April 6, 2010*	$15.33	$11.49	$13.80

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSO

Initial price: $13.80

Protection level: 80.00%

Protection price: $11.04

Physical delivery amount: 72($1,000/Initial price)

Fractional shares: 0.463768

Coupon: 10.25% per annum

Maturity: October 29, 2010

Dividend yield: 1.88% per annum

Coupon amount monthly: $8.54

FWP-149

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.125%		100.94%
+ 90%	5.125%		90.94%
+ 80%	5.125%		80.94%
+ 70%	5.125%		70.94%
+ 60%	5.125%		60.94%
+ 50%	5.125%		50.94%
+ 40%	5.125%		40.94%
+ 30%	5.125%		30.94%
+ 20%	5.125%		20.94%
+ 10%	5.125%		10.94%
+ 5%	5.125%		5.94%

0%	5.125%		0.94%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.125%	0.125%	-4.06%
- 10%	5.125%	-4.875%	-9.06%
- 20%	5.125%	-14.875%	-19.06%
- 30%	N/A	-24.875%	-29.06%
- 40%	N/A	-34.875%	-39.06%
- 50%	N/A	-44.875%	-49.06%
- 60%	N/A	-54.875%	-59.06%
- 70%	N/A	-64.875%	-69.06%
- 80%	N/A	-74.875%	-79.06%
- 90%	N/A	-84.875%	-89.06%
- 100%	N/A	-94.875%	-99.06%

FWP-150

United Rentals, Inc.

According to publicly available information, United Rentals, Inc. (the “Company”) is one of the largest equipment rental companies in the world and its network consists of 569 rental locations in the United States, Canada and Mexico as of December 31, 2009. The Company offers approximately 3,000 classes of equipment for rent to customers that include construction and industrial companies, manufacturers, utilities, municipalities, homeowners, government entities and others. In 2009, the Company generated revenues of $2.4 billion, including $1.8 billion of equipment rental revenue.

The linked share’s SEC file number is 001-14387.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.94	$15.62	$17.89
September 30, 2004	$20.52	$13.95	$15.89
December 31, 2004	$19.16	$15.09	$18.90
March 31, 2005	$21.87	$16.14	$20.21
June 30, 2005	$21.37	$17.12	$20.21
September 30, 2005	$20.99	$16.50	$19.71
December 30, 2005	$24.62	$17.06	$23.39
March 31, 2006	$35.35	$23.07	$34.50
June 30, 2006	$37.84	$26.07	$31.98
September 29, 2006	$31.98	$20.25	$23.25
December 29, 2006	$26.58	$22.01	$25.43
March 30, 2007	$29.68	$24.57	$27.50
June 29, 2007	$35.07	$27.23	$32.54
September 28, 2007	$34.98	$28.55	$32.17
December 31, 2007	$34.34	$17.32	$18.36
March 31, 2008	$20.50	$14.83	$18.84
June 30, 2008	$22.74	$17.53	$19.61
September 30, 2008	$20.59	$13.79	$15.24
December 31, 2008	$15.52	$4.32	$9.12
March 31, 2009	$9.50	$2.90	$4.21
June 30, 2009	$6.89	$3.99	$6.49
September 30, 2009	$11.31	$5.19	$10.30
December 31, 2009	$11.53	$8.61	$9.81
March 31, 2010	$10.13	$6.87	$9.38
April 6, 2010*	$10.13	$6.87	$9.74

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: URI

Initial price: $9.74

Protection level: 75.00%

Protection price: $7.31

Physical delivery amount: 102($1,000/Initial price)

Fractional shares: 0.669405

Coupon: 12.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $10.63

FWP-151

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	6.375%		100.00%
+ 90%	6.375%		90.00%
+ 80%	6.375%		80.00%
+ 70%	6.375%		70.00%
+ 60%	6.375%		60.00%
+ 50%	6.375%		50.00%
+ 40%	6.375%		40.00%
+ 30%	6.375%		30.00%
+ 20%	6.375%		20.00%
+ 10%	6.375%		10.00%
+ 5%	6.375%		5.00%

0%	6.375%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	6.375%	1.375%	-5.00%
- 10%	6.375%	-3.625%	-10.00%
- 20%	6.375%	-13.625%	-20.00%
- 30%	N/A	-23.625%	-30.00%
- 40%	N/A	-33.625%	-40.00%
- 50%	N/A	-43.625%	-50.00%
- 60%	N/A	-53.625%	-60.00%
- 70%	N/A	-63.625%	-70.00%
- 80%	N/A	-73.625%	-80.00%
- 90%	N/A	-83.625%	-90.00%
- 100%	N/A	-93.625%	-100.00%

FWP-152

Vertex Pharmaceuticals Incorporated

According to publicly available information, Vertex Pharmaceuticals Incorporated (“the Company”) is in the business of discovering, developing and commercializing small molecule drugs for the treatment of serious diseases. The Company has built a drug discovery capability that integrates biology, chemistry, biophysics, automation and information technologies, with a goal of making the drug discovery process more efficient and productive. A Vertex-discovered compound for the treatment of HIV infection, fosamprenavir calcium, is being marketed by its collaborator GlaxoSmithKline plc as Lexiva in the United States and Telzir in Europe. The Company is currently concentrating most of its drug development resources on four drug candidates: telaprevir for the treatment of hepatitis C virus, or HCV, infection, VX-702 for the treatment of rheumatoid arthritis and other inflammatory diseases, VX-770 for the treatment of cystic fibrosis, or CF, and VX-883 for the treatment of bacterial infection. As of December 31, 2009, the Company was engaged in a number of clinical development programs and intended to continue to invest in its research programs with the goal of adding promising new compounds to its drug development pipeline.

The linked share’s SEC file number is 000-19319.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.99	$8.00	$10.84
September 30, 2004	$11.19	$8.06	$10.50
December 31, 2004	$12.05	$9.79	$10.57
March 31, 2005	$11.99	$9.20	$9.36
June 30, 2005	$17.06	$8.62	$16.84
September 30, 2005	$22.68	$15.33	$22.35
December 30, 2005	$29.24	$20.31	$27.67
March 31, 2006	$44.71	$26.50	$36.59
June 30, 2006	$40.00	$29.00	$36.71
September 29, 2006	$37.10	$29.75	$33.65
December 29, 2006	$45.38	$32.50	$37.42
March 30, 2007	$38.95	$26.98	$28.04
June 29, 2007	$32.51	$25.61	$28.56
September 28, 2007	$41.42	$27.82	$38.41
December 31, 2007	$39.47	$22.81	$23.23
March 31, 2008	$24.67	$13.84	$23.89
June 30, 2008	$34.97	$23.44	$33.47
September 30, 2008	$35.00	$24.62	$33.24
December 31, 2008	$33.16	$18.43	$30.38
March 31, 2009	$35.96	$26.68	$28.73
June 30, 2009	$36.30	$25.94	$35.64
September 30, 2009	$38.50	$31.85	$37.90
December 31, 2009	$44.03	$31.84	$42.85
March 31, 2010	$44.24	$36.15	$40.87
April 6, 2010*	$44.24	$36.15	$40.47

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: VRTX

Initial price: $40.47

Protection level: 80.00%

Protection price: $32.38

Physical delivery amount: 24($1,000/Initial price)

Fractional shares: 0.709661

Coupon: 11.75% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.79

FWP-153

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.875%		100.00%
+ 90%	5.875%		90.00%
+ 80%	5.875%		80.00%
+ 70%	5.875%		70.00%
+ 60%	5.875%		60.00%
+ 50%	5.875%		50.00%
+ 40%	5.875%		40.00%
+ 30%	5.875%		30.00%
+ 20%	5.875%		20.00%
+ 10%	5.875%		10.00%
+ 5%	5.875%		5.00%

0%	5.875%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.875%	0.875%	-5.00%
- 10%	5.875%	-4.125%	-10.00%
- 20%	5.875%	-14.125%	-20.00%
- 30%	N/A	-24.125%	-30.00%
- 40%	N/A	-34.125%	-40.00%
- 50%	N/A	-44.125%	-50.00%
- 60%	N/A	-54.125%	-60.00%
- 70%	N/A	-64.125%	-70.00%
- 80%	N/A	-74.125%	-80.00%
- 90%	N/A	-84.125%	-90.00%
- 100%	N/A	-94.125%	-100.00%

FWP-154

MEMC Electronic Materials, Inc.

According to publicly available information, MEMC Electronic Materials, Inc. (the “Company”) is a global leader in the manufacture and sale of wafers for the semiconductor industry. The Company provides wafers in sizes ranging from 100 millimeters (4 inch) to 300 millimeters (12 inch) and in three general categories: prime, epitaxial and test/monitor. Since 2007, the Company has been selling 156 millimeter wafers targeted for solar applications.

On November 20, 2009, the Company consummated the acquisition of Sun Edison LLC (“SunEdison”). As a result of this acquisition, it now engages in the development of solar power plants and commercialization of solar energy. SunEdison was formed in 2003 as a Delaware limited liability company.

Until its acquisition of SunEdison, the Company was engaged in one reportable industry segment—the design, manufacture and sale of silicon wafers—which was conducted as its Materials Business. From the time of the SunEdison acquisition until the end of fiscal 2009, the Company was engaged in two reportable segments, Materials Business and Solar Energy Business (d/b/a SunEdison). Effective January 1, 2010, the Company reorganized its historical operations into two separate businesses, and it is now engaged in three reportable industry segments: (i) Semiconductor Materials; (ii) Solar Materials; and (iii) Solar Energy (d/b/a SunEdison).

The Company was formed in 1984 as a Delaware corporation and completed its initial public stock offering in 1995.

The linked share’s SEC file number is 001-13828.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$10.47	$7.81	$9.88
September 30, 2004	$9.97	$7.33	$8.48
December 31, 2004	$13.28	$8.45	$13.25
March 31, 2005	$14.95	$10.70	$13.45
June 30, 2005	$16.89	$10.85	$15.77
September 30, 2005	$23.65	$15.71	$22.79
December 30, 2005	$24.27	$16.20	$22.17
March 31, 2006	$38.50	$22.60	$36.92
June 30, 2006	$48.89	$30.01	$37.50
September 29, 2006	$41.30	$26.27	$36.63
December 29, 2006	$44.01	$31.94	$39.14
March 30, 2007	$64.09	$39.51	$60.58
June 29, 2007	$68.80	$52.22	$61.12
September 28, 2007	$64.68	$49.70	$58.86
December 31, 2007	$96.08	$57.15	$88.49
March 31, 2008	$91.45	$59.41	$70.90
June 30, 2008	$78.31	$60.87	$61.54
September 30, 2008	$60.99	$25.15	$28.26
December 31, 2008	$29.65	$10.00	$14.28
March 31, 2009	$19.26	$11.70	$16.49
June 30, 2009	$21.36	$13.43	$17.81
September 30, 2009	$20.93	$15.10	$16.63
December 31, 2009	$16.68	$11.78	$13.62
March 31, 2010	$15.67	$11.50	$15.33
April 6, 2010*	$15.98	$11.50	$15.74

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFR

Initial price: $15.74

Protection level: 80.00%

Protection price: $12.59

Physical delivery amount: 63($1,000/Initial price)

Fractional shares: 0.532402

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.00% per annum

Coupon amount monthly: $9.58

FWP-155

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.00%
+ 90%	5.75%		90.00%
+ 80%	5.75%		80.00%
+ 70%	5.75%		70.00%
+ 60%	5.75%		60.00%
+ 50%	5.75%		50.00%
+ 40%	5.75%		40.00%
+ 30%	5.75%		30.00%
+ 20%	5.75%		20.00%
+ 10%	5.75%		10.00%
+ 5%	5.75%		5.00%

0%	5.75%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-5.00%
- 10%	5.75%	-4.25%	-10.00%
- 20%	5.75%	-14.25%	-20.00%
- 30%	N/A	-24.25%	-30.00%
- 40%	N/A	-34.25%	-40.00%
- 50%	N/A	-44.25%	-50.00%
- 60%	N/A	-54.25%	-60.00%
- 70%	N/A	-64.25%	-70.00%
- 80%	N/A	-74.25%	-80.00%
- 90%	N/A	-84.25%	-90.00%
- 100%	N/A	-94.25%	-100.00%

FWP-156

Walter Energy, Inc.

According to publicly available information, Walter Energy, Inc. (the “Company”) is a producer and exporter of metallurgical coal for the global steel industry and also produces steam coal, coal bed methane gase, metallurgical coke and other related products. It traces its roots back to 1946 when Jim Walter began a homebuilding business in Tampa, Florida. Although the Company was focused on Homebuilding during its early years, it later branched out into many different businesses, including the development, in 1972, of four underground coal mines in the Blue Creek coal seam near Brookwood, Alabama. In 1987 a group of investors formed a new company, subsequently named Walter Industries, Inc. and engineered a leveraged buyout, successfully completed in 1988. In 1997, Walter Industries, Inc. began trading on the New York Stock Exchange. In 2009 the Company closed its Homebuilding business and spun off its Financing business. The Company’s Homebuilding business was an on-your-lot homebuilder and its Financing business serviced non-conforming installment notes and loans that were secured by mortgages and liens. With all of its businesses now concentrated in coal and natural gas, the Company changed its name to Walter Energy, Inc. in April 2009.

As of December 31, 2009, the Company and its subsidiaries employed approximately 2,100 people, of whom approximately 1,300 were hourly workers and 800 were salaried employees.

The linked share’s SEC file number is 001-13711.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$7.06	$5.82	$6.87
September 30, 2004	$8.15	$6.51	$8.08
December 31, 2004	$17.22	$7.68	$17.01
March 31, 2005	$24.09	$15.09	$21.46
June 30, 2005	$25.12	$16.70	$20.28
September 30, 2005	$24.96	$19.97	$24.68
December 30, 2005	$26.55	$19.90	$25.08
March 31, 2006	$34.86	$24.67	$33.61
June 30, 2006	$36.04	$22.50	$29.08
September 29, 2006	$28.58	$20.76	$21.53
December 29, 2006	$28.49	$19.97	$27.05
March 30, 2007	$28.75	$23.90	$24.75
June 29, 2007	$32.52	$25.58	$28.96
September 28, 2007	$32.23	$20.53	$26.90
December 31, 2007	$38.79	$26.80	$35.93
March 31, 2008	$64.45	$30.78	$62.63
June 30, 2008	$111.87	$61.66	$108.77
September 30, 2008	$110.21	$39.08	$47.45
December 31, 2008	$46.88	$11.12	$17.51
March 31, 2009	$26.25	$15.19	$22.87
June 30, 2009	$38.74	$21.57	$36.24
September 30, 2009	$67.79	$34.27	$60.06
December 31, 2009	$80.08	$53.11	$75.31
March 31, 2010	$94.00	$63.60	$92.27
April 6, 2010*	$99.40	$63.60	$97.26

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WLT

Initial price: $97.26

Protection level: 80.00%

Protection price: $77.81

Physical delivery amount: 10($1,000/Initial price)

Fractional shares: 0.281719

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 0.42% per annum

Coupon amount monthly: $9.58

FWP-157

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		100.21%
+ 90%	5.75%		90.21%
+ 80%	5.75%		80.21%
+ 70%	5.75%		70.21%
+ 60%	5.75%		60.21%
+ 50%	5.75%		50.21%
+ 40%	5.75%		40.21%
+ 30%	5.75%		30.21%
+ 20%	5.75%		20.21%
+ 10%	5.75%		10.21%
+ 5%	5.75%		5.21%

0%	5.75%		0.21%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-4.79%
- 10%	5.75%	-4.25%	-9.79%
- 20%	5.75%	-14.25%	-19.79%
- 30%	N/A	-24.25%	-29.79%
- 40%	N/A	-34.25%	-39.79%
- 50%	N/A	-44.25%	-49.79%
- 60%	N/A	-54.25%	-59.79%
- 70%	N/A	-64.25%	-69.79%
- 80%	N/A	-74.25%	-79.79%
- 90%	N/A	-84.25%	-89.79%
- 100%	N/A	-94.25%	-99.79%

FWP-158

Wynn Resorts, Limited

According to publicly available information, Wynn Resorts, Limited (the “Company”) was formed in June 2002 and is a leading developer, owner and operator of destination casino resorts. The Company owns and operates two destination casino resorts—Wynn Las Vegas and Encore at Wynn Las Vegas in Las Vegas, Nevada and Wynn Macau, located in the Macau Special Administrative Region of the People’s Republic of China.

As of December 31, 2009, the Company had a total of approximately 18,900 employees (including approximately 6,400 in Macau).

The linked share’s SEC file number is 000-50028.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$43.77	$34.60	$38.63
September 30, 2004	$52.97	$34.21	$51.69
December 31, 2004	$72.99	$50.51	$66.92
March 31, 2005	$76.45	$60.43	$67.74
June 30, 2005	$68.00	$42.35	$47.27
September 30, 2005	$58.20	$43.27	$45.15
December 30, 2005	$61.50	$42.08	$54.85
March 31, 2006	$78.75	$52.44	$76.85
June 30, 2006	$80.19	$64.87	$73.30
September 29, 2006	$78.85	$60.82	$68.01
December 29, 2006	$98.45	$66.52	$93.85
March 30, 2007	$114.60	$89.06	$94.86
June 29, 2007	$107.97	$85.53	$89.69
September 28, 2007	$168.79	$88.42	$157.56
December 31, 2007	$176.14	$110.50	$112.13
March 31, 2008	$124.77	$90.92	$100.64
June 30, 2008	$116.54	$77.67	$81.35
September 30, 2008	$119.73	$69.27	$81.64
December 31, 2008	$83.69	$28.21	$42.26
March 31, 2009	$55.39	$14.50	$19.97
June 30, 2009	$50.76	$19.52	$35.30
September 30, 2009	$74.89	$29.05	$70.89
December 31, 2009	$71.50	$51.74	$58.23
March 31, 2010	$77.95	$59.70	$75.83
April 6, 2010*	$83.20	$59.70	$81.74

*	High, low and closing prices are for the period starting January 1, 2010 and ending April 6, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WYNN

Initial price: $81.74

Protection level: 80.00%

Protection price: $65.39

Physical delivery amount: 12($1,000/Initial price)

Fractional shares: 0.233912

Coupon: 11.50% per annum

Maturity: October 29, 2010

Dividend yield: 4.92% per annum

Coupon amount monthly: $9.58

FWP-159

Table of Hypothetical Values at Maturity

	6-Month Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	5.75%		102.46%
+ 90%	5.75%		92.46%
+ 80%	5.75%		82.46%
+ 70%	5.75%		72.46%
+ 60%	5.75%		62.46%
+ 50%	5.75%		52.46%
+ 40%	5.75%		42.46%
+ 30%	5.75%		32.46%
+ 20%	5.75%		22.46%
+ 10%	5.75%		12.46%
+ 5%	5.75%		7.46%

0%	5.75%		2.46%

	Protection Price Ever Breached?
	NO	YES
- 5%	5.75%	0.75%	-2.54%
- 10%	5.75%	-4.25%	-7.54%
- 20%	5.75%	-14.25%	-17.54%
- 30%	N/A	-24.25%	-27.54%
- 40%	N/A	-34.25%	-37.54%
- 50%	N/A	-44.25%	-47.54%
- 60%	N/A	-54.25%	-57.54%
- 70%	N/A	-64.25%	-67.54%
- 80%	N/A	-74.25%	-77.54%
- 90%	N/A	-84.25%	-87.54%
- 100%	N/A	-94.25%	-97.54%

FWP-160